United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21904

(Investment Company Act File Number)

Federated Hermes MDT Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 07/31/21

Date of Reporting Period: 07/31/21

Item 1.	Reports to Stockholders
Annual Shareholder Report
July 31, 2021

Share Class | Ticker	A | QAACX	C | QCACX	Institutional | QIACX	R6 | QKACX

Federated Hermes MDT All Cap Core Fund
Fund Established 2002

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2020 through July 31, 2021. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT All Cap Core Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended July 31, 2021, was 38.40% for Class A Shares, 37.37% for Class C Shares, 38.83% for Institutional Shares and 38.84% for Class R6 Shares. The total return for the Russell 3000® Index (R3000),1 the Fund’s broad-based securities market index, was 38.73% for the same period. The total return of the Morningstar Large Blend Funds Average (MLBFA),2 a peer group average for the Fund, was 36.72% during the same period. The Fund’s and MLBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R3000.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R3000 during the period.
The following discussion will focus on the performance of the Fund’s R6 Shares relative to the R3000.
Market Overview
The reporting period was marked by the gradual but continuing recovery of the economy from the pandemic. The market has been less volatile than during the prior reporting period, and the market preferences for style in these 12 months have reversed some of the large differentials of the prior period. During the previous 12-month reporting period, the growth style led the value style by almost 35% (the Russell 3000® Growth Index (R3000G)3 returned 28.24% while the Russell 3000® Value Index (R3000V)4 returned -6.67%). During this reporting period, the value style led the growth style by a much more moderate amount of just under 4% (R3000V returned 40.72% and R3000G returned 36.83%). Similarly, in the capitalization ranges, the small cap stocks5 in the Russell 2000® Index6 led the mega-cap stocks in the Russell Top 200® Index7 by 15.53% this period rather than trailing by 20.43% for the prior period. The market still reacted quickly to new economic data, but now there was far less uncertainty about the future than there was at the end of the prior reporting period.
The best performing sectors in the R3000 during the reporting period were Financials (55.49%), Energy (48.42%) and Industrials (47.58%). Underperforming sectors during the same period included Consumer Staples (18.99%), Health Care (27.88%) and Real Estate (35.53%).
Annual Shareholder Report
1

STOCK SELECTION
When looking at the Fund’s outperformance in terms of fundamental and technical characteristics, most of the Fund’s outperformance relative to the R3000 was driven by strong stock selection among young companies with very high analyst conviction but prices not near 52-week highs. Unfavorable stock selection among stocks with prices near 52-week highs and neutral to high analyst conviction provided a partial offset. The Fund’s sector exposures continued to remain close to R3000 weights; there were no significant overweight or underweight positions at the end of the reporting period. Favorable stock selection in the Information Technology, Materials and Energy sectors contributed the most to the Fund’s outperformance versus the benchmark. The largest unfavorable offsets included Consumer Discretionary, Financials and Industrials sectors.
Individual stocks enhancing the Fund’s performance during the reporting period included Spirit AeroSystems Holdings, Inc. (Class A), DXC Technology Co. and Fortinet, Inc.
Individual stocks detracting from the Fund’s performance during the reporting period included Tesla Inc., Cogent Communications Holdings Inc. and Kimberly-Clark Corporation. Tesla outperformed the R3000 but was underweighted by the Fund.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the Russell 3000® Index.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group average.
3
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
4
The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
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2

5
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
6
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
7
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the total market capitalization of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
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3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT All Cap Core Fund (the “Fund”) from July 31, 2011 to July 31, 2021, compared to the Russell 3000®Index (R3000)2 and the Morningstar Large Blend Funds Average (MLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2021
■ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2021
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	30.78%	16.63%	14.39%
Class C Shares	36.37%	17.08%	14.33%
Institutional Shares	38.83%	18.31%	15.37%
Class R6 Shares[4]	38.84%	18.29%	14.93%
R3000	38.73%	17.36%	15.16%
MLBFA	36.72%	15.80%	13.73%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R3000 and MLBFA have been adjusted to reflect reinvestment of dividends of securities.
2
The R3000 measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The R3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R3000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
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Portfolio of Investments Summary Table (unaudited)
At July 31, 2021, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	27.2%
Health Care	14.0%
Financials	12.3%
Consumer Discretionary	11.5%
Communication Services	10.0%
Industrials	8.5%
Consumer Staples	5.5%
Materials	3.4%
Real Estate	3.0%
Energy	1.4%
Utilities	1.3%
Cash Equivalents[2]	1.7%
Other Assets and Liabilities—Net[3]	0.2%
TOTAL	100%

1
Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry
Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
July 31, 2021
Shares			Value
		COMMON STOCKS— 98.1%
		Communication Services— 10.0%
13,395		Activision Blizzard, Inc.	$1,120,090
9,446	[1]	Alphabet, Inc., Class A	25,452,530
81,453	[1]	Altice USA, Inc.	2,503,051
65,486	[1]	Cars.com, Inc.	791,071
189	[1]	Charter Communications, Inc.	140,625
13,344		Electronic Arts, Inc.	1,921,002
11,705	[1]	Facebook, Inc.	4,170,492
2,955	[1]	Netflix, Inc.	1,529,419
69,931		News Corp., Inc., Class A	1,722,401
14,846	[1]	Pinterest, Inc.	874,429
10,893	[1]	Take-Two Interactive Software, Inc.	1,889,064
36,970		Verizon Communications, Inc.	2,062,187
		TOTAL	44,176,361
		Consumer Discretionary— 11.5%
5,124		Advance Auto Parts, Inc.	1,086,595
3,295	[1]	Amazon.com, Inc.	10,964,409
1,585	[1]	AutoZone, Inc.	2,573,358
8,667	[1]	Burlington Stores, Inc.	2,901,712
2,553	[1]	Cooper-Standard Holding, Inc.	66,506
4,789	[1]	CROCs, Inc.	650,394
3,997		Dick’s Sporting Goods, Inc.	416,248
10,690		Domino’s Pizza, Inc.	5,617,488
3,282	[1]	Five Below, Inc.	638,086
35,900	[1]	Ford Motor Co.	500,805
53,197	[1]	Goodyear Tire & Rubber Co.	835,725
7,769		Home Depot, Inc.	2,549,708
1,839		Kontoor Brands, Inc.	101,844
2,035		L Brands, Inc.	162,942
2,114	[1]	LGI Homes, Inc.	361,283
14,470		Lowe’s Cos., Inc.	2,788,224
169,981	[1]	Macy’s, Inc.	2,889,677
7,196		McDonald’s Corp.	1,746,541
2,682		Nike, Inc., Class B	449,262
7,463	[1]	O’Reilly Automotive, Inc.	4,506,458
14,148	[1]	SeaWorld Entertainment, Inc.	670,757
2,668		Starbucks Corp.	323,975
2,306	[1]	Tesla, Inc.	1,584,683
834		Wingstop, Inc.	142,873
17,573	[1]	YETI Holdings, Inc.	1,692,807
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Shares			Value
		COMMON STOCKS— continued
		Consumer Discretionary— continued
37,039		Yum! Brands, Inc.	$4,866,554
		TOTAL	51,088,914
		Consumer Staples— 5.5%
36,107	[1]	BJ’s Wholesale Club Holdings, Inc.	1,828,459
72,342		Colgate-Palmolive Co.	5,751,189
5,439		Costco Wholesale Corp.	2,337,247
9,374		Hershey Foods Corp.	1,676,821
7,602		Molson Coors Beverage Company, Class B	371,662
18,951		PepsiCo, Inc.	2,974,359
95,231		Philip Morris International, Inc.	9,531,671
		TOTAL	24,471,408
		Energy— 1.4%
4,297	[1]	Cheniere Energy, Inc.	364,944
14,278		Continental Resources, Inc.	487,594
46,821		EOG Resources, Inc.	3,411,378
17,376		Helmerich & Payne, Inc.	498,170
63,055		Marathon Oil Corp.	730,808
7,087		Marathon Petroleum Corp.	391,344
6,339		Targa Resources, Inc.	266,935
		TOTAL	6,151,173
		Financials— 12.3%
765	[1]	Alleghany Corp.	507,271
40,855		Allstate Corp.	5,313,193
57,314		Ally Financial, Inc.	2,943,647
130,312		Bank of New York Mellon Corp.	6,688,915
11,854		Equitable Holdings, Inc.	365,933
5,368		Fidelity National Financial, Inc.	239,466
35,342		Interactive Brokers Group, Inc., Class A	2,186,256
310	[1]	Markel Corp.	373,913
12,712		MSCI, Inc., Class A	7,575,844
13,379		NASDAQ, Inc.	2,498,261
43,356		Northern Trust Corp.	4,892,725
37,749		Prudential Financial, Inc.	3,785,470
1,662		Signature Bank	377,224
87,929		State Street Corp.	7,662,133
24,637		The Travelers Cos., Inc.	3,668,942
40,471		Tradeweb Markets, Inc.	3,510,050
38,383		Zions Bancorporation, N.A.	2,001,673
		TOTAL	54,590,916
		Health Care— 14.0%
32,266		AbbVie, Inc.	3,752,536
23,240		Amgen, Inc.	5,613,390
40,396	[1]	AnaptysBio, Inc.	928,300
6,580		Anthem, Inc.	2,526,786
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Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
47,299	[1]	Avantor, Inc.	$1,777,496
1,025	[1]	Biohaven Pharmaceutical Holding Co. Ltd.	129,160
5,128		Cerner Corp.	412,240
15,619		CVS Health Corp.	1,286,381
14,814	[1]	Davita, Inc.	1,781,384
6,122	[1]	Envista Holdings Corp.	263,736
3,975		Humana, Inc.	1,692,794
26,976	[1]	IQVIA Holdings, Inc.	6,681,955
10,787	[1]	Jazz Pharmaceuticals PLC.	1,828,612
25,357		Johnson & Johnson	4,366,475
38,540		McKesson Corp.	7,855,608
50,137		Merck & Co., Inc.	3,854,031
4,943	[1]	Moderna, Inc.	1,747,845
37,635	[1]	Myriad Genetics, Inc.	1,190,395
6,423	[1]	Progyny, Inc.	357,697
5,032	[1]	Shockwave Medical, Inc.	915,824
3,995	[1]	United Therapeutics Corp.	726,810
10,911	[1]	Veeva Systems, Inc.	3,630,199
13,106	[1]	Vertex Pharmaceuticals, Inc.	2,641,907
816	[1]	Waters Corp.	318,085
28,585		Zoetis, Inc.	5,794,180
		TOTAL	62,073,826
		Industrials— 8.5%
10,871		AGCO Corp.	1,436,168
16,108		Allegion PLC	2,200,353
18,699	[1]	Astronics Corp.	319,379
5,977	[1]	Avis Budget Group, Inc.	494,716
57,393		Carrier Global Corp.	3,170,963
28,412	[1]	CIRCOR International, Inc.	876,226
2,880		Flowserve Corp.	121,219
12,880		Fortune Brands Home & Security, Inc.	1,255,414
5,908	[1]	Generac Holdings, Inc.	2,477,579
21,775	[1]	IAA Spinco, Inc.	1,316,952
117,749	[1]	KAR Auction Services, Inc.	1,940,504
5,425		Lennox International, Inc.	1,787,158
1,213		Manpower, Inc.	143,838
37,452		Masco Corp.	2,236,259
134,208		Otis Worldwide Corp.	12,018,326
37,735		Ryder System, Inc.	2,873,520
24,178		Spirit AeroSystems Holdings, Inc., Class A	1,044,731
11,956	[1]	SPX Corp.	796,987
3,051		United Parcel Service, Inc.	583,839
2,779	[1]	XPO Logistics, Inc.	385,419
		TOTAL	37,479,550
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Shares			Value
		COMMON STOCKS— continued
		Information Technology— 27.2%
2,339	[1]	Adobe, Inc.	$1,453,993
16,358		Alliance Data Systems Corp.	1,525,383
6,095	[1]	Ambarella, Inc.	600,297
107,832		Apple, Inc.	15,728,376
16,812		Applied Materials, Inc.	2,352,503
6,182	[1]	Arista Networks, Inc.	2,351,571
35,739	[1]	Arrow Electronics, Inc.	4,237,573
10,232	[1]	Asana, Inc.	727,086
1,652	[1]	Atlassian Corp. PLC	537,098
12,438		Bentley Systems, Inc.	756,355
8,490		Broadcom, Inc.	4,121,046
21,864	[1]	Cirrus Logic, Inc.	1,805,748
2,221	[1]	CloudFlare, Inc.	263,477
9,243	[1]	Commvault Systems, Inc.	698,678
13,421	[1]	Crowdstrike Holdings, Inc.	3,403,700
4,803	[1]	Datadog, Inc.	531,692
8,511	[1]	Dropbox, Inc.	268,011
108,883	[1]	DXC Technology Co.	4,353,142
19,101	[1]	EPAM Systems, Inc.	10,692,740
9,896	[1]	FleetCor Technologies, Inc.	2,555,345
28,488	[1]	Fortinet, Inc.	7,755,573
1,816	[1]	Gartner, Inc., Class A	480,750
17,451		Hewlett Packard Enterprise Co.	253,040
50,473		HP, Inc.	1,457,156
9,288	[1]	HubSpot, Inc.	5,535,834
46,303		Intel Corp.	2,487,397
8,352	[1]	MA-COM Technology Solutions Holdings, Inc.	515,485
5,562		Mastercard, Inc.	2,146,598
45,610		Microsoft Corp.	12,994,745
6,681	[1]	Nutanix, Inc.	240,650
28,612		NVIDIA Corp.	5,579,054
28,048		Oracle Corp.	2,444,103
5,230	[1]	Palo Alto Networks, Inc.	2,087,031
21,076		Paychex, Inc.	2,398,870
9,396	[1]	Paylocity Corp.	1,949,294
15,923	[1]	PayPal Holdings, Inc.	4,387,264
40,911	[1]	Plantronics, Inc.	1,276,014
37,764		Qualcomm, Inc.	5,657,047
66,109		Western Union Co.	1,534,390
19,682		Xerox Holdings Corp.	474,927
		TOTAL	120,619,036
		Materials— 3.4%
83,199	[1]	Alcoa Corp.	3,340,440
46,545	[1]	Allegheny Technologies, Inc.	955,569
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Shares			Value
		COMMON STOCKS— continued
		Materials— continued
51,721	[1]	Berry Global Group, Inc.	$3,325,143
138,595		Chemours Co./The	4,608,284
34,432		Dow, Inc.	2,140,293
2,676	[1]	Ingevity Corp.	227,299
2,163		RPM International, Inc.	187,294
		TOTAL	14,784,322
		Real Estate— 3.0%
11,565		Coresite Realty Corp.	1,598,399
967		Crown Castle International Corp.	186,718
10,460		Extra Space Storage, Inc.	1,821,504
12,177		Iron Mountain, Inc.	532,865
76,810		Macerich Co. (The)	1,252,003
32,263		National Storage Affiliates Trust	1,747,687
10,197		Public Storage	3,186,359
7,255		SBA Communications, Corp.	2,473,882
8,122		SL Green Realty Corp.	604,764
		TOTAL	13,404,181
		Utilities— 1.3%
2,865		American Electric Power Co., Inc.	252,464
2,309		Entergy Corp.	237,642
48,448		Exelon Corp.	2,267,366
37,132		OGE Energy Corp.	1,253,205
29,350		Public Service Enterprises Group, Inc.	1,826,451
		TOTAL	5,837,128
		TOTAL COMMON STOCKS (IDENTIFIED COST $315,455,980)	434,676,815
		INVESTMENT COMPANY— 1.7%
7,659,010		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.02%[2] (IDENTIFIED COST $7,662,074)	7,662,074
		TOTAL INVESTMENT IN SECURITIES—99.8% (IDENTIFIED COST $323,118,054)[3]	442,338,889
		OTHER ASSETS AND LIABILITIES - NET—0.2%[4]	771,266
		TOTAL NET ASSETS—100%	$443,110,155
Annual Shareholder Report
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An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2021, were as follows:
	Value as of 7/31/2020	Purchases at Cost*	Proceeds from Sales*
Consumer Discretionary:
Wingstop, Inc.**	$3,630,781	$—	$(3,030,488)
Health Care:
AnaptysBio, Inc.**	$759,600	$—	$(41,091)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$4,390,381	$—	$(3,071,579)
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Change in Unrealized Appreciation/ Depreciation*	Net Realized Gain/ (Loss)*	Value as of 7/31/2021	Shares Held as of 7/31/2021	Dividend Income*

$(757,014)	$299,594	$142,873	834	$101,373

$197,277	$12,514	$928,300	40,396	$—
$(559,737)	$312,108	$1,071,173	41,230	$101,373

*	A portion of the amount shown may have been recorded when the Fund did not have ownership of at least 5% of the voting shares.
**	At July 31, 2021, the Fund no longer has ownership of at least 5% voting shares.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2021, were as follows:
	Federated Hermes Government Obligations Fund Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund Institutional Shares	Total of Affiliated Transactions
Value as of 7/31/2020	$7,296,777	$5,679,483	$12,976,260
Purchases at Cost	$16,818,480	$142,155,254	$158,973,734
Proceeds from Sales	$(24,115,257)	$(140,173,771)	$(164,289,028)
Change in Unrealized Appreciation/ Depreciation	N/A	$521	$521
Net Realized Gain/(Loss)	N/A	$587	$587
Value as of 7/31/2021	$—	$7,662,074	$7,662,074
Shares Held as of 7/31/2021	—	7,659,010	7,659,010
Dividend Income	$1,494	$5,982	$7,476

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $323,255,042.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2021.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
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13

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2021, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$31.77	$29.90	$30.01	$24.95	$21.77
Income From Investment Operations:
Net investment income (loss)	0.08[1]	0.13[1]	0.16[1]	0.09[1]	0.26
Net realized and unrealized gain (loss)	11.90	2.69	1.81	5.08	3.11
Total From Investment Operations	11.98	2.82	1.97	5.17	3.37
Less Distributions:
Distributions from net investment income	(0.12)	(0.11)	(0.07)	(0.11)	(0.19)
Distributions from net realized gain	(0.88)	(0.84)	(2.01)	—	—
Total Distributions	(1.00)	(0.95)	(2.08)	(0.11)	(0.19)
Net Asset Value, End of Period	$42.75	$31.77	$29.90	$30.01	$24.95
Total Return[2]	38.40%	9.66%	7.80%	20.78%	15.56%
Ratios to Average Net Assets:
Net expenses[3]	1.04%	1.04%	1.08%	1.36%	1.38%
Net investment income	0.23%	0.44%	0.57%	0.31%	0.69%
Expense waiver/reimbursement[4]	0.17%	0.20%	0.24%	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$109,747	$79,301	$69,221	$40,539	$33,799
Portfolio turnover	63%	160%	87%	82%	77%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$29.57	$27.99	$28.37	$23.66	$20.66
Income From Investment Operations:
Net investment income (loss)	(0.18)[1]	(0.08)[1]	(0.05)[1]	(0.11)[1]	(0.19)
Net realized and unrealized gain (loss)	11.04	2.50	1.68	4.82	3.23
Total From Investment Operations	10.86	2.42	1.63	4.71	3.04
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.04)
Distributions from net realized gain	(0.88)	(0.84)	(2.01)	—	—
Total Distributions	(0.88)	(0.84)	(2.01)	—	(0.04)
Net Asset Value, End of Period	$39.55	$29.57	$27.99	$28.37	$23.66
Total Return[2]	37.37%	8.86%	6.96%	19.91%	14.72%
Ratios to Average Net Assets:
Net expenses[3]	1.79%	1.79%	1.85%	2.09%	2.13%
Net investment income (loss)	(0.52)%	(0.31)%	(0.20)%	(0.41)%	(0.06)%
Expense waiver/reimbursement[4]	0.16%	0.21%	0.24%	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$38,028	$31,030	$32,178	$39,625	$36,440
Portfolio turnover	63%	160%	87%	82%	77%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$32.22	$30.29	$30.37	$25.24	$22.02
Income From Investment Operations:
Net investment income (loss)	0.19[1]	0.22[1]	0.25[1]	0.16[1]	0.39
Net realized and unrealized gain (loss)	12.08	2.74	1.81	5.16	3.09
Total From Investment Operations	12.27	2.96	2.06	5.32	3.48
Less Distributions:
Distributions from net investment income	(0.21)	(0.19)	(0.13)	(0.19)	(0.26)
Distributions from net realized gain	(0.88)	(0.84)	(2.01)	—	—
Total Distributions	(1.09)	(1.03)	(2.14)	(0.19)	(0.26)
Net Asset Value, End of Period	$43.40	$32.22	$30.29	$30.37	$25.24
Total Return[2]	38.83%	10.01%	8.08%	21.15%	15.90%
Ratios to Average Net Assets:
Net expenses[3]	0.74%	0.74%	0.78%	1.07%	1.08%
Net investment income	0.52%	0.73%	0.87%	0.57%	1.01%
Expense waiver/reimbursement[4]	0.21%	0.25%	0.29%	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$283,822	$243,490	$215,799	$95,290	$52,169
Portfolio turnover	63%	160%	87%	82%	77%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights – Class R6 Shares1
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$31.62	$29.75	$29.89	$24.85	$21.46
Income From Investment Operations:
Net investment income (loss)	0.20[2]	0.21[2]	0.23[2]	0.18[2]	0.21
Net realized and unrealized gain (loss)	11.84	2.69	1.79	5.06	3.18
Total From Investment Operations	12.04	2.90	2.02	5.24	3.39
Less Distributions:
Distributions from net investment income	(0.22)	(0.19)	(0.15)	(0.20)	—
Distributions from net realized gain	(0.88)	(0.84)	(2.01)	—	—
Total Distributions	(1.10)	(1.03)	(2.16)	(0.20)	—
Net Asset Value, End of Period	$42.56	$31.62	$29.75	$29.89	$24.85
Total Return[3]	38.84%	10.00%	8.08%	21.17%	15.80%
Ratios to Average Net Assets:
Net expenses[4]	0.73%	0.73%	0.81%	1.02%	1.07%
Net investment income	0.54%	0.75%	0.78%	0.65%	0.95%
Expense waiver/reimbursement[5]	0.15%	0.17%	0.18%	0.00%[6]	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$11,513	$8,571	$9,183	$20,425	$17,363
Portfolio turnover	63%	160%	87%	82%	77%

1	Prior to September 1, 2016, the Fund’s Class R6 Shares were designated as Class R Shares.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
July 31, 2021

Assets:
Investment in securities, at value including $7,662,074 of investment in an affiliated holding and $1,071,173 of investment in affiliated companies* (identified cost $323,118,054)	$442,338,889
Income receivable	219,354
Income receivable from an affiliated holding	292
Receivable for investments sold	1,828,085
Receivable for shares sold	953,045
Total Assets	445,339,665
Liabilities:
Payable for investments purchased	1,072,089
Payable for shares redeemed	933,393
Payable for investment adviser fee (Note 5)	13,665
Payable for administrative fee (Note 5)	1,903
Payable for auditing fees	26,300
Payable for transfer agent fees	11,936
Payable for distribution services fee (Note 5)	23,885
Payable for other service fees (Notes 2 and 5)	40,390
Accrued expenses (Note 5)	105,949
Total Liabilities	2,229,510
Net assets for 10,339,095 shares outstanding	$443,110,155
Net Assets Consist of:
Paid-in capital	$268,404,039
Total distributable earnings (loss)	174,706,116
Total Net Assets	$443,110,155
Annual Shareholder Report
19

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($109,747,361 ÷ 2,567,424 shares outstanding), no par value, unlimited shares authorized	$42.75
Offering price per share (100/94.50 of $42.75)	$45.24
Redemption proceeds per share	$42.75
Class C Shares:
Net asset value per share ($38,027,995 ÷ 961,430 shares outstanding), no par value, unlimited shares authorized	$39.55
Offering price per share	$39.55
Redemption proceeds per share (99.00/100 of $39.55)	$39.15
Institutional Shares:
Net asset value per share ($283,822,071 ÷ 6,539,741 shares outstanding), no par value, unlimited shares authorized	$43.40
Offering price per share	$43.40
Redemption proceeds per share	$43.40
Class R6 Shares:
Net asset value per share ($11,512,728 ÷ 270,500 shares outstanding), no par value, unlimited shares authorized	$42.56
Offering price per share	$42.56
Redemption proceeds per share	$42.56

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended July 31, 2021

Investment Income:
Dividends (including $107,355 received from affiliated companies and an affiliated holding*)	$5,077,009
Net income on securities loaned (includes $1,494 earned from an affiliated holding related to cash collateral balances*) (Note 2)	88,863
TOTAL INCOME	5,165,872
Expenses:
Investment adviser fee (Note 5)	2,851,801
Administrative fee (Note 5)	320,424
Custodian fees	39,991
Transfer agent fees (Note 2)	350,321
Directors’/Trustees’ fees (Note 5)	3,329
Auditing fees	27,800
Legal fees	11,957
Portfolio accounting fees	130,677
Distribution services fee (Note 5)	256,572
Other service fees (Notes 2 and 5)	312,940
Share registration costs	73,590
Printing and postage	38,338
Miscellaneous (Note 5)	36,313
TOTAL EXPENSES	4,454,053
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(603,073)
Reimbursement of other operating expenses (Notes 2 and 5)	(185,157)
TOTAL WAIVER AND REIMBURSEMENTS	(788,230)
Net expenses	3,665,823
Net investment income	1,500,049
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized gain of $312,695 on sales of investments in affiliated companies and an affiliated holding*)	65,974,347
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(559,216) on investments in affiliated companies and an affiliated holding*)	66,920,393
Net realized and unrealized gain (loss) on investments	132,894,740
Change in net assets resulting from operations	$134,394,789

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Changes in Net Assets

Year Ended July 31	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,500,049	$1,858,375
Net realized gain (loss)	65,974,347	3,253,617
Net change in unrealized appreciation/depreciation	66,920,393	24,231,474
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	134,394,789	29,343,466
Distributions to Shareholders:
Class A Shares	(2,423,144)	(2,420,345)
Class C Shares	(882,794)	(981,926)
Institutional Shares	(8,071,148)	(7,530,512)
Class R6 Shares	(290,075)	(293,094)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(11,667,161)	(11,225,877)
Share Transactions:
Proceeds from sale of shares	138,525,280	138,101,946
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Multi-Factor All Cap Fund	—	4,799,602
Net asset value of shares issued to shareholders in payment of distributions declared	10,673,152	10,177,441
Cost of shares redeemed	(191,208,255)	(135,185,593)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(42,009,823)	17,893,396
Change in net assets	80,717,805	36,010,985
Net Assets:
Beginning of period	362,392,350	326,381,365
End of period	$443,110,155	$362,392,350
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
July 31, 2021
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
On November 15, 2019, the Fund acquired all of the net assets of PNC Multi-Factor All Cap Fund (the “Acquired Fund”), an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on November 5, 2019. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, the assets received and the shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund’s Class A Shares exchanged, a shareholder received 0.707 shares of the Fund’s Class A Shares.
For every one share of the Acquired Fund’s Class C Shares exchanged, a shareholder received 0.692 shares of the Fund’s Class C Shares.
For every one share of the Acquired Fund’s Class I Shares exchanged, a shareholder received 0.714 shares of the Fund’s Institutional Shares.
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund’s Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
158,091	$4,799,602	$481,958	$334,525,804	$339,325,406

1	Unrealized Depreciation is included in the Net Assets Received amount shown above.
Annual Shareholder Report
23

Assuming the acquisition had been completed on August 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2020, were as follows:
Net investment income	$1,879,088
Net realized and unrealized gain on investments	27,688,497
Net increase in net assets resulting from operations	$29,567,585
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of earnings of the Acquired Fund that has been included in the Fund’s Statement of Changes in Net Assets as of July 31, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures
Annual Shareholder Report
24

described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report
25

■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/
Annual Shareholder Report
26

accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $788,230 is disclosed in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended July 31, 2021, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$89,021	$(20,328)
Class C Shares	30,281	(4,494)
Institutional Shares	229,533	(160,335)
Class R6 Shares	1,486	—
TOTAL	$350,321	$(185,157)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2021, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$227,416
Class C Shares	85,524
TOTAL	$312,940
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report
27

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that is invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2021, the Fund had no outstanding securities on loan.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with
Annual Shareholder Report
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another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	516,489	$19,262,460	690,025	$19,860,088
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	69,799	2,108,622
Shares issued to shareholders in payment of distributions declared	65,002	2,282,814	75,909	2,245,758
Shares redeemed	(510,501)	(18,302,996)	(654,712)	(18,099,902)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	70,990	$3,242,278	181,021	$6,114,566
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	150,210	$5,136,189	229,788	$6,229,160
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	5,925	167,267
Shares issued to shareholders in payment of distributions declared	25,498	828,435	32,298	888,524
Shares redeemed	(263,607)	(8,987,701)	(368,127)	(9,700,529)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(87,899)	$(3,023,077)	(100,116)	$(2,415,578)
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	Year Ended 7/31/2021		Year Ended 7/31/2020
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,029,771	$110,406,642	3,765,883	$109,245,509
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	82,367	2,523,713
Shares issued to shareholders in payment of distributions declared	206,534	7,372,239	227,539	6,839,149
Shares redeemed	(4,253,413)	(160,052,945)	(3,642,257)	(103,350,480)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,017,108)	$(42,274,064)	433,532	$15,257,891
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	101,756	$3,719,989	96,159	$2,767,189
Shares issued to shareholders in payment of distributions declared	5,416	189,664	6,915	204,010
Shares redeemed	(107,736)	(3,864,613)	(140,698)	(4,034,682)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(564)	$45,040	(37,624)	$(1,063,483)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,034,581)	$(42,009,823)	476,813	$17,893,396
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2021 and 2020, was as follows:
	2021	2020
Ordinary income[1]	$7,381,835	$5,661,147
Long-term capital gains	$4,285,326	$5,564,730

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2021, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[1]	$39,831,151
Net unrealized appreciation	$119,083,847
Undistributed long-term capital gains	$15,791,118

1	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
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At July 31, 2021, the cost of investments for federal tax purposes was $323,255,042. The net unrealized appreciation of investments for federal tax purposes was $119,083,847. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $121,767,254 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,683,407.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.70% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2021, the Adviser voluntarily waived $596,738 of its fee and voluntarily reimbursed $185,157 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2021, the Adviser reimbursed $6,335.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$256,572
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2021, FSC retained $23,374 of fees paid by the Fund. For the year ended July 31, 2021, Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2021, FSC retained $22,026 in sales charges from the sale of Class A Shares. FSC also retained $282 of CDSC relating to redemptions of Class A Shares and $1,738 relating to redemptions of Class C Shares, respectively.
Other Service Fees
For the year ended July 31, 2021, FSSC received $5,820 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSSC, FAS and FSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2021, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares Institutional Shares and R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.04%, 1.81%, 0.74% and 0.73% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2022; or (b) the date of the Fund’s next effective Prospectus. Prior to
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October 1, 2021, the Fee Limit for the Class C Shares was 1.79%. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2021, were as follows:
Purchases	$248,446,110
Sales	$302,981,491
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities. A substantial portion of the Fund’s portfolio may be comprised of entities in the Information Technology sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 23, 2021. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2021, the Fund had no outstanding loans. During the year ended July 31, 2021, the Fund did not utilize the LOC.
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33

9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2021, there were no outstanding loans. During the year ended July 31, 2021, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2021, the amount of long-term capital gains designated by the Fund was $4,285,326.
For the fiscal year ended July 31, 2021, 32.27% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2021, 32.26% qualify for the dividend received deduction available to corporate shareholders.
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34

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES MDT SERIES AND SHAREHOLDERS OF FEDERATED HERMES MDT ALL CAP CORE FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.

Boston, Massachusetts
September 23, 2021
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36

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021 to July 31, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2021	Ending Account Value 7/31/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,203.20	$5.68
Class C Shares	$1,000	$1,198.50	$9.76
Institutional Shares	$1,000	$1,204.90	$4.05
Class R6 Shares	$1,000	$1,205.00	$3.99
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.64	$5.21
Class C Shares	$1,000	$1,015.92	$8.95
Institutional Shares	$1,000	$1,021.12	$3.71
Class R6 Shares	$1,000	$1,021.17	$3.66

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.04%
Class C Shares	1.79%
Institutional Shares	0.74%
Class R6 Shares	0.73%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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40

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; and Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.

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41

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2021
Federated Hermes MDT All Cap Core Fund (the “Fund”)
At its meetings in May 2021 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional
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matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”), which include a comprehensive array of funds with different investment objectives, policies and strategies, and the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the
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fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with a fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds.
In addition to considering the above-referenced factors, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection
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with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by the Adviser and its affiliates. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade execution capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
The Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account the Adviser’s communications with the Board in light of the market volatility amidst the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
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The Board received and evaluated information regarding the Adviser’s regulatory and compliance environment. The Board considered the Adviser’s compliance program, compliance history, and reports from the CCO about the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and, in particular, the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered discussions with Federated Hermes regarding the implementation of its business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
Based on these considerations, the Board concluded that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant investment categories and the Fund’s benchmark index, portfolio attribution information and commentary on the effect of current and recent market conditions.
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The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2020, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its deliberations. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are
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believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other mutual funds’ fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to its Expense Peer Group are relevant in judging the reasonableness of advisory fees, the Fund’s quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund’s advisory fee was above the median of its Expense Peer Group range, the funds in the Expense Peer Group varied widely in their complexity, and the Board has been informed that the management of the Fund is among the more complex funds relative to its Expense Peer Group.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients (such as institutional separate accounts) and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an
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unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so (or continue to do so) in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that cost allocations on a fund-by-fund basis may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered
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the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management (including market data on which portfolio managers make investment decisions), trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in
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connection with the May Meetings. The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fees as a fund attains a certain size.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT All Cap Core Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program with respect to the Fund (the “Administrator”). Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program with respect to each Federated Hermes Fund that is managed by such advisory subsidiary (collectively, the “Administrator”). The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2021, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2020 through March 31, 2021 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where
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applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the March-April 2020 market conditions, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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56

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report
57

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT All Cap Core Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R106
CUSIP 31421R205
CUSIP 31421R304
CUSIP 31421R718
37309 (9/21)
© 2021 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2021

Share Class | Ticker	A | QABGX	C | QCBGX	Institutional | QIBGX	R6 | QKBGX

Federated Hermes MDT Balanced Fund
Fund Established 2002

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2020 through July 31, 2021. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Balanced Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2021, was 23.31% for Class A Shares, 22.37% for Class C Shares, 23.59% for Institutional Shares and 23.70% for Class R6 Shares. Over the same period, the Fund’s custom blended benchmark (“Blended Index”),1 which consists of a 60%/40% blend of the Standard & Poor’s 500 Index(S&P 500)2 and the Bloomberg U.S. Aggregate Bond Index (BAB),3 returned 20.52%. The total return of the Morningstar US Allocation 50% - 70% Equity Category Average (MA50-70),4 a peer group average for the Fund, was 23.53% during the period. The Fund’s and the MA50-70’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund’s investment strategy focused on overall asset allocation, security selection within the domestic equity segment of the portfolio, sector allocation within the fixed income segment of the portfolio and security selection among the REIT investments of the portfolio. These were the most significant factors affecting the Fund’s performance relative to the Blended Index during the period.
The following discussion will focus on the performance of the Fund’s R6 Shares relative to the Blended Index.
MArket Overview
The reporting period featured a continuing recovery of the economy from the pandemic and strong performance in the equity market as evidenced by the 38.73% return of the whole market Russell 3000® Index.5 Market volatility declined and the market preferences for style in the reporting period reversed some of the large differentials of the prior period. During the prior reporting period, the growth style led the value style by almost 35% (the Russell 3000® Growth Index (R3000G)6 returned 28.24% while the Russell 3000® Value Index (R3000V)7 returned -6.67%). During this reporting period, the value style led the growth style by a much more moderate amount of just under 4% (R3000V returned 40.72% and R3000G returned 36.83%). Similarly, in the capitalization ranges, the small cap stocks8 in the Russell 2000® Index9 led the mega-cap stocks in the Russell Top 200® Index10 by 15.53% rather than trailing by 20.43%, as they did the prior reporting period. The market still reacted quickly to new economic data, but now there was far less uncertainty about the future than there was at the end of the prior reporting period.
Annual Shareholder Report

International equities11 in developed markets had a solid result although they underperformed the domestic equity market during the reporting period with the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index12 returning 30.31%. Emerging market13 equity results were more modest, with the MSCI Emerging Markets Index14 returning 23.42% during the reporting period.
While short-term rates were largely unchanged, rates on intermediate- and long-term maturities increased from the extreme lows of last summer resulting in a loss of -0.70% for the BAB Index during the reporting period.15
ASSET ALLOCATION
The performance differential between equities and fixed income was material over the entire period. A significant overweight position to equities throughout the reporting period contributed positively to the Fund’s relative results.
EQUITIES
Domestic equity investments finished ahead of their benchmark, the Russell 3000® Index, during the reporting period. Investments in the Information Technology, Materials and Consumer Discretionary sectors were the most significant positive factors, while investments in the Financials, Consumer Staples and Industrials sectors were the most significant negative contributors to relative results.
FIXED INCOME
During the reporting period, the fixed income portion of the portfolio outperformed the BAB. Sector allocation made the most significant positive contribution to relative performance with security selection, much of it from an allocation to Treasury Inflation Protected notes, also a positive contributor.
REITS
REIT investments finished behind their benchmark, the MSCI US REIT Index,16 during the reporting period. An underweight position in shares of companies in the Self-Storage sector, which performed steadily, and security selection within the Health Care and Residential sectors, where the most distressed companies rallied materially off the lows at the beginning of the period, were the most negative contributors to relative results.
1
The Fund’s Blended Index, which reflects 60% of the S&P 500 and 40% of the BAB, is being used for comparison purposes because, although it is not the Fund’s broad-based securities market index, the Fund’s Adviser believes it is more reflective of the Fund’s balanced investment style.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the S&P 500 Index, one of the Fund’s broad-based securities market indices. The S&P 500’s return for the 12-month reporting period was 36.45%.
3
Please see the footnotes to the line graphs below for definitions of, and further information about, the BAB, one of the Fund’s broad-based securities market indices. The BAB’s return for the 12-month reporting period was -0.70%.
Annual Shareholder Report

4
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group average.
5
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
6
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
7
The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
8
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
9
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
10
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the total market capitalization of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
11
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
12
The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada.*
13
Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.
14
The MSCI Emerging Markets Index is an unmanaged index consisting of 27 emerging market countries.*
15
Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
16
The MSCI REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Balanced Fund (the “Fund”) from July 31, 2011 to July 31, 2021, compared to the Standard and Poor’s 500 Index (S&P 500),2 the Bloomberg U.S. Aggregate Bond Index (BAB),3 60% S&P 500/40% BAB (Blended Index) and the Morningstar Allocation-50% to 70% Equity Funds Average (MA50-70).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2021
■ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report
4

Average Annual Total Returns for the Periods Ended 7/31/2021
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	16.53%	10.32%	8.98%
Class C Shares	21.37%	10.74%	8.95%
Institutional Shares	23.59%	11.85%	9.87%
Class R6 Shares[5]	23.70%	11.85%	9.56%
S&P 500	36.45%	17.35%	15.35%
BAB	-0.70%	3.13%	3.35%
Blended Index	20.52%	11.76%	10.66%
MA50-70	23.53%	9.94%	8.59%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, BAB and MA50-70 have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2
The S&P 500 Index, a broad-based securities market index of the Fund, is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance.
3
The BAB, a broad-based securities market index of the Fund, is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The BAB is unmanaged and, unlike the Fund, is not affected by cash flows. Effective August 24, 2021, the name of the index changed from Bloomberg Barclays U.S. Aggregate Bond Index to Bloomberg U.S. Aggregate Bond Index. It is not possible to invest directly in an index. The BAB is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance.
Annual Shareholder Report
5

Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.

Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At July 31, 2021, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Equity Securities	57.0%
Corporate Debt Securities	10.3%
International Equity Securities (including International Exchange-Traded Funds)	8.9%
Mortgage Core Fund	3.0%
High Yield Bond Core Fund	2.7%
U.S. Treasury Securities[2]	2.5%
Bank Loan Core Fund	2.0%
Project and Trade Finance Core Fund	1.5%
Emerging Markets Core Fund	1.3%
Asset-Backed Securities	0.9%
Commercial Mortgage-Backed Securities	0.8%
Mortgage-Backed Securities	0.3%
Government Agency	0.1%
Municipal Bond[3]	0.0%
Collateralized Mortgage Obligations[3]	0.0%
Securities Lending Collateral[4]	0.1%
Cash Equivalents[5]	7.8%
Derivative Contracts[3,6]	0.0%
Other Assets and Liabilities—Net[7]	0.8%
TOTAL	100%
Annual Shareholder Report

At July 31, 2021, the Fund’s sector composition8 for its equity securities (excluding exchange-traded funds) was as follows:
Sector Composition	Percentage of Equity Securities
Information Technology	26.2%
Health Care	13.8%
Consumer Discretionary	12.5%
Financials	12.1%
Industrials	9.5%
Communication Services	8.8%
Consumer Staples	5.8%
Real Estate	5.7%
Materials	3.1%
Utilities	1.3%
Energy	1.2%
Total	100%

1
See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets, are listed individually in the table.

2	Includes U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
3	Represents less than 0.1%.
4	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
6
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
8
Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

Annual Shareholder Report

Portfolio of Investments
July 31, 2021
Shares or Principal Amount			Value
		COMMON STOCKS— 57.9%
		Communication Services— 5.1%
5,703		Activision Blizzard, Inc.	$476,885
2,376	[1]	Alphabet, Inc., Class A	6,402,203
9,730	[1]	Altice USA, Inc.	299,003
21,112	[1]	Cars.com, Inc.	255,033
348	[1]	Charter Communications, Inc.	258,929
3,811		Electronic Arts, Inc.	548,632
2,382	[1]	Facebook, Inc.	848,707
6,754		Lumen Technologies, Inc.	84,222
19,249		News Corp., Inc., Class A	474,103
2,935	[1]	Pinterest, Inc.	172,872
2,310	[1]	Take-Two Interactive Software, Inc.	400,600
14,027		Verizon Communications, Inc.	782,426
		TOTAL	11,003,615
		Consumer Discretionary— 7.2%
1,044		Advance Auto Parts, Inc.	221,391
1,029	[1]	Amazon.com, Inc.	3,424,090
346	[1]	AutoZone, Inc.	561,755
2,632	[1]	Burlington Stores, Inc.	881,194
1,955	[1]	Capri Holdings Ltd.	110,086
440	[1]	Cooper-Standard Holding, Inc.	11,462
630	[1]	CROCs, Inc.	85,560
1,060		Dick’s Sporting Goods, Inc.	110,388
3,306		Domino’s Pizza, Inc.	1,737,270
1,149	[1]	Five Below, Inc.	223,388
24,635	[1]	Ford Motor Co.	343,658
2,558	[1]	G-III Apparel Group Ltd.	76,382
15,297	[1]	Goodyear Tire & Rubber Co.	240,316
3,667		Home Depot, Inc.	1,203,473
755		L Brands, Inc.	60,453
371	[1]	LGI Homes, Inc.	63,404
6,086		Lowe’s Cos., Inc.	1,172,711
43,386	[1]	Macy’s, Inc.	737,562
2,000		McDonald’s Corp.	485,420
2,144	[1]	O’Reilly Automotive, Inc.	1,294,633
3,062	[1]	SeaWorld Entertainment, Inc.	145,169
1,009		Starbucks Corp.	122,523
623	[1]	Tesla, Inc.	428,126
1,003		Wingstop, Inc.	171,824
4,331	[1]	YETI Holdings, Inc.	417,205
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Consumer Discretionary— continued
10,540		Yum! Brands, Inc.	$1,384,851
		TOTAL	15,714,294
		Consumer Staples— 3.4%
1,691	[2]	Albertsons Cos., Inc.	36,526
6,671	[1]	BJ’s Wholesale Club Holdings, Inc.	337,819
271		Coca-Cola Bottling Co.	108,170
26,085		Colgate-Palmolive Co.	2,073,757
104		Costco Wholesale Corp.	44,691
337		Estee Lauder Cos., Inc., Class A	112,501
6,075		Hershey Foods Corp.	1,086,696
5,083		PepsiCo, Inc.	797,777
23,001		Philip Morris International, Inc.	2,302,170
1,048	[1]	Post Holdings, Inc.	107,252
2,149		Procter & Gamble Co.	305,652
		TOTAL	7,313,011
		Energy— 0.7%
13,000		Continental Resources, Inc.	443,950
9,513		EOG Resources, Inc.	693,117
5,348		Helmerich & Payne, Inc.	153,327
21,158		Marathon Oil Corp.	245,222
		TOTAL	1,535,616
		Financials— 7.0%
285	[1]	Alleghany Corp.	188,984
10,516		Allstate Corp.	1,367,606
17,829		Ally Financial, Inc.	915,698
36,583		Bank of New York Mellon Corp.	1,877,805
242		Evercore, Inc., Class A	31,992
15,952		Huntington Bancshares, Inc.	224,604
9,463		Interactive Brokers Group, Inc., Class A	585,381
3,357		MSCI, Inc., Class A	2,000,638
4,743		NASDAQ, Inc.	885,660
44,000		New Residential Investment Corp.	429,440
11,430		Northern Trust Corp.	1,289,876
6,902		Prudential Financial, Inc.	692,133
932		Santander Consumer USA Holdings, Inc.	38,240
23,831		State Street Corp.	2,076,633
9,961		The Travelers Cos., Inc.	1,483,392
9,566		Tradeweb Markets, Inc.	829,659
5,580		Zions Bancorporation, N.A.	290,997
		TOTAL	15,208,738
		Health Care— 8.0%
9,183		AbbVie, Inc.	1,067,983
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Health Care— continued
4,945		Amgen, Inc.	$1,194,415
11,086	[1]	AnaptysBio, Inc.	254,756
1,318		Anthem, Inc.	506,125
12,393	[1]	Avantor, Inc.	465,729
849	[1]	Biohaven Pharmaceutical Holding Co. Ltd.	106,983
580		CIGNA Corp.	133,104
15,524	[1]	Community Health Systems, Inc.	206,780
3,813		CVS Health Corp.	314,039
3,872	[1]	Davita, Inc.	465,608
953		Eli Lilly & Co.	232,056
1,634	[1]	Envista Holdings Corp.	70,393
900		Humana, Inc.	383,274
338	[1]	IDEXX Laboratories, Inc.	229,343
7,106	[1]	IQVIA Holdings, Inc.	1,760,156
2,525	[1]	Jazz Pharmaceuticals PLC.	428,038
7,106		Johnson & Johnson	1,223,653
8,952		McKesson Corp.	1,824,686
13,595		Merck & Co., Inc.	1,045,048
2,015	[1]	Moderna, Inc.	712,504
7,854	[1]	Myriad Genetics, Inc.	248,422
3,787		Pfizer, Inc.	162,121
1,738	[1]	Progyny, Inc.	96,789
1,239	[1]	SAGE Therapeutics, Inc.	54,181
1,169	[1]	Shockwave Medical, Inc.	212,758
432	[1]	United Therapeutics Corp.	78,594
3,644	[1]	Veeva Systems, Inc.	1,212,395
4,079	[1]	Vertex Pharmaceuticals, Inc.	822,245
191	[1]	Waters Corp.	74,454
8,612		Zoetis, Inc.	1,745,652
		TOTAL	17,332,284
		Industrials— 5.5%
212		Acuity Brands, Inc.	37,180
2,875		AGCO Corp.	379,816
7,271		Allegion PLC	993,219
1,980	[1]	Avis Budget Group, Inc.	163,885
16,827		Carrier Global Corp.	929,692
7,124	[1]	CIRCOR International, Inc.	219,704
1,665		Flowserve Corp.	70,080
3,032		Fortune Brands Home & Security, Inc.	295,529
1,171	[1]	Generac Holdings, Inc.	491,070
5,025	[1]	IAA Spinco, Inc.	303,912
414		Illinois Tool Works, Inc.	93,841
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Industrials— continued
32,966	[1]	KAR Auction Services, Inc.	$543,280
2,523		Lennox International, Inc.	831,152
9,134		Masco Corp.	545,391
36,390		Otis Worldwide Corp.	3,258,724
10,000		Pitney Bowes, Inc.	80,000
9,727		Ryder System, Inc.	740,711
6,409		Spirit AeroSystems Holdings, Inc., Class A	276,933
7,730	[1]	SPX Corp.	515,282
2,704		TransUnion	324,642
1,458	[1]	TriNet Group, Inc.	120,985
3,535		United Parcel Service, Inc.	676,458
233	[1]	XPO Logistics, Inc.	32,315
614		Xylem, Inc.	77,272
		TOTAL	12,001,073
		Information Technology— 15.2%
1,432	[1]	Adobe, Inc.	890,174
2,935		Alliance Data Systems Corp.	273,689
1,705	[1]	Ambarella, Inc.	167,925
25,312		Apple, Inc.	3,692,008
3,030		Applied Materials, Inc.	423,988
1,785	[1]	Arista Networks, Inc.	678,996
7,214	[1]	Arrow Electronics, Inc.	855,364
3,790	[1]	Asana, Inc.	269,317
144	[1]	Atlassian Corp. PLC	46,817
3,305		Bentley Systems, Inc.	200,977
1,613		Broadcom, Inc.	782,950
4,701	[1]	Cirrus Logic, Inc.	388,256
298	[1]	CloudFlare, Inc.	35,352
2,931	[1]	Commvault Systems, Inc.	221,554
4,123	[1]	Crowdstrike Holdings, Inc.	1,045,634
322	[1]	Datadog, Inc.	35,645
2,333	[1]	Dell Technologies, Inc.	225,415
4,697	[1]	Dropbox, Inc.	147,909
28,217	[1]	DXC Technology Co.	1,128,116
5,463	[1]	EPAM Systems, Inc.	3,058,187
2,903	[1]	FleetCor Technologies, Inc.	749,613
7,164	[1]	Fortinet, Inc.	1,950,327
705	[1]	Gartner, Inc., Class A	186,635
14,151		Hewlett Packard Enterprise Co.	205,190
10,855		HP, Inc.	313,384
2,245	[1]	HubSpot, Inc.	1,338,065
9,807		Intel Corp.	526,832
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Information Technology— continued
224		Intuit, Inc.	$118,713
3,825	[1]	MA-COM Technology Solutions Holdings, Inc.	236,079
3,271		Mastercard, Inc.	1,262,410
11,281		Microsoft Corp.	3,214,070
6,088		NVIDIA Corp.	1,187,099
4,369		Oracle Corp.	380,715
1,924	[1]	Palo Alto Networks, Inc.	767,772
10,932		Paychex, Inc.	1,244,280
2,166	[1]	Paylocity Corp.	449,358
4,972	[1]	PayPal Holdings, Inc.	1,369,935
9,836	[1]	Plantronics, Inc.	306,785
9,835		Qualcomm, Inc.	1,473,283
8,203		Vishay Intertechnology, Inc.	181,532
31,056		Western Union Co.	720,810
9,197		Xerox Holdings Corp.	221,924
		TOTAL	32,973,084
		Materials— 1.8%
19,650	[1]	Alcoa Corp.	788,948
18,593	[1]	Allegheny Technologies, Inc.	381,714
13,951	[1]	Berry Global Group, Inc.	896,910
44,373		Chemours Co./The	1,475,402
6,018		Dow, Inc.	374,079
		TOTAL	3,917,053
		Real Estate— 3.3%
3,600		American Campus Communities, Inc.	181,116
14,400		American Homes 4 Rent	604,800
46,900	[2]	Braemar Hotels & Resorts, Inc.	239,190
24,600	[1]	Chatham Lodging Trust	302,088
3,500		Duke Realty Corp.	178,080
320		Equinix, Inc.	262,531
4,400		Equity Residential Properties Trust	370,172
12,500		Hudson Pacific Properties, Inc.	340,750
8,000		Invitation Homes, Inc.	325,440
24,000		Kimco Realty Corp.	511,920
17,000		Kite Realty Group Trust	342,720
18,000		Pebblebrook Hotel Trust	404,820
5,700		Regency Centers Corp.	372,837
4,900		Rexford Industrial Realty, Inc.	301,448
3,500		Safety Income and Growth, Inc.	316,120
3,100		Simon Property Group, Inc.	392,212
900		Sun Communities, Inc.	176,499
21,800	[1]	Sunstone Hotel Investors, Inc.	251,572
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Real Estate— continued
4,750		Terreno Realty Corp.	$324,710
6,800		UDR, Inc.	373,932
19,500		VICI Properties, Inc.	608,205
		TOTAL	7,181,162
		Utilities— 0.7%
2,108		Evergy, Inc.	137,484
12,828		Exelon Corp.	600,350
1,476		NextEra Energy, Inc.	114,980
19,281		OGE Energy Corp.	650,734
1,401		Public Service Enterprises Group, Inc.	87,184
		TOTAL	1,590,732
		TOTAL COMMON STOCKS (IDENTIFIED COST $92,184,452)	125,770,662
		CORPORATE BONDS— 10.3%
		Basic Industry - Chemicals— 0.0%
$ 10,000		DuPont de Nemours, Inc., Sr. Unsecd. Note, 5.319%, 11/15/2038	13,386
		Basic Industry - Metals & Mining— 0.1%
15,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 4/15/2040	18,750
62,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	64,784
100,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	105,728
20,000		Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	27,870
		TOTAL	217,132
		Capital Goods - Aerospace & Defense— 0.6%
200,000		BAE Systems PLC, Sr. Unsecd. Note, 144A, 3.000%, 9/15/2050	202,013
275,000		Boeing Co., Sr. Unsecd. Note, 4.875%, 5/1/2025	308,591
5,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 144A, 5.696%, 9/16/2023	5,360
110,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, Series WI, 3.844%, 5/1/2025	120,477
300,000		Leidos, Inc., Sr. Unsecd. Note, Series WI, 2.300%, 2/15/2031	298,374
170,000		Leidos, Inc., Sr. Unsecd. Note, Series WI, 3.625%, 5/15/2025	185,340
10,000		Raytheon Technologies Corp., Sr. Unsecd. Note, 3.100%, 11/15/2021	10,010
15,000		Spirit AeroSystems, Inc., Sr. Unsecd. Note, 4.600%, 6/15/2028	14,546
40,000	[3]	Textron Financial Corp., Jr. Sub. Note, 144A, 1.891% (3-month USLIBOR +1.735%), 2/15/2042	34,067
50,000		Textron, Inc., Sr. Unsecd. Note, 4.000%, 3/15/2026	56,156
50,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	54,091
		TOTAL	1,289,025
		Capital Goods - Building Materials— 0.1%
200,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	213,274
		Capital Goods - Construction Machinery— 0.0%
10,000		CNH Industrial Capital America LLC, Sr. Unsecd. Note, 4.375%, 4/5/2022	10,257
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Capital Goods - Diversified Manufacturing— 0.1%
$ 30,000	General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 3.100%, 1/9/2023	$31,164
60,000	Lennox International, Inc., Sr. Unsecd. Note, 1.700%, 8/1/2027	60,573
175,000	Roper Technologies, Inc., Sr. Unsecd. Note, 2.000%, 6/30/2030	175,894
	TOTAL	267,631
	Communications - Cable & Satellite— 0.1%
145,000	Comcast Corp., Sr. Unsecd. Note, 2.800%, 1/15/2051	144,097
15,000	Comcast Corp., Sr. Unsecd. Note, 3.900%, 3/1/2038	17,521
10,000	Comcast Corp., Sr. Unsecd. Note, 4.400%, 8/15/2035	12,244
	TOTAL	173,862
	Communications - Media & Entertainment— 0.2%
30,000	Grupo Televisa S.A., Sr. Unsecd. Note, 6.125%, 1/31/2046	42,789
400,000	ViacomCBS, Inc., Sr. Unsecd. Note, 4.750%, 5/15/2025	453,616
	TOTAL	496,405
	Communications - Telecom Wireless— 0.2%
150,000	Crown Castle International Corp., Sr. Unsecd. Note, 3.700%, 6/15/2026	166,526
200,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.875%, 6/19/2049	255,579
	TOTAL	422,105
	Communications - Telecom Wirelines— 0.4%
300,000	AT&T, Inc., Sr. Unsecd. Note, 3.650%, 6/1/2051	318,939
5,000	AT&T, Inc., Sr. Unsecd. Note, 4.500%, 5/15/2035	5,995
12,000	AT&T, Inc., Sr. Unsecd. Note, 144A, 3.500%, 9/15/2053	12,429
11,000	AT&T, Inc., Sr. Unsecd. Note, 144A, 3.650%, 9/15/2059	11,394
150,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.520%, 3/1/2049	198,361
90,000	Verizon Communications, Inc., Sr. Unsecd. Note, 3.150%, 3/22/2030	98,154
90,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.150%, 3/15/2024	97,865
29,000	Verizon Communications, Inc., Sr. Unsecd. Note, Series WI, 2.987%, 10/30/2056	28,259
	TOTAL	771,396
	Consumer Cyclical - Automotive— 0.0%
10,000	DaimlerChrysler North America Holding Corp., Company Guarantee, 8.500%, 1/18/2031	15,397
10,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.950%, 4/13/2024	10,764
	TOTAL	26,161
	Consumer Cyclical - Lodging— 0.0%
20,000	American Campus Communities Operating Partnership LP, Sr. Unsecd. Note, 4.125%, 7/1/2024	21,786
30,000	Hyatt Hotels Corp., Sr. Unsecd. Note, 3.375%, 7/15/2023	31,237
	TOTAL	53,023
	Consumer Cyclical - Retailers— 0.2%
170,000	AutoNation, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2030	203,472
250,000	AutoZone, Inc., Sr. Unsecd. Note, 3.250%, 4/15/2025	270,031
15,000	CVS Health Corp., Sr. Unsecd. Note, 3.700%, 3/9/2023	15,764
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Consumer Cyclical - Retailers— continued
$ 15,000	CVS Health Corp., Sr. Unsecd. Note, 4.100%, 3/25/2025	$16,640
10,000	WalMart, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2040	14,589
	TOTAL	520,496
	Consumer Cyclical - Services— 0.2%
200,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 2.800%, 6/6/2023	207,544
125,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.800%, 12/5/2024	137,174
15,000	Expedia Group, Inc., Sr. Unsecd. Note, Series WI, 3.250%, 2/15/2030	15,764
10,000	University of Southern California, Sr. Unsecd. Note, 5.250%, 10/1/2111	16,194
70,000	Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	76,843
15,000	Visa, Inc., Sr. Unsecd. Note, 4.150%, 12/14/2035	18,779
	TOTAL	472,298
	Consumer Non-Cyclical - Food/Beverage— 0.7%
30,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.700%, 2/1/2036	37,362
300,000	Danone SA, Sr. Unsecd. Note, 144A, 2.947%, 11/2/2026	323,834
140,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	153,730
80,000	General Mills, Inc., Sr. Unsecd. Note, 144A, 3.000%, 2/1/2051	82,780
270,000	Heineken NV, Sr. Unsecd. Note, 144A, 3.500%, 1/29/2028	300,484
200,000	Kerry Group Financial Services, Sr. Unsecd. Note, 144A, 3.200%, 4/9/2023	207,220
15,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 5.200%, 7/15/2045	19,053
50,000	Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.125%, 11/15/2025	56,488
235,000	PepsiCo, Inc., Sr. Unsecd. Note, 3.625%, 3/19/2050	282,349
	TOTAL	1,463,300
	Consumer Non-Cyclical - Health Care— 0.2%
135,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2029	143,345
180,000	Dentsply Sirona, Inc., Sr. Unsecd. Note, 3.250%, 6/1/2030	195,977
	TOTAL	339,322
	Consumer Non-Cyclical - Pharmaceuticals— 0.4%
500,000	AbbVie, Inc., Sr. Unsecd. Note, 4.250%, 11/21/2049	613,576
15,000	Amgen, Inc., Sr. Unsecd. Note, 4.400%, 5/1/2045	18,765
10,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.125%, 6/15/2039	12,357
15,000	Johnson & Johnson, Sr. Unsecd. Note, 3.550%, 3/1/2036	17,890
165,000	Zoetis, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2050	175,316
	TOTAL	837,904
	Consumer Non-Cyclical - Supermarkets— 0.0%
10,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 2/1/2047	12,209
	Energy - Independent— 0.4%
250,000	Canadian Natural Resources Ltd., 3.900%, 2/1/2025	273,207
125,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	139,179
20,000	EQT Corp., Sr. Unsecd. Note, 3.900%, 10/1/2027	21,726
475,000	Pioneer Natural Resources, Inc., Sr. Unsecd. Note, 2.150%, 1/15/2031	469,601
	TOTAL	903,713
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Energy - Integrated— 0.7%
$ 135,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.119%, 5/4/2026	$147,296
20,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.224%, 4/14/2024	21,398
300,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.937%, 9/21/2028	345,394
5,000	ConocoPhillips, Company Guarantee, 6.500%, 2/1/2039	7,473
270,000	Exxon Mobil Corp., Sr. Unsecd. Note, 2.992%, 3/19/2025	290,097
75,000	Husky Energy, Inc., 4.000%, 4/15/2024	80,520
240,000	Husky Energy, Inc., Sr. Unsecd. Note, 4.400%, 4/15/2029	272,921
275,000	Suncor Energy, Inc., Sr. Unsecd. Note, 3.750%, 3/4/2051	305,679
	TOTAL	1,470,778
	Energy - Midstream— 0.4%
20,000	Energy Transfer Operating, Sr. Unsecd. Note, 5.500%, 6/1/2027	23,774
115,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	125,002
75,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	81,603
10,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 6.125%, 12/15/2045	12,877
170,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.950%, 2/15/2027	191,430
20,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, Series MTN, 6.950%, 1/15/2038	29,001
40,000	MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	45,140
5,000	MPLX LP, Sr. Unsecd. Note, 4.500%, 4/15/2038	5,763
225,000	MPLX LP, Sr. Unsecd. Note, 5.500%, 2/15/2049	293,505
20,000	Texas Eastern Transmission LP, Sr. Unsecd. Note, 144A, 2.800%, 10/15/2022	20,416
10,000	Western Gas Partners LP, Sr. Unsecd. Note, 4.750%, 8/15/2028	10,875
	TOTAL	839,386
	Energy - Refining— 0.0%
15,000	HollyFrontier Corp., Sr. Unsecd. Note, 5.875%, 4/1/2026	17,388
15,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 4.500%, 4/1/2048	17,292
10,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 6.500%, 3/1/2041	14,068
15,000	Valero Energy Corp., Sr. Unsecd. Note, 4.350%, 6/1/2028	17,153
	TOTAL	65,901
	Financial Institution - Banking— 1.4%
74,000	American Express Co., 2.650%, 12/2/2022	76,407
300,000	Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.500%, 4/19/2026	331,616
200,000	Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	219,689
15,000	Bank of America Corp., Sub. Note, Series MTN, 4.200%, 8/26/2024	16,452
15,000	Bank of America Corp., Sub., Series MTN, 4.450%, 3/3/2026	17,000
20,000	Bank of New York Mellon, N.A., 3.400%, 5/15/2024	21,573
40,000	Citigroup, Inc., Sr. Unsecd. Note, 2.876%, 7/24/2023	40,956
15,000	Citigroup, Inc., Sr. Unsecd. Note, 3.142%, 1/24/2023	15,202
250,000	Citigroup, Inc., Sr. Unsecd. Note, 3.300%, 4/27/2025	272,597
170,000	Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	187,299
15,000	Citigroup, Inc., Sub. Note, 4.450%, 9/29/2027	17,330
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS— continued
		Financial Institution - Banking— continued
$ 30,000		Comerica, Inc., 3.800%, 7/22/2026	$33,525
75,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.650%, 1/25/2024	80,449
40,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.200%, 2/23/2023	41,649
275,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.625%, 1/22/2023	288,397
150,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 2/1/2041	224,866
10,000	[4]	JPMorgan Chase & Co., Jr. Sub. Deb., Series X, 6.100%, 10/1/2024	10,894
25,000	[4]	JPMorgan Chase & Co., Jr. Sub. Note, Series FF, 5.000%, 8/1/2024	26,405
20,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.559%, 4/23/2024	21,040
15,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.882%, 7/24/2038	17,564
400,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	420,026
300,000		Morgan Stanley, 4.300%, 1/27/2045	375,469
15,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.125%, 1/23/2023	15,606
15,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 4.000%, 7/23/2025	16,708
15,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	15,969
10,000		State Street Corp., Sub. Deb., 3.031%, 11/1/2034	10,833
45,000		Sumitomo Mitsui Financial Group, Inc., Sr. Unsecd. Note, 3.102%, 1/17/2023	46,859
250,000		US Bancorp, Sr. Unsecd. Note, Series MTN, 1.375%, 7/22/2030	243,885
10,000		Wells Fargo & Co., Series MTN, 4.100%, 6/3/2026	11,273
10,000		Westpac Banking Corp., Sub., Series GMTN, 4.322%, 11/23/2031	11,184
		TOTAL	3,128,722
		Financial Institution - Broker/Asset Mgr/Exchange— 0.1%
80,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	89,041
70,000		Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	81,664
15,000		XLIT Ltd., Sub., 4.450%, 3/31/2025	16,897
		TOTAL	187,602
		Financial Institution - Finance Companies— 0.2%
150,000		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, Sr. Unsecd. Note, 4.875%, 1/16/2024	163,278
250,000		GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	307,118
		TOTAL	470,396
		Financial Institution - Insurance - Life— 0.6%
400,000		AIA Group Ltd., Sub., 144A, 3.200%, 9/16/2040	418,486
25,000		American International Group, Inc., 4.500%, 7/16/2044	31,334
35,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	38,086
125,000		American International Group, Inc., Sr. Unsecd. Note, 4.200%, 4/1/2028	144,883
220,000		Belrose Funding Trust, Sr. Unsecd. Note, 2.330%, 8/15/2030	221,252
10,000		Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 3/15/2022	10,236
15,000		MetLife, Inc., Jr. Sub. Note, 6.400%, 12/15/2036	19,298
10,000		MetLife, Inc., Jr. Sub. Note, 10.750%, 8/1/2039	17,255
250,000		MetLife, Inc., Sr. Unsecd. Note, 3.600%, 4/10/2024	270,524
15,000		Penn Mutual Life Insurance Co., Sr. Note, 144A, 7.625%, 6/15/2040	22,959
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Financial Institution - Insurance - Life— continued
$ 10,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.125%, 5/15/2023	$10,474
10,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2022	10,325
50,000	Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.200%, 11/15/2040	71,061
	TOTAL	1,286,173
	Financial Institution - Insurance - P&C— 0.2%
10,000	Berkshire Hathaway Finance Corp., Sr. Unsecd. Note, 4.200%, 8/15/2048	12,639
55,000	Nationwide Mutual Insurance Co., Sub., 144A, 4.350%, 4/30/2050	63,019
205,000	Nationwide Mutual Insurance Co., Sub., 144A, 4.950%, 4/22/2044	253,852
65,000	Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	115,221
	TOTAL	444,731
	Financial Institution - REIT - Apartment— 0.1%
20,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	20,631
200,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.100%, 8/1/2032	197,011
70,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.950%, 9/1/2026	75,576
	TOTAL	293,218
	Financial Institution - REIT - Healthcare— 0.1%
185,000	Welltower, Inc., Sr. Unsecd. Note, 2.700%, 2/15/2027	198,074
	Financial Institution - REIT - Office— 0.0%
70,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	80,068
	Financial Institution - REIT - Other— 0.1%
105,000	WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	118,501
75,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	81,866
	TOTAL	200,367
	Financial Institution - REIT - Retail— 0.2%
300,000	Kimco Realty Corp., Sr. Unsecd. Note, 2.700%, 10/1/2030	313,881
50,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/1/2022	51,652
	TOTAL	365,533
	Financial Institution - REITs— 0.0%
60,000	Camden Property Trust, Sr. Unsecd. Note, 2.800%, 5/15/2030	64,765
	Supranational— 0.0%
30,000	Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	30,996
	Technology— 0.5%
10,000	Apple, Inc., 3.850%, 5/4/2043	12,054
30,000	Apple, Inc., Sr. Unsecd. Note, 2.400%, 5/3/2023	31,121
200,000	Apple, Inc., Sr. Unsecd. Note, 2.950%, 9/11/2049	211,347
70,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.750%, 2/15/2051	74,087
20,000	Corning, Inc., Unsecd. Note, 4.750%, 3/15/2042	25,588
240,000	Dell International LLC / EMC Corp., 6.020%, 6/15/2026	289,050
110,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	122,976
20,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.000%, 8/10/2022	20,479
265,000	Intel Corp., Sr. Unsecd. Note, 3.400%, 3/25/2025	289,289
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Technology— continued
$ 7,000	Microsoft Corp., Sr. Unsecd. Note, 2.921%, 3/17/2052	$7,570
8,000	Microsoft Corp., Sr. Unsecd. Note, 3.450%, 8/8/2036	9,485
10,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	10,396
50,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 5.500%, 6/15/2045	69,123
	TOTAL	1,172,565
	Technology Services— 0.0%
5,000	Global Payments, Inc., Sr. Unsecd. Note, 3.200%, 8/15/2029	5,422
	Transportation - Airlines— 0.1%
30,000	Delta Air Lines, Inc., Sr. Unsecd. Note, 2.900%, 10/28/2024	30,431
110,000	Southwest Airlines Co., Sr. Unsecd. Note, 5.250%, 5/4/2025	125,673
	TOTAL	156,104
	Transportation - Railroads— 0.2%
50,000	Burlington Northern Santa Fe Corp., Deb., 5.750%, 5/1/2040	72,351
30,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2023	31,069
225,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.125%, 6/1/2026	244,487
	TOTAL	347,907
	Transportation - Services— 0.2%
15,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2042	21,010
20,000	FedEx Corp., Sr. Unsecd. Note, 3.900%, 2/1/2035	23,480
70,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 3/1/2022	70,879
200,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.750%, 6/9/2023	211,848
125,000	United Parcel Service, Inc., Sr. Unsecd. Note, 3.900%, 4/1/2025	138,473
	TOTAL	465,690
	Utility - Electric— 1.0%
70,000	Consolidated Edison Co., Sr. Unsecd. Note, Series 20B, 3.950%, 4/1/2050	82,138
70,000	Electricite de France SA, Note, 144A, 5.600%, 1/27/2040	95,651
300,000	Electricite de France SA, Sr. Unsecd. Note, 144A, 4.500%, 9/21/2028	351,189
140,000	Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	170,310
170,000	EverSource Energy, Sr. Unsecd. Note, 3.350%, 3/15/2026	184,918
200,000	Exelon Corp., Sr. Unsecd. Note, 3.400%, 4/15/2026	219,774
100,000	Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 6/15/2022	102,444
110,000	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	120,122
25,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, Series MTNC, 8.000%, 3/1/2032	38,389
250,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 5/15/2026	270,836
175,000	Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	191,417
300,000	WEC Energy Group, Inc., Sr. Unsecd. Note, 1.800%, 10/15/2030	293,975
	TOTAL	2,121,163
	Utility - Natural Gas— 0.3%
65,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 3/1/2023	67,680
445,000	National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	519,194
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS— continued
		Utility - Natural Gas— continued
$ 15,000		Sempra Energy, Sr. Unsecd. Note, 2.900%, 2/1/2023	$15,517
5,000		TransCanada PipeLines Ltd., Sr. Unsecd. Note, 6.200%, 10/15/2037	6,954
		TOTAL	609,345
		TOTAL CORPORATE BONDS (IDENTIFIED COST $20,246,449)	22,507,805
		U.S. TREASURIES— 2.5%
		Treasury Inflation-Indexed Note— 1.3%
1,742,020		U.S. Treasury Inflation-Protected Notes, 0.125%, 1/15/2031	1,972,815
723,590	[5]	U.S. Treasury Inflation-Protected Notes, 0.125%, 2/15/2051	829,229
		TOTAL	2,802,044
		U.S. Treasury Bond— 0.4%
850,000		United States Treasury Bonds, 2.375%, 5/15/2051	941,472
		U.S. Treasury Note— 0.8%
300,000		United States Treasury Notes, 0.125%, 6/30/2023	299,725
150,000		United States Treasury Notes, 1.125%, 2/15/2031	148,717
250,000		United States Treasury Notes, 1.250%, 6/30/2028	254,314
1,050,000		United States Treasury Notes, 1.625%, 5/15/2031	1,088,071
		TOTAL	1,790,827
		TOTAL U.S. TREASURIES (IDENTIFIED COST $5,369,783)	5,534,343
		ASSET-BACKED SECURITIES— 0.9%
		Auto Receivables— 0.2%
400,000		Toyota Auto Receivables Owner Trust 2020-B, Class A4, 1.660%, 9/15/2025	411,662
90,000		World Omni Auto Receivables Trust 2021-A, Class C, 0.890%, 8/16/2027	89,822
		TOTAL	501,484
		Equipment Lease— 0.3%
500,000		HPEFS Equipment Trust 2020-2A, Class C, 2.000%, 7/22/2030	511,517
		Other— 0.2%
450,000		PFS Financing Corp. 2020-G, Class A, 0.970%, 2/15/2026	455,476
		Student Loans— 0.2%
399,148		Navient Student Loan Trust 2021-A, Class A, 0.840%, 5/15/2069	400,526
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,838,874)	1,869,003
		COMMERCIAL MORTGAGE-BACKED SECURITIES— 0.8%
		Commercial Mortgage— 0.8%
190,000		Bank, Class A4, 3.488%, 11/15/2050	212,579
200,000		Commercial Mortgage Trust 2013-CR8, Class B, 3.931%, 6/10/2046	208,176
54,729		Federal Home Loan Mortgage Corp. REMIC, Series K055, Class A1, 2.263%, 4/25/2025	56,453
394,477		Federal Home Loan Mortgage Corp. REMIC, Series K106, Class A1, 1.783%, 10/25/2029	410,056
350,000		Federal Home Loan Mortgage Corp. REMIC, Series K737, Class A2, 2.525%, 10/25/2026	376,021
200,000		FREMF Mortgage Trust 2013-K25 REMIC, Class B, 3.620%, 11/25/2045	205,770
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES— continued
	Commercial Mortgage— continued
$ 200,000	JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	$218,711
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,620,100)	1,687,766
	MORTGAGE-BACKED SECURITIES— 0.3%
	Federal Home Loan Mortgage Corporation— 0.0%
31,785	Federal Home Loan Mortgage Corp., Pool G07801, 4.000%, 10/1/2044	34,743
	Federal National Mortgage Association— 0.3%
7,740	Federal National Mortgage Association, Pool 357761, 5.500%, 5/1/2035	8,961
931	Federal National Mortgage Association, Pool 728709, 5.500%, 7/1/2033	1,066
27,570	Federal National Mortgage Association, Pool 932864, 4.000%, 12/1/2040	30,277
48,835	Federal National Mortgage Association, Pool AB7859, 3.500%, 2/1/2043	53,396
36,376	Federal National Mortgage Association, Pool AD6938, 4.500%, 6/1/2040	40,510
19,208	Federal National Mortgage Association, Pool AQ0945, 3.000%, 11/1/2042	20,552
23,010	Federal National Mortgage Association, Pool AT2127, 3.000%, 4/1/2043	24,621
19,010	Federal National Mortgage Association, Pool AT7861, 3.000%, 6/1/2028	20,125
27,421	Federal National Mortgage Association, Pool BM4388, 4.000%, 8/1/2048	29,696
12,979	Federal National Mortgage Association, Pool BM5024, 3.000%, 11/1/2048	13,677
17,977	Federal National Mortgage Association, Pool BM5246, 3.500%, 11/1/2048	19,072
19,553	Federal National Mortgage Association, Pool CA0833, 3.500%, 12/1/2047	20,766
18,579	Federal National Mortgage Association, Pool CA4427, 3.000%, 10/1/2049	19,455
14,368	Federal National Mortgage Association, Pool FM0008, 3.500%, 8/1/2049	15,410
32,010	Federal National Mortgage Association, Pool FM1000, 3.000%, 4/1/2047	33,850
14,797	Federal National Mortgage Association, Pool FM1221, 3.500%, 7/1/2049	15,854
27,265	Federal National Mortgage Association, Pool MA0500, 5.000%, 8/1/2040	30,922
26,737	Federal National Mortgage Association, Pool MA0666, 4.500%, 3/1/2041	29,734
31,034	Federal National Mortgage Association, Pool MA1430, 3.000%, 5/1/2043	33,205
35,793	Federal National Mortgage Association, Pool MA2803, 2.500%, 11/1/2031	37,628
	TOTAL	498,777
	Government National Mortgage Association— 0.0%
18,634	Government National Mortgage Association, Pool MA0625, 3.500%, 12/20/2042	20,153
12,645	Government National Mortgage Association, Pool MA1376, 4.000%, 10/20/2043	13,780
	TOTAL	33,933
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $535,473)	567,453
	GOVERNMENT AGENCY— 0.1%
	Federal National Mortgage Association— 0.1%
250,000	Federal National Mortgage Association Notes, 0.625%, 4/22/2025 (IDENTIFIED COST $249,614)	251,054
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BOND— 0.0%
$ 30,000		Texas State Transportation Commission - State Highway Fund, 5.178%, 4/1/2030 (IDENTIFIED COST $33,522)	$37,498
		COLLATERALIZED MORTGAGE OBLIGATIONS— 0.0%
		Federal Home Loan Mortgage Corporation— 0.0%
217		Federal Home Loan Mortgage Corp. REMIC, Series 1311, Class K, 7.000%, 7/15/2022	223
244		Federal Home Loan Mortgage Corp. REMIC, Series 1384, Class D, 7.000%, 9/15/2022	250
2,576		Federal Home Loan Mortgage Corp. REMIC, Series 2497, Class JH, 6.000%, 9/15/2032	2,931
		TOTAL	3,404
		Federal National Mortgage Association— 0.0%
1,007	[3]	Federal National Mortgage Association REMIC, Series 1993-113, Class SB, 9.749% (10-year Constant Maturity Treasury +48.285%), 7/25/2023	1,056
525		Federal National Mortgage Association REMIC, Series 2003-35, Class UC, 3.750%, 5/25/2033	553
		TOTAL	1,609
		Non-Agency Mortgage— 0.0%
141	[6]	Bear Stearns Mortgage Securities, Inc. 1997-6, Class 1A, 6.280%, 3/25/2031	143
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $4,874)	5,156
		EXCHANGE-TRADED FUNDS— 8.0%
33,100		iShares Core MSCI Emerging Markets ETF	2,092,251
191,800		iShares MSCI EAFE ETF	15,246,182
		Total Exchange-Traded Funds (IDENTIFIED COST $15,559,125)	17,338,433
		INVESTMENT COMPANIES— 18.4%
440,962		Bank Loan Core Fund	4,255,287
280,120		Emerging Markets Core Fund	2,857,224
168,995		Federated Hermes Government Obligations Fund, Premier Shares, 0.01%[7]	168,995
16,941,121		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.02%[7]	16,947,898
931,592		High Yield Bond Core Fund	5,962,186
665,680		Mortgage Core Fund	6,610,200
361,421		Project and Trade Finance Core Fund	3,205,801
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $40,186,084)	40,007,591
		TOTAL INVESTMENT IN SECURITIES—99.2% (IDENTIFIED COST $177,828,350)[8]	215,576,764
		OTHER ASSETS AND LIABILITIES - NET—0.8%[9]	1,756,365
		TOTAL NET ASSETS—100%	$217,333,129
Annual Shareholder Report

At July 31, 2021, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Future:
[1]United States Treasury Notes 10-Year Ultra Long Futures	1	$150,250	September 2021	$1,060
Short Futures:
[1]United States Treasury Notes 2-Year Short Futures	2	$441,313	September 2021	$(457)
[1]United States Treasury Notes 5-Year Short Futures	11	$1,368,898	September 2021	$(5,293)
[1]United States Treasury Notes 10-Year Short Futures	6	$806,719	September 2021	$(4,576)
[1]United States Treasury Ultra Bond Short Futures	6	$1,197,187	September 2021	$(76,733)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(85,999)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2021, were as follows:
Affiliates	Value as of 7/31/2020	Purchases at Cost	Proceeds from Sales
Bank Loan Core Fund	$2,617,248	$3,469,024	$(1,970,000)
Emerging Markets Core Fund	$3,240,602	$1,615,975	$(2,059,430)
Federated Hermes Government Obligations Fund, Premier Shares*	$1,431,638	$61,027,375	$(62,290,018)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	$5,427,864	$49,008,885	$(37,489,851)
High Yield Bond Core Fund	$3,878,566	$2,981,380	$(1,086,000)
Mortgage Core Fund	$11,545,574	$1,708,813	$(6,455,370)
Project and Trade Finance Core Fund	$2,538,696	$636,179	$—
TOTAL OF AFFILIATED TRANSACTIONS	$30,680,188	$120,447,631	$(111,350,669)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 7/31/2021	Shares Held as of 7/31/2021	Dividend Income
$86,811	$52,204	$4,255,287	440,962	$157,965
$(60,353)	$120,430	$2,857,224	280,120	$194,495
N/A	N/A	$168,995	168,995	$405
$1,162	$(162)	$16,947,898	16,941,121	$3,931
$132,640	$55,600	$5,962,186	931,592	$285,629
$(185,746)	$(3,071)	$6,610,200	665,680	$220,173
$30,926	$—	$3,205,801	361,421	$81,979
$5,440	$225,001	$40,007,591	19,789,891	$944,577

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Floating/variable note with current rate and current maturity or next reset date shown.
4	Perpetual Bond Security. The maturity date reflects the next call date.
5	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
6	JPMorgan Chase & Co. has fully and unconditionally guaranteed Bear Stearns’ outstanding registered debt securities.
7	7-day net yield.
8	The cost of investments for federal tax purposes amounts to $177,785,260.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2021.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of July 31, 2021, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$123,917,594	$—	$—	$123,917,594
International	1,853,068	—	—	1,853,068
Debt Securities:
Corporate Bonds	—	22,507,805	—	22,507,805
U.S. Treasuries	—	5,534,343	—	5,534,343
Asset-Backed Securities	—	1,869,003	—	1,869,003
Commercial Mortgage-Backed Securities	—	1,687,766	—	1,687,766
Mortgage-Backed Securities	—	567,453	—	567,453
Government Agency	—	251,054	—	251,054
Municipal Bond	—	37,498	—	37,498
Collateralized Mortgage Obligations	—	5,156	—	5,156
Exchange-Traded Funds	17,338,433	—	—	17,338,433
Investment Companies[1]	36,801,790	—	—	40,007,591
TOTAL SECURITIES	$179,910,885	$32,460,078	$—	$215,576,764
Other Financial Instruments:[2]
Assets	$1,060	$—	$—	$1,060
Liabilities	(87,059)	—	—	(87,059)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(85,999)	$—	$—	$(85,999)

1
As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $3,205,801 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above, but is included in the Total column.
The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed of Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.

2	Other financial instruments are futures contracts.

The following acronym(s) are used throughout this portfolio:
ETF	—Exchange-Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.59	$18.71	$19.59	$17.74	$16.52
Income From Investment Operations:
Net investment income (loss)[1]	0.16	0.19	0.25	0.21	0.26
Net realized and unrealized gain (loss)	4.30	1.46	0.57	1.89	1.23
Total From Investment Operations	4.46	1.65	0.82	2.10	1.49
Less Distributions:
Distributions from net investment income	(0.07)	(0.24)	(0.19)	(0.25)	(0.27)
Distributions from net realized gain	(0.80)	(0.53)	(1.51)	—	—
Total Distributions	(0.87)	(0.77)	(1.70)	(0.25)	(0.27)
Net Asset Value, End of Period	$23.18	$19.59	$18.71	$19.59	$17.74
Total Return[2]	23.31%	9.08%	5.28%	11.91%	9.11%
Ratios to Average Net Assets:
Net expenses[3]	1.31%	1.31%	1.31%	1.32%	1.26%
Net investment income	0.77%	1.04%	1.35%	1.11%	1.51%
Expense waiver/reimbursement[4]	0.04%	0.07%	0.08%	0.06%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$124,559	$95,559	$84,243	$61,553	$61,405
Portfolio turnover	61%	152%	92%	89%	82%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.35	$18.50	$19.31	$17.49	$16.30
Income From Investment Operations:
Net investment income (loss)[1]	0.00[2]	0.05	0.11	0.06	0.13
Net realized and unrealized gain (loss)	4.23	1.43	0.59	1.87	1.20
Total From Investment Operations	4.23	1.48	0.70	1.93	1.33
Less Distributions:
Distributions from net investment income	—	(0.10)	(0.00)[2]	(0.11)	(0.14)
Distributions from net realized gain	(0.80)	(0.53)	(1.51)	—	—
Total Distributions	(0.80)	(0.63)	(1.51)	(0.11)	(0.14)
Net Asset Value, End of Period	$22.78	$19.35	$18.50	$19.31	$17.49
Total Return[3]	22.37%	8.25%	4.54%	11.09%	8.23%
Ratios to Average Net Assets:
Net expenses[4]	2.06%	2.06%	2.06%	2.07%	2.01%
Net investment income	0.01%	0.29%	0.60%	0.35%	0.75%
Expense waiver/reimbursement[5]	0.05%	0.09%	0.10%	0.04%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$16,941	$15,043	$15,492	$27,577	$29,007
Portfolio turnover	61%	152%	92%	89%	82%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.67	$18.78	$19.64	$17.79	$16.57
Income From Investment Operations:
Net investment income (loss)[1]	0.22	0.24	0.30	0.26	0.30
Net realized and unrealized gain (loss)	4.30	1.46	0.58	1.89	1.23
Total From Investment Operations	4.52	1.70	0.88	2.15	1.53
Less Distributions:
Distributions from net investment income	(0.11)	(0.28)	(0.23)	(0.30)	(0.31)
Distributions from net realized gain	(0.80)	(0.53)	(1.51)	—	—
Total Distributions	(0.91)	(0.81)	(1.74)	(0.30)	(0.31)
Net Asset Value, End of Period	$23.28	$19.67	$18.78	$19.64	$17.79
Total Return[2]	23.59%	9.33%	5.61%	12.15%	9.36%
Ratios to Average Net Assets:
Net expenses[3]	1.06%	1.06%	1.06%	1.07%	1.00%
Net investment income	1.02%	1.29%	1.62%	1.35%	1.77%
Expense waiver/reimbursement[4]	0.04%	0.07%	0.08%	0.02%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$73,997	$54,440	$53,035	$54,358	$39,136
Portfolio turnover	61%	152%	92%	89%	82%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$19.61	$18.74	$19.62	$17.76	$16.49
Income From Investment Operations:
Net investment income (loss)[2]	0.22	0.24	0.27	0.26	0.28
Net realized and unrealized gain (loss)	4.31	1.44	0.60	1.90	1.24
Total From Investment Operations	4.53	1.68	0.87	2.16	1.52
Less Distributions:
Distributions from net investment income	(0.10)	(0.28)	(0.24)	(0.30)	(0.25)
Distributions from net realized gain	(0.80)	(0.53)	(1.51)	—	—
Total Distributions	(0.90)	(0.81)	(1.75)	(0.30)	(0.25)
Net Asset Value, End of Period	$23.24	$19.61	$18.74	$19.62	$17.76
Total Return[3]	23.70%	9.26%	5.56%	12.24%	9.32%
Ratios to Average Net Assets:
Net expenses[4]	1.05%	1.05%	1.05%	1.06%	1.05%
Net investment income	1.03%	1.29%	1.40%	1.36%	1.64%
Expense waiver/reimbursement[5]	0.01%	0.03%	0.06%	0.02%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,836	$1,516	$3,165	$12,178	$10,439
Portfolio turnover	61%	152%	92%	89%	82%

1	Effective September 1, 2016, the Fund’s Class R Shares were redesignated as Class R6 Shares.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
July 31, 2021

Assets:
Investment in securities, at value including $148,358 of securities loaned and $40,007,591 of investment in affiliated holdings* (identified cost $177,828,350)	$215,576,764
Cash	221
Cash denominated in foreign currencies (identified cost $3,315)	3,494
Income receivable	293,096
Income receivable from affiliated holdings	77,081
Receivable for investments sold	1,963,544
Receivable for shares sold	261,768
Total Assets	218,175,968
Liabilities:
Payable for investments purchased	410,603
Payable for shares redeemed	44,658
Payable for variation margin on futures contracts	7,347
Payable for collateral due to broker for securities lending (Note 2)	168,995
Payable for investment adviser fee (Note 5)	8,889
Payable for administrative fee (Note 5)	932
Payable for auditing fees	32,600
Payable for custodian fees	13,512
Payable for legal fees	4,417
Payable for portfolio accounting fees	31,122
Payable for transfer agent fees	14,548
Payable for distribution services fee (Note 5)	10,601
Payable for other service fees (Notes 2 and 5)	56,828
Accrued expenses (Note 5)	37,787
Total Liabilities	842,839
Net assets for 9,374,653 shares outstanding	$217,333,129
Net Assets Consist of:
Paid-in capital	$167,223,291
Total distributable earnings (loss)	50,109,838
Total Net Assets	$217,333,129
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($124,559,143 ÷ 5,373,783 shares outstanding), no par value, unlimited shares authorized	$23.18
Offering price per share (100/94.50 of $23.18)	$24.53
Redemption proceeds per share	$23.18
Class C Shares:
Net asset value per share ($16,940,707 ÷ 743,653 shares outstanding), no par value, unlimited shares authorized	$22.78
Offering price per share	$22.78
Redemption proceeds per share (99.00/100 of $22.78)	$22.55
Institutional Shares:
Net asset value per share ($73,996,859 ÷ 3,178,183 shares outstanding), no par value, unlimited shares authorized	$23.28
Offering price per share	$23.28
Redemption proceeds per share	$23.28
Class R6 Shares:
Net asset value per share ($1,836,420 ÷ 79,034 shares outstanding), no par value, unlimited shares authorized	$23.24
Offering price per share	$23.24
Redemption proceeds per share	$23.24

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended July 31, 2021

Investment Income:
Dividends (including $944,172 received from affiliated holdings*)	$2,848,598
Interest	1,066,706
Net income on securities loaned (includes $405 earned from an affiliated holding* related to cash collateral balances) (Note 2)	7,434
TOTAL INCOME	3,922,738
Expenses:
Investment adviser fee (Note 5)	1,409,044
Administrative fee (Note 5)	152,676
Custodian fees	50,798
Transfer agent fees (Note 2)	162,099
Directors’/Trustees’ fees (Note 5)	2,292
Auditing fees	34,100
Legal fees	11,958
Portfolio accounting fees	114,194
Distribution services fee (Note 5)	119,429
Other service fees (Notes 2 and 5)	296,415
Share registration costs	75,545
Printing and postage	31,778
Miscellaneous (Note 5)	38,556
TOTAL EXPENSES	2,498,884
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(11,958)
Reimbursement of other operating expenses (Notes 2 and 5)	(59,371)
TOTAL WAIVER AND REIMBURSEMENTS	(71,329)
Net expenses	2,427,555
Net investment income	1,495,183
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Futures Contracts:
Net realized gain on investments (including net realized gain of $225,001 on sales of investments in affiliated holdings*)	$16,328,699
Net realized gain on foreign currency transactions	14,251
Net realized loss on futures contracts	(182,507)
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $5,440 of investments in affiliated holdings*)	21,988,970
Net change in unrealized appreciation of translation of assets and liabilities in foreign currency	110
Net change in unrealized appreciation of futures contracts	(103,580)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	38,045,943
Change in net assets resulting from operations	$39,541,126

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended July 31	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,495,183	$1,653,661
Net realized gain (loss)	16,160,443	4,438,996
Net change in unrealized appreciation/depreciation	21,885,500	7,120,161
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	39,541,126	13,212,818
Distributions to Shareholders:
Class A Shares	(4,237,449)	(3,813,305)
Class C Shares	(600,829)	(539,280)
Institutional Shares	(2,568,687)	(2,518,867)
Class R6 Shares	(74,229)	(108,342)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(7,481,194)	(6,979,794)
Share Transactions:
Proceeds from sale of shares	36,726,310	29,726,646
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Balanced Allocation Fund	—	11,298,197
Net asset value of shares issued to shareholders in payment of distributions declared	7,145,158	6,622,021
Cost of shares redeemed	(25,156,864)	(43,256,472)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	18,714,604	4,390,392
Change in net assets	50,774,536	10,623,416
Net Assets:
Beginning of period	166,558,593	155,935,177
End of period	$217,333,129	$166,558,593
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
July 31, 2021
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Balanced Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is the possibility of long-term growth of capital and income.
On November 15, 2019, the Fund acquired all of the net assets of PNC Balanced Allocation Fund (the “Acquired Fund”), an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on November 5, 2019. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund’s Class A Shares exchanged, a shareholder received 0.616 shares of the Fund’s Class A Shares.
For every one share of the Acquired Fund’s Class C Shares exchanged, a shareholder received 0.609 shares of the Fund’s Class C Shares.
For every one share of the Acquired Fund’s Class I Shares exchanged, a shareholder received 0.610 shares of the Fund’s Institutional Shares.
The Fund received net assets from the Acquired Fund as a result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund’s Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
593,132	$11,298,197	$2,170,935	$154,177,771	$165,475,968

1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
Annual Shareholder Report

Assuming the acquisition had been completed on August 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2020, were as follows:
Net investment income	$1,721,772
Net realized and unrealized gain on investments	11,959,769
Net increase in net assets resulting from operations	$13,681,541
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of earnings of the Acquired Fund that has been included in the Fund’s Statement of Changes in Net Assets as of July 31, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures
Annual Shareholder Report

described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report

■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown
Annual Shareholder Report

gains and losses) are classified as part of investment income. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $71,329 is disclosed in various locations in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended July 31, 2021, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$98,241	$(34,572)
Class C Shares	14,028	(6,215)
Institutional Shares	49,167	(18,584)
Class R6 Shares	663	—
TOTAL	$162,099	$(59,371)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2021, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$256,690
Class C Shares	39,725
TOTAL	$296,415
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase returns and to manage currency, duration, market, sector/asset class and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $12,644,074 and $3,064,820, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2021, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$148,358	$168,995
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liabilities
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for variation margin on futures contracts	$85,999*

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2021
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(182,507)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(103,580)
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	871,492	$18,715,026	602,633	$11,030,108
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	425,056	8,093,068
Shares issued to shareholders in payment of distributions declared	194,924	3,995,498	191,088	3,554,535
Shares redeemed	(571,167)	(12,038,249)	(842,124)	(15,137,260)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	495,249	$10,672,275	376,653	$7,540,451
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	194,456	$4,082,733	156,794	$2,848,857
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	24,943	468,430
Shares issued to shareholders in payment of distributions declared	27,279	549,947	26,632	488,464
Shares redeemed	(255,679)	(5,368,466)	(268,255)	(4,750,816)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(33,944)	$(735,786)	(59,886)	$(945,065)
	Year Ended 7/31/2021		Year Ended 7/31/2020
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	629,515	$13,538,386	806,718	$15,223,232
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	143,133	2,736,699
Shares issued to shareholders in payment of distributions declared	122,521	2,525,489	132,428	2,472,322
Shares redeemed	(342,167)	(7,302,718)	(1,138,214)	(21,041,358)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	409,869	$8,761,157	(55,935)	$(609,105)
Annual Shareholder Report

	Year Ended 7/31/2021		Year Ended 7/31/2020
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	18,465	$390,165	33,882	$624,449
Shares issued to shareholders in payment of distributions declared	3,611	74,224	5,727	106,700
Shares redeemed	(20,326)	(447,431)	(131,269)	(2,327,038)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	1,750	$16,958	(91,660)	$(1,595,889)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	872,924	$18,714,604	169,172	$4,390,392
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2021 and 2020, was as follows:
	2021	2020
Ordinary income[1]	$5,122,149	$4,219,861
Long-term capital gains	$2,359,045	$2,759,933

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2021, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[1]	$7,945,885
Net unrealized appreciation	$37,767,459
Undistributed long-term capital gains	$4,396,494

1	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, mark to market of futures contracts, deferral of paydown losses, straddle loss deferrals and partnership adjustments.
At July 31, 2021, the cost of investments for federal tax purposes was $177,785,260. The net unrealized appreciation of investments for federal tax purposes was $37,767,214. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $39,310,024 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,542,810. The amounts presented are inclusive of derivative contracts.
At July 31, 2021, for federal tax purposes, the Fund had $24,290 in straddle loss deferrals.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2021, the Adviser voluntarily waived $7,335 of its fee and voluntarily reimbursed $59,371 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2021, the Adviser reimbursed $4,623.
Certain of the Fund’s assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended July 31, 2021, the Sub-Adviser earned a fee of $152,788.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$119,429
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2021, FSC retained $12,764 of fees paid by the Fund. For the year ended July 31, 2021, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2021, FSC retained $19,415 in sales charges from the sale of Class A Shares. FSC also retained $2,091 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended July 31, 2021, FSSC received $16,181 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2021, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.31%, 2.07%, 1.06% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2022; or (b) the date of the Fund’s next effective Prospectus. Prior to October 1, 2021, the Fee Limit for the Class C Shares was 2.06%. While the Adviser and
Annual Shareholder Report

its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2021, were as follows:
Purchases	$94,160,543
Sales	$98,467,076
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 23, 2021. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2021, the Fund had no outstanding loans. During the year ended July 31, 2021, the Fund did not utilize the LOC.
Annual Shareholder Report

9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2021, there were no outstanding loans. During the year ended July 31, 2021, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04 “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU 2020-04 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2021, the amount of long-term capital gains designated by the Fund was $2,359,045.
For the fiscal year ended July 31, 2021, 13.36% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2021, 10.99% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Balanced Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Balanced Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 23, 2021
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021 to July 31, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2021	Ending Account Value 7/31/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,122.50	$6.89
Class C Shares	$1,000	$1,118.30	$10.82
Institutional Shares	$1,000	$1,124.10	$5.58
Class R6 Shares	$1,000	$1,124.30	$5.53
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.30	$6.56
Class C Shares	$1,000	$1,014.58	$10.29
Institutional Shares	$1,000	$1,019.54	$5.31
Class R6 Shares	$1,000	$1,019.59	$5.26

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.31%
Class C Shares	2.06%
Institutional Shares	1.06%
Class R6 Shares	1.05%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; and Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2021
Federated Hermes MDT Balanced Fund (the “Fund”)
At its meetings in May 2021 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) and the investment sub-advisory contract between the Adviser and Federated Investment Management Company (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional
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matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the Advisers’ investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”), which include a comprehensive array of funds with different investment objectives, policies and strategies, and the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the
Annual Shareholder Report

fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with a fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds.
In addition to considering the above-referenced factors, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection
Annual Shareholder Report

with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of the Advisers and their affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by the Advisers and their affiliates. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade execution capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Advisers’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
The Board considered the quality of the Advisers’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the market volatility amidst the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
Annual Shareholder Report

The Board received and evaluated information regarding the Advisers’ regulatory and compliance environment. The Board considered the Advisers’ compliance program, compliance history, and reports from the CCO about the Advisers’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and, in particular, the compliance-related resources devoted by the Advisers and their affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Advisers’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered discussions with Federated Hermes regarding the implementation of its business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
Based on these considerations, the Board concluded that the nature, extent and quality of the Advisers’ investment management and related services warrant the continuation of the Contracts.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant investment categories and the Fund’s benchmark index, portfolio attribution information and commentary on the effect of current and recent market conditions.
Annual Shareholder Report

The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2020, the Fund’s performance was above the median of the Performance Peer Group.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contracts.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its deliberations. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund
Annual Shareholder Report

shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other mutual funds’ fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to its Expense Peer Group are relevant in judging the reasonableness of advisory fees, the Fund’s quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund’s advisory fee was above the median of its Expense Peer Group range, the funds in the Expense Peer Group varied widely in their complexity, and the Board has been informed that the management of the Fund is among the more complex funds relative to its Expense Peer Group.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients (such as institutional separate accounts) and third-party unaffiliated mutual funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an
Annual Shareholder Report

unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees
Following such evaluation and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contracts.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so (or continue to do so) in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that cost allocations on a fund-by-fund basis may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered
Annual Shareholder Report

the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management (including market data on which portfolio managers make investment decisions), trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply
Annual Shareholder Report

breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fees as a fund attains a certain size.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangements.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Balanced Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program with respect to the Fund (the “Administrator”). Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program with respect to each Federated Hermes Fund that is managed by such advisory subsidiary (collectively, the “Administrator”). The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2021, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2020 through March 31, 2021 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where
Annual Shareholder Report

applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the March-April 2020 market conditions, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Balanced Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R841
CUSIP 31421R833
CUSIP 31421R825
CUSIP 31421R692
37326 (9/21)
© 2021 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2021

Share Class | Ticker	A | QALGX	B | QBLGX	C | QCLGX	Institutional | QILGX

Federated Hermes MDT Large Cap Growth Fund
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2020 through July 31, 2021. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Large Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2021, was 35.00% for Class A Shares, 33.97% for Class B Shares, 34.01% for Class C Shares and 35.33% for the Institutional Shares. The total return for the Russell 1000® Growth Index (R1000G),1 the Fund’s broad-based securities market index, was 36.68% for the same period. The total return of the Morningstar Large Growth Funds Average (MLGFA),2 a peer group average for the Fund, was 35.53% during the same period. The Fund’s and MLGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R1000G during the period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the R1000G.
MARKET OVERVIEW
The reporting period was marked by the gradual but continuing recovery of the economy from the pandemic. The market has been less volatile than during the prior reporting period, and the market preferences for style in these 12 months have reversed some of the large differentials of the prior period. During the previous 12-month reporting period, the growth style led the value style by almost 35% (the Russell 3000® Growth Index (R3000G)3 returned 28.24% while the Russell 3000® Value Index (R3000V)4 returned -6.67%). During this reporting period, the value style led the growth style by a much more moderate amount of just under 4% (R3000V returned 40.72% and R3000G returned 36.83%). Similarly, in the capitalization ranges, the small cap stocks5 in the Russell 2000® Index6 led the mega-cap stocks in the Russell Top 200® Index7 by 15.53% this period rather than trailing by 20.43% for the prior period. The market still reacted quickly to new economic data, but now there was far less uncertainty about the future than there was at the end of the prior reporting period.
The best performing sectors in the R1000G during the reporting period were Energy (56.63%), Communication Services (51.23%) and Information Technology (42.25%). Underperforming sectors during the same period included Consumer Staples (20.12%), Real Estate (22.14%) and Materials (23.33%).
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1

STOCK SELECTION
When looking at the Fund’s performance in terms of fundamental and technical characteristics, the most significant driver of underperformance during the reporting period was mature stocks with very high analyst conviction and prices very near 52-week highs. Strong performance of mature stocks with very high analyst conviction, but prices not near 52-week highs provided a partial offset. The Fund’s sector exposures continued to remain close to R1000G weights; there were no significant overweight or underweight positions at the end of the reporting period. Unfavorable stock selection in the Consumer Staples and Consumer Discretionary sectors was the biggest contributor to the Fund’s underperformance during the period. Favorable stock selection in the Information Technology and Financials sectors was the largest favorable offset to the underperformance of the reporting period.
Individual stocks enhancing the Fund’s performance during the reporting period included Fortinet, Inc., Amazon.com, Inc. and Spirit AeroSystems Holdings, Inc. (Class A). Amazon.com underperformed the R1000G but was underweighted by the Fund.
Individual stocks detracting from the Fund’s performance during the reporting period included Tesla Inc., Vertex Pharmaceuticals Incorporated and Clorox Company. Tesla outperformed the R1000G but was underweighted by the Fund.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000G.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group average.
3
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
4
The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
5
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
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2

6
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
7
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the total market capitalization of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Large Cap Growth Fund (the “Fund”) from July 31, 2011 to July 31, 2021, compared to the Russell 1000® Growth Index (R1000G)2and the Morningstar Large Growth Funds Average (MLGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2021
■ Total returns shown for Class B Shares include the maximum contingent deferred sales charge of 5.50% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2021
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	27.56%	21.57%	15.70%
Class B Shares	28.47%	21.85%	15.66%
Class C Shares	33.01%	22.04%	15.66%
Institutional Shares	35.33%	23.25%	16.65%
R1000G	36.68%	23.32%	18.37%
MLGFA	35.53%	21.40%	16.43%

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4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R1000G and MLGFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R1000G measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2021, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	44.5%
Consumer Discretionary	17.5%
Communication Services	11.9%
Health Care	10.1%
Industrials	5.3%
Financials	3.4%
Consumer Staples	2.8%
Materials	1.7%
Real Estate	0.7%
Energy	0.4%
Cash Equivalents[2]	1.8%
Other Assets and Liabilities—Net[3]	(0.1)%
TOTAL	100%

1
Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry
Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
July 31, 2021
Shares			Value
		COMMON STOCKS— 98.3%
		Communication Services— 11.9%
14,175		Activision Blizzard, Inc.	$1,185,313
4,637	[1]	Alphabet, Inc., Class A	12,494,536
716	[1]	Charter Communications, Inc.	532,740
4,816		Electronic Arts, Inc.	693,311
17,980	[1]	Facebook, Inc.	6,406,274
3,381	[1]	Netflix, Inc.	1,749,904
6,361	[1]	Pinterest, Inc.	374,663
3,968	[1]	Take-Two Interactive Software, Inc.	688,131
		TOTAL	24,124,872
		Consumer Discretionary— 17.5%
2,774	[1]	Amazon.com, Inc.	9,230,735
650	[1]	AutoZone, Inc.	1,055,320
6,201	[1]	Burlington Stores, Inc.	2,076,095
5,979		Domino’s Pizza, Inc.	3,141,905
7,164		eBay, Inc.	488,656
7,988		Home Depot, Inc.	2,621,582
8,093		L Brands, Inc.	648,006
16,071		Lowe’s Cos., Inc.	3,096,721
4,005		McDonald’s Corp.	972,054
9,176		Nike, Inc., Class B	1,537,072
3,456	[1]	O’Reilly Automotive, Inc.	2,086,871
3,286		Starbucks Corp.	399,019
3,906		Tempur Sealy International, Inc.	169,013
5,335	[1]	Tesla, Inc.	3,666,212
1,838		Tractor Supply Co.	332,549
1,220	[1]	Ulta Beauty, Inc.	409,676
19,905	[1]	YETI Holdings, Inc.	1,917,449
12,068		Yum! Brands, Inc.	1,585,614
		TOTAL	35,434,549
		Consumer Staples— 2.8%
4,590		Costco Wholesale Corp.	1,972,415
12,712		Energizer Holdings, Inc.	544,709
1,874		Estee Lauder Cos., Inc., Class A	625,597
15,326		Flowers Foods, Inc.	361,081
5,835		Hershey Foods Corp.	1,043,765
7,233		PepsiCo, Inc.	1,135,219
		TOTAL	5,682,786
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7

Shares			Value
		COMMON STOCKS— continued
		Energy— 0.4%
21,146		Continental Resources, Inc.	$722,136
		Financials— 3.4%
7,831	[1]	Arch Capital Group Ltd.	305,409
6,575		Blackstone Group, Inc./The	757,900
6,756		MSCI, Inc., Class A	4,026,306
5,820		The Travelers Cos., Inc.	866,715
11,870		Tradeweb Markets, Inc.	1,029,485
		TOTAL	6,985,815
		Health Care— 10.1%
17,111		AbbVie, Inc.	1,990,009
11,452		Amgen, Inc.	2,766,116
1,412		Anthem, Inc.	542,222
16,873	[1]	Avantor, Inc.	634,087
179	[1]	IDEXX Laboratories, Inc.	121,457
12,033	[1]	IQVIA Holdings, Inc.	2,980,574
2,078	[1]	Jazz Pharmaceuticals PLC.	352,263
10,514		McKesson Corp.	2,143,069
2,895		Merck & Co., Inc.	222,539
305	[1]	Mettler-Toledo International, Inc.	449,481
4,859	[1]	Moderna, Inc.	1,718,142
1,468	[1]	Molina Healthcare, Inc.	400,779
4,792	[1]	Veeva Systems, Inc.	1,594,346
9,098	[1]	Vertex Pharmaceuticals, Inc.	1,833,975
13,961		Zoetis, Inc.	2,829,895
		TOTAL	20,578,954
		Industrials— 5.3%
8,738		Allegion PLC	1,193,611
50,485		Carrier Global Corp.	2,789,296
8,188		Flowserve Corp.	344,633
974	[1]	Generac Holdings, Inc.	408,457
5,748		Huntington Ingalls Industries, Inc.	1,179,087
19,070	[1]	IAA Spinco, Inc.	1,153,354
20,996	[1]	KAR Auction Services, Inc.	346,014
2,763		TransUnion	331,726
6,935		United Parcel Service, Inc.	1,327,081
3,744		Vertiv Holdings Co.	104,982
10,845	[1]	XPO Logistics, Inc.	1,504,093
605		Xylem, Inc.	76,139
		TOTAL	10,758,473
		Information Technology— 44.5%
5,503	[1]	Adobe, Inc.	3,420,830
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8

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
152,752		Apple, Inc.	$22,280,407
5,329		Applied Materials, Inc.	745,687
6,514	[1]	Arista Networks, Inc.	2,477,860
755	[1]	Autodesk, Inc.	242,453
3,047		Bentley Systems, Inc.	185,288
5,299		Broadcom, Inc.	2,572,135
1,028	[1]	CloudFlare, Inc.	121,952
9,486	[1]	Crowdstrike Holdings, Inc.	2,405,744
1,384	[1]	Datadog, Inc.	153,209
1,987	[1]	Dell Technologies, Inc.	191,984
20,659	[1]	Dropbox, Inc.	650,552
9,356	[1]	EPAM Systems, Inc.	5,237,489
3,274	[1]	FleetCor Technologies, Inc.	845,412
13,904	[1]	Fortinet, Inc.	3,785,225
4,020	[1]	GoDaddy, Inc.	337,077
6,097	[1]	HubSpot, Inc.	3,633,934
10,143		Mastercard, Inc.	3,914,589
55,751		Microsoft Corp.	15,884,017
21,173	[1]	Nutanix, Inc.	762,651
29,756		NVIDIA Corp.	5,802,122
5,340		Oracle Corp.	465,328
3,817	[1]	Palo Alto Networks, Inc.	1,523,174
2,850		Paychex, Inc.	324,387
4,483	[1]	Paylocity Corp.	930,043
18,607	[1]	PayPal Holdings, Inc.	5,126,787
26,327		Qualcomm, Inc.	3,943,785
1,457	[1]	Salesforce.com, Inc.	352,492
1,190	[1]	ServiceNow, Inc.	699,589
35,773		Western Union Co.	830,291
2,139	[1]	Workday, Inc.	501,382
		TOTAL	90,347,875
		Materials— 1.7%
34,203	[1]	Berry Global Group, Inc.	2,198,911
20,567		Dow, Inc.	1,278,445
		TOTAL	3,477,356
		Real Estate— 0.7%
7,215		Coresite Realty Corp.	997,185
2,155		Crown Castle International Corp.	416,109
		TOTAL	1,413,294
		TOTAL COMMON STOCKS (IDENTIFIED COST $110,599,963)	199,526,110
Annual Shareholder Report
9

Shares		Value
	INVESTMENT COMPANY— 1.8%
3,685,847	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.02%[2] (IDENTIFIED COST $3,686,697)	$3,687,321
	TOTAL INVESTMENT IN SECURITIES—100.1% (IDENTIFIED COST $114,286,660)[3]	203,213,431
	OTHER ASSETS AND LIABILITIES - NET—(0.1)%[4]	(192,648)
	TOTAL NET ASSETS—100%	$203,020,783
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2021, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 7/31/2020	$640,284	$3,806,381	$4,446,665
Purchases at Cost	$1,639,586	$35,573,112	$37,212,698
Proceeds from Sales	$(2,279,870)	$(35,691,533)	$(37,971,403)
Change in Unrealized Appreciation/ Depreciation	N/A	$(2,259)	$(2,259)
Net Realized Gain/(Loss)	N/A	$1,620	$1,620
Value as of 7/31/2021	$—	$3,687,321	$3,687,321
Shares Held as of 7/31/2021	—	3,685,847	3,685,847
Dividend Income	$129	$2,856	$2,985

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $114,504,875.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2021.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Annual Shareholder Report
10

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
At July 31, 2021, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.03	$20.81	$20.66	$17.46	$15.18
Income From Investment Operations:
Net investment income (loss)[1]	(0.07)	(0.04)	(0.05)	(0.07)	0.01
Net realized and unrealized gain (loss)	8.36	5.37	2.01	4.67	2.36
Total From Investment Operations	8.29	5.33	1.96	4.60	2.37
Less Distributions:
Distributions from net realized gain	(2.10)	(1.11)	(1.81)	(1.40)	(0.09)
Net Asset Value, End of Period	$31.22	$25.03	$20.81	$20.66	$17.46
Total Return[2]	35.00%	26.91%	11.28%	27.38%	15.66%
Ratios to Average Net Assets:
Net expenses[3]	0.99%	1.11%	1.48%	1.52%	1.52%
Net investment income (loss)	(0.27)%	(0.19)%	(0.27)%	(0.38)%	0.02%
Expense waiver/reimbursement[4]	0.38%	0.30%	0.00%[5]	0.02%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$123,486	$93,740	$67,513	$59,355	$49,794
Portfolio turnover	39%	220%	97%	104%	104%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.13	$18.66	$18.85	$16.16	$14.16
Income From Investment Operations:
Net investment income (loss)[1]	(0.24)	(0.18)	(0.18)	(0.20)	(0.11)
Net realized and unrealized gain (loss)	7.30	4.76	1.80	4.29	2.20
Total From Investment Operations	7.06	4.58	1.62	4.09	2.09
Less Distributions:
Distributions from net realized gain	(2.10)	(1.11)	(1.81)	(1.40)	(0.09)
Net Asset Value, End of Period	$27.09	$22.13	$18.66	$18.85	$16.16
Total Return[2]	33.97%	25.95%	10.51%	26.38%	14.81%
Ratios to Average Net Assets:
Net expenses[3]	1.74%	1.90%	2.23%	2.27%	2.27%
Net investment income (loss)	(1.01)%	(0.96)%	(1.02)%	(1.13)%	(0.71)%
Expense waiver/reimbursement[4]	0.38%	0.27%	0.00%[5]	0.02%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$8,233	$9,662	$12,612	$14,432	$13,654
Portfolio turnover	39%	220%	97%	104%	104%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.43	$18.10	$18.35	$15.76	$13.81
Income From Investment Operations:
Net investment income (loss)[1]	(0.23)	(0.17)	(0.18)	(0.19)	(0.11)
Net realized and unrealized gain (loss)	7.06	4.61	1.74	4.18	2.15
Total From Investment Operations	6.83	4.44	1.56	3.99	2.04
Less Distributions:
Distributions from net realized gain	(2.10)	(1.11)	(1.81)	(1.40)	(0.09)
Net Asset Value, End of Period	$26.16	$21.43	$18.10	$18.35	$15.76
Total Return[2]	34.01%	25.99%	10.46%	26.42%	14.82%
Ratios to Average Net Assets:
Net expenses[3]	1.74%	1.88%	2.23%	2.27%	2.27%
Net investment income (loss)	(1.02)%	(0.95)%	(1.03)%	(1.13)%	(0.72)%
Expense waiver/reimbursement[4]	0.38%	0.29%	0.00%[5]	0.02%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$17,671	$14,536	$12,445	$10,685	$9,672
Portfolio turnover	39%	220%	97%	104%	104%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$26.39	$21.83	$21.52	$18.10	$15.69
Income From Investment Operations:
Net investment income (loss)[1]	0.00[2]	0.03	(0.01)	(0.03)	0.05
Net realized and unrealized gain (loss)	8.85	5.64	2.13	4.85	2.45
Total From Investment Operations	8.85	5.67	2.12	4.82	2.50
Less Distributions:
Distributions from net realized gain	(2.10)	(1.11)	(1.81)	(1.40)	(0.09)
Net Asset Value, End of Period	$33.14	$26.39	$21.83	$21.52	$18.10
Total Return[3]	35.33%	27.22%	11.59%	27.65%	15.98%
Ratios to Average Net Assets:
Net expenses[4]	0.74%	0.81%	1.22%	1.27%	1.27%
Net investment income (loss)	0.01%	0.13%	(0.04)%	(0.14)%	0.27%
Expense waiver/reimbursement[5]	0.37%	0.34%	0.00%[6]	0.02%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$53,631	$90,113	$37,076	$11,966	$7,649
Portfolio turnover	39%	220%	97%	104%	104%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Assets and Liabilities
July 31, 2021

Assets:
Investment in securities, at value including $3,687,321 of investments in an affiliated holding* (identified cost $114,286,660)	$203,213,431
Cash	9,980
Income receivable	59,222
Income receivable from an affiliated holding	140
Receivable for investments sold	334,456
Receivable for shares sold	34,103
Total Assets	203,651,332
Liabilities:
Payable for investments purchased	386,291
Payable for shares redeemed	50,167
Payable for investment adviser fee (Note 5)	4,420
Payable for administrative fee (Note 5)	874
Payable for transfer agent fees	32,912
Payable for auditing fees	23,600
Payable for share registration costs	15,690
Payable for transfer agent fees	32,912
Payable for distribution services fee (Note 5)	16,365
Payable for other service fees (Notes 2 and 5)	56,353
Accrued expenses (Note 5)	10,965
Total Liabilities	630,549
Net assets for 6,553,240 shares outstanding	$203,020,783
Net Assets Consist of:
Paid-in capital	$83,808,630
Total distributable earnings (loss)	119,212,153
Total Net Assets	$203,020,783
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($123,485,719 ÷ 3,955,198 shares outstanding), no par value, unlimited shares authorized	$31.22
Offering price per share (100/94.50 of $31.22)	$33.04
Redemption proceeds per share	$31.22
Class B Shares:
Net asset value per share ($8,232,934 ÷ 303,919 shares outstanding), no par value, unlimited shares authorized	$27.09
Offering price per share	$27.09
Redemption proceeds per share (94.50/100 of $27.09)	$25.60
Class C Shares:
Net asset value per share ($17,670,751 ÷ 675,584 shares outstanding), no par value, unlimited shares authorized	$26.16
Offering price per share	$26.16
Redemption proceeds per share (99.00/100 of $26.16)	$25.90
Institutional Shares:
Net asset value per share ($53,631,379 ÷ 1,618,539 shares outstanding), no par value, unlimited shares authorized	$33.14
Offering price per share	$33.14
Redemption proceeds per share	$33.14

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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17

Statement of Operations
Year Ended July 31, 2021

Investment Income:
Dividends (including $2,856 received from an affiliated holding*)	$1,362,145
Net income on securities loaned (includes $129 earned from an affiliated holding* related to cash collateral balances) (Note 2)	368
TOTAL INCOME	1,362,513
Expenses:
Investment adviser fee (Note 5)	1,388,810
Administrative fee (Note 5)	145,742
Custodian fees	23,133
Transfer agent fees	228,589
Directors’/Trustees’ fees (Note 5)	2,324
Auditing fees	27,800
Legal fees	11,958
Portfolio accounting fees	96,308
Distribution services fee (Note 5)	189,818
Other service fees (Notes 2 and 5)	328,360
Share registration costs	69,224
Printing and postage	47,320
Miscellaneous (Note 5)	34,535
TOTAL EXPENSES	2,593,921
Waiver/reimbursement of investment adviser fee (Note 5)	(696,377)
Net expenses	1,897,544
Net investment loss	(535,031)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized gain of $1,620 on sales of investments in an affiliated holding*)	31,959,465
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(2,259) of investments in an affiliated holding*)	25,038,051
Net realized and unrealized gain (loss) on investments	56,997,516
Change in net assets resulting from operations	$56,462,485

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets

Year Ended July 31	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(535,031)	$(285,104)
Net realized gain (loss)	31,959,465	12,827,359
Net change in unrealized appreciation/depreciation	25,038,051	31,352,658
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	56,462,485	43,894,913
Distributions to Shareholders:
Class A Shares	(7,852,771)	(4,102,840)
Class B Shares	(806,820)	(700,438)
Class C Shares	(1,466,534)	(770,197)
Institutional Shares	(3,474,993)	(3,849,963)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(13,601,118)	(9,423,438)
Share Transactions:
Proceeds from sale of shares	27,778,342	25,421,100
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Multi-Factor Large Cap Growth Fund	—	101,740,899
Net asset value of shares issued to shareholders in payment of distributions declared	12,716,551	8,888,859
Cost of shares redeemed	(88,385,510)	(92,117,585)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(47,890,617)	43,933,273
Change in net assets	(5,029,250)	78,404,748
Net Assets:
Beginning of period	208,050,033	129,645,285
End of period	$203,020,783	$208,050,033
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
July 31, 2021
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Large Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
On November 15, 2019, the Fund acquired all of the net assets of PNC Multi-Factor Large Cap Growth Fund (the “Acquired Fund”), an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund shareholders on November 5, 2019. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund’s Class A Shares exchanged, a shareholder received 1.586 shares of the Fund’s Class A Shares.
For every one share of the Acquired Fund’s Class C Shares exchanged, a shareholder received 1.581 shares of the Fund’s Class C Shares.
For every one share of the Acquired Fund’s Class I Shares exchanged, a shareholder received 1.545 shares of the Fund’s Institutional Shares.
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund’s Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
4,605,196	$101,740,899	$9,990,130	$117,706,237	$219,447,136

1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
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Assuming the acquisition had been completed on August 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2020, were as follows:
Net investment income (loss)	$(26,688)
Net realized and unrealized gain on investments	47,081,335
Net increase in net assets resulting from operations	$47,054,647
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of earnings of the Acquired Fund that has been included in the Fund’s Statement of Change in Net Assets, as of July 31, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures
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described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/
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accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursement of $696,377 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2021, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$265,088
Class B Shares	22,404
Class C Shares	40,868
TOTAL	$328,360
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or
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24

repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
As of July 31, 2021, the Fund had no outstanding securities on loan.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	582,106	$15,708,186	448,019	$9,256,462
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	703,729	14,926,094
Shares issued to shareholders in payment of distributions declared	282,938	7,231,879	185,136	3,734,190
Shares redeemed	(654,609)	(17,644,211)	(836,434)	(17,393,596)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	210,435	$5,295,854	500,450	$10,523,150
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	9,308	$212,138	18,918	$376,860
Shares issued to shareholders in payment of distributions declared	34,632	771,950	38,249	685,430
Shares redeemed	(176,631)	(4,193,531)	(296,608)	(5,312,408)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(132,691)	$(3,209,443)	(239,441)	$(4,250,118)
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	Year Ended 7/31/2021		Year Ended 7/31/2020
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	141,379	$3,201,533	137,996	$2,411,329
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	18,359	337,996
Shares issued to shareholders in payment of distributions declared	67,645	1,455,733	43,943	762,414
Shares redeemed	(211,687)	(4,821,813)	(209,547)	(3,655,507)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,663)	$(164,547)	(9,249)	$(143,768)
	Year Ended 7/31/2021		Year Ended 7/31/2020
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	302,157	$8,656,485	609,210	$13,376,449
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	3,883,108	86,476,809
Shares issued to shareholders in payment of distributions declared	120,229	3,256,989	174,603	3,706,825
Shares redeemed	(2,218,569)	(61,725,955)	(2,950,847)	(65,756,074)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,796,183)	$(49,812,481)	1,716,074	$37,804,009
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,721,102)	$(47,890,617)	1,967,834	$43,933,273
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences result from a Fair Fund settlement.
For the year ended July 31, 2021, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(9,980)	$9,980
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2021 and 2020, was as follows:
	2021	2020
Ordinary income[1]	$9,003,465	$3,443,870
Long-term capital gains	$4,597,653	$5,979,568

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
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As of July 31, 2021, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[1]	$19,066,352
Net unrealized appreciation	$88,708,556
Undistributed long-term capital gains	$11,437,245

1	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
At July 31, 2021, the cost of investments for federal tax purposes was $114,504,875. The net unrealized appreciation of investments for federal tax purposes was $88,708,556. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $89,248,308 and net unrealized depreciation from investments for those securities having an excess of cost over value of $539,752.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, the Adviser voluntarily waived $694,005 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2021, the Adviser reimbursed $2,372.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$67,213
Class C Shares	122,605
TOTAL	$189,818
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2021, FSC retained $91,553 of fees paid by the Fund. For the year ended July 31, 2021, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2021, FSC retained $9,851 in sales charges from the sale of Class A Shares. FSC also retained $4,580 and $355 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended July 31, 2021, FSSC received $47,388 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.74%, 1.74% and 0.74% (the “Fee Limit”),
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respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2021, were as follows:
Purchases	$72,444,448
Sales	$134,402,614
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 23, 2021. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2021, the Fund had no outstanding loans. During the year ended July 31, 2021, the Fund did not utilize the LOC.
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9. Interfund Lending
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2021, there were no outstanding loans. During the year ended July 31, 2021, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2021, the amount of long-term capital gains designated by the Fund was $4,597,653.
For the fiscal year ended July 31, 2021, 15.84% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2021, 16.38% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES MDT SERIES AND SHAREHOLDERS OF FEDERATED HERMES MDT LARGE CAP GROWTH FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Large Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 23, 2021
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021 to July 31, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2021	Ending Account Value 7/31/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,181.70	$5.36
Class B Shares	$1,000	$1,177.30	$9.39
Class C Shares	$1,000	$1,177.30	$9.39
Institutional Shares	$1,000	$1,182.80	$4.01
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.89	$4.96
Class B Shares	$1,000	$1,016.17	$8.70
Class C Shares	$1,000	$1,016.17	$8.70
Institutional Shares	$1,000	$1,021.12	$3.71

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.99%
Class B Shares	1.74%
Class C Shares	1.74%
Institutional Shares	0.74%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; and Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

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38

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2021
Federated Hermes MDT Large Cap Growth Fund (the “Fund”)
At its meetings in May 2021 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional
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matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”), which include a comprehensive array of funds with different investment objectives, policies and strategies, and the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the
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fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with a fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds.
In addition to considering the above-referenced factors, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection
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with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by the Adviser and its affiliates. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade execution capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
The Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account the Adviser’s communications with the Board in light of the market volatility amidst the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
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The Board received and evaluated information regarding the Adviser’s regulatory and compliance environment. The Board considered the Adviser’s compliance program, compliance history, and reports from the CCO about the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and, in particular, the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered discussions with Federated Hermes regarding the implementation of its business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
Based on these considerations, the Board concluded that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant investment categories and the Fund’s benchmark index, portfolio attribution information and commentary on the effect of current and recent market conditions.
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The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2020, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year, three-year and five-year periods.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its deliberations. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are
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believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other mutual funds’ fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to its Expense Peer Group are relevant in judging the reasonableness of advisory fees, the Fund’s quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund’s advisory fee was above the median of its Expense Peer Group range, the funds in the Expense Peer Group varied widely in their complexity, and the Board has been informed that the management of the Fund is among the more complex funds relative to its Expense Peer Group.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients (such as institutional separate accounts) and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an
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unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so (or continue to do so) in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that cost allocations on a fund-by-fund basis may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered
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the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management (including market data on which portfolio managers make investment decisions), trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply
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breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fees as a fund attains a certain size.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Large Cap Growth Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program with respect to the Fund (the “Administrator”). Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program with respect to each Federated Hermes Fund that is managed by such advisory subsidiary (collectively, the “Administrator”). The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2021, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2020 through March 31, 2021 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where
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applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the March-April 2020 market conditions, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Large Cap Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R700
CUSIP 31421R684
CUSIP 31421R809
CUSIP 31421R882
37329 (9/21)
© 2021 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2021

Share Class | Ticker	A | QASCX	C | QCSCX	Institutional | QISCX	R6 | QLSCX

Federated Hermes MDT Small Cap Core Fund
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2020 through July 31, 2021. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Small Cap Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2021, was 54.38% for Class A Shares, 53.16% for Class C Shares, 54.73% for Institutional Shares and 54.79% for Class R6 Shares. The total return for the Russell 2000® Index (R2000),1 the Fund’s broad-based securities market index, was 51.97% for the same period. The total return of the Morningstar Small Blend Funds Average (MSBFA),2 a peer group average for the Fund, was 52.54% during the same period. The Fund’s and MSBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000.
During the reporting period, the Fund’s investment strategy focused on stock selection. This was the most significant factor affecting the Fund’s performance relative to the R2000 during the period.
The following discussion will focus on the performance of the Fund’s R6 Shares relative to the R2000.
MARKET OVERVIEW
The reporting period was marked by the gradual but continuing recovery of the economy from the pandemic. The market has been less volatile than during the prior reporting period, and the market preferences for style in these 12 months have reversed some of the large differentials of the prior period. During the previous 12-month reporting period, the growth style led the value style by almost 35% (the Russell 3000® Growth Index (R3000G)3 returned 28.24% while the Russell 3000® Value Index (R3000V)4 returned -6.67%). During this reporting period, the value style led the growth style by a much more moderate amount of just under 4% (R3000V returned 40.72% and R3000G returned 36.83%). Similarly, in the capitalization ranges, the small cap stocks5 in the Russell 2000® Index6 led the mega-cap stocks in the Russell Top 200® Index7 by 15.53% this period rather than trailing by 20.43% for the prior period. The market still reacted quickly to new economic data, but now there was far less uncertainty about the future than there was at the end of the prior reporting period.
The best performing sectors in the R2000 during the reporting period were Energy (90.80%), Consumer Discretionary (78.80%) and Materials (73.86%). Underperforming sectors during the same period included Utilities (21.18%), Health Care (31.63%) and Information Technology (46.30%).
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STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. The primary cause of outperformance in the reporting period was the Fund’s overweight position in stocks with depressed prices that required no significant external financing. The largest offset to that outperformance came from the Fund’s overweight position in and weak stock selection among young stocks with strong technical factors and very high analyst conviction. The Fund’s sector exposures continued to remain close to R2000 weights; there were no significant overweight or underweight positions at the end of the reporting period. Strong stock selection in the Industrials, Health Care and Information Technology sectors contributed the most to the Fund’s outperformance. Weak stock selection in the Financials, Real Estate and Consumer Staples sectors offset some of that outperformance.
Individual stocks enhancing the Fund’s performance during the reporting period included Conduent, Inc., Intellia Therapeutics, Inc. and Advanced Drainage Systems, Inc.
Individual stocks detracting from the Fund’s performance during the reporting period included Wingstop, Inc., QTS Realty Trust, Inc. (Class A) and Portland General Electric Company.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group average.
3
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
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4
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
5
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
6
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
7
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the total market capitalization of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Small Cap Core Fund from July 31, 2011 to July 31, 2021, compared to the Russell 2000® Index (R2000)2 and the Morningstar Small Blend Funds Average (MSBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of July 31, 2021
■ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple shares classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Returns table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Periods Ended 7/31/2021
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	45.89%	12.73%	12.68%
Class C Shares	52.16%	13.16%	12.66%
Institutional Shares	54.73%	14.29%	13.62%
Class R6 Shares[4]	54.79%	14.31%	13.13%
R2000	51.97%	14.28%	12.34%
MSBFA	52.54%	12.42%	11.40%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R2000 and MSBFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R2000 measures the performance of the small-cap segment of the U.S. equity universe. The R2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The R2000 is constructed to provide a comprehensive and unbiased small-cap barometer, and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The R2000 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s R6 Class commenced operations on June 29, 2016. It is anticipated that this class will have the lowest net expenses of all outstanding share classes. For the period prior to the commencement of operations of the R6 class, the R6 class performance information shown is for the Institutional Share class, adjusted to reflect the expenses of the Fund’s R6 class for each period for which the Fund’s R6 class gross expenses would have exceeded the actual expense paid by the Fund’s Institutional Share class.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2021, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	19.3%
Financials	15.2%
Information Technology	14.7%
Industrials	13.9%
Consumer Discretionary	13.7%
Real Estate	8.2%
Materials	3.4%
Consumer Staples	3.3%
Communication Services	2.7%
Energy	2.5%
Utilities	1.3%
Securities Lending Collateral[2]	0.4%
Cash Equivalents[3]	1.9%
Other Assets and Liabilities—Net[4]	(0.5)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
July 31, 2021
Shares			Value
		COMMON STOCKS— 98.2%
		Communication Services— 2.7%
96,108	[1]	AMC Networks, Inc.	$4,809,244
230,538	[1]	Cars.com, Inc.	2,784,899
9,383	[1]	Chicken Soup For The Soul Entertainment, Inc.	336,662
23,060		Cogent Communications Holdings, Inc.	1,789,687
11,598	[1]	iHeartMedia, Inc.	299,808
489,592	[1]	Yelp, Inc.	18,310,741
		TOTAL	28,331,041
		Consumer Discretionary— 13.7%
191,988	[1]	Abercrombie & Fitch Co., Class A	7,259,066
114,603	[1]	Academy Sports and Outdoors, Inc.	4,246,041
323,928	[1]	American Axle & Manufacturing Holdings, Inc.	3,138,862
10,736	[1]	American Public Education, Inc.	318,000
113,412	[1]	Bed Bath & Beyond, Inc.	3,236,778
45,224		Big Lots, Inc.	2,605,355
134,377	[1]	Bloomin Brands, Inc.	3,376,894
42,279	[1]	Boot Barn Holdings, Inc.	3,653,751
142,069	[2]	Camping World Holdings, Inc.	5,591,836
38,297	[1]	Citi Trends, Inc.	3,054,186
90,372	[1]	Container Store Group, Inc.	950,713
71,697	[1]	CROCs, Inc.	9,737,170
15,255		Dillards, Inc., Class A	2,795,784
194,537	[1]	Everi Holdings, Inc.	4,414,045
102,313	[1]	Funko, Inc.	1,909,161
14,233	[1]	Groupon, Inc.	517,654
54,423	[1]	Houghton Mifflin Harcourt Co.	616,068
47,572	[1]	iRobot Corp.	4,162,550
30,552		Jack in the Box, Inc.	3,325,891
81,412		Kontoor Brands, Inc.	4,508,597
22,444	[1]	Lakes Gaming, Inc.	1,021,426
7,822	[1]	Lands’ End, Inc.	299,817
11,770	[1]	LGI Homes, Inc.	2,011,493
5,164	[1]	Lovesac Co./The	313,455
187,759	[1]	Macy’s, Inc.	3,191,903
139,972	[1]	Modine Manufacturing Co.	2,341,732
73,993		Movado Group, Inc.	2,224,970
58,125	[1]	Nesco Holdings, Inc.	452,794
37,984	[1]	Party City Holdco, Inc.	324,383
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS— continued
		Consumer Discretionary— continued
37,639	[1]	Perdoceo Education Corp.	$446,399
11,131	[1]	Red Robin Gourmet Burgers	291,966
246,597	[1]	Red Rock Resorts, Inc.	9,715,922
77,062	[1]	Revolve Group, Inc.	5,364,286
57,594	[1]	Sally Beauty Holdings, Inc.	1,089,678
11,114	[1]	Scientific Games Corp.	685,845
22,853	[1]	SeaWorld Entertainment, Inc.	1,083,461
43,186		Shutterstock, Inc.	4,685,249
46,624		Sonic Automotive, Inc.	2,543,339
243,533	[1]	Sonos, Inc.	8,129,132
8,592	[1]	Tilly’s, Inc.	127,419
122,888	[1]	Vista Outdoor, Inc.	4,963,446
25,853		Wingstop, Inc.	4,428,877
55,525	[1,3]	XPEL, Inc.	5,141,615
124,517	[1]	YETI Holdings, Inc.	11,994,723
		TOTAL	142,291,732
		Consumer Staples— 3.3%
199,380	[1]	Bellring Brands, Inc.	6,593,497
68,563	[1]	BJ’s Wholesale Club Holdings, Inc.	3,472,030
82,634	[1]	Central Garden & Pet Co., Class A	3,578,879
18,493		Coca-Cola Bottling Co.	7,381,481
17,484	[1]	elf Beauty, Inc.	482,733
22,429		Energizer Holdings, Inc.	961,083
51,735	[1]	Hostess Brands, Inc.	832,416
26,420		Ingles Markets, Inc., Class A	1,578,859
53,001		Primo Water Corp.	876,107
67,693		SpartanNash Co.	1,316,629
48,752	[1]	Sprouts Farmers Market, Inc.	1,198,324
52,274	[1]	United Natural Foods, Inc.	1,731,315
120,282		Vector Group Ltd.	1,606,967
416,881	[1]	Veru, Inc.	2,863,972
		TOTAL	34,474,292
		Energy— 2.5%
154,063	[1]	Antero Resources Corp.	2,095,257
39,505		Bonanza Creek Energy, Inc.	1,519,757
29,745		Brigham Minerals, Inc.	584,192
41,414		Cactus, Inc.	1,492,561
102,141	[1]	CONSOL Energy, Inc.	2,145,983
111,305	[1]	Gulf Island Fabrication, Inc.	507,551
26,603	[1]	Laredo Petroleum	1,464,761
471,121	[1]	Magnolia Oil & Gas Corp.	6,595,694
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS— continued
		Energy— continued
44,826		Matador Resources Co.	$1,385,123
19,079	[1]	Nabors Industries Ltd.	1,669,603
253,565	[1]	Newpark Resources, Inc.	819,015
28,051	[1]	Oceaneering International, Inc.	371,956
115,117		Ovintiv, Inc.	2,953,902
28,157		PDC Energy, Inc.	1,113,609
24,164	[1]	Whiting Petroleum Corp.	1,133,292
		TOTAL	25,852,256
		Financials— 15.2%
10,366		1st Source Corp.	474,659
217,441		Ares Commercial Real Estate Corp.	3,279,010
221,738		Artisan Partners Asset Management, Inc.	10,663,380
8,095		BankUnited, Inc.	320,400
178,568		Chimera Investment Corp.	2,628,521
45,701		Cowen Group, Inc.	1,827,126
169,443	[1]	Customers Bancorp, Inc.	6,137,225
100,997		Donegal Group, Inc., Class A	1,562,424
121,482	[1]	Donnelley Financial Solutions, Inc.	3,912,935
930,062		Eastern Bankshares, Inc.	16,973,632
48,387		Employers Holdings, Inc.	2,009,028
62,276		Financial Institutions, Inc.	1,833,405
184,192		First Bancorp, Inc.	7,367,680
145,788		First Foundation, Inc.	3,436,223
142,917		Granite Point Mortgage Trust, Inc.	2,016,559
277,245		Great Western Bancorp, Inc.	8,539,146
136,994	[1]	Green Dot Corp.	6,311,314
46,590		Heartland Financial USA, Inc.	2,125,436
146,181		HomeStreet, Inc.	5,512,486
115,974		Horace Mann Educators Corp.	4,616,925
20,085		Houlihan Lokey, Inc.	1,789,574
38,484		Independent Bank Corp.- Michigan	809,319
453,070		Investors Bancorp, Inc.	6,261,427
130,465		KKR Real Estate Finance Trust, Inc.	2,780,209
7,227		Merchants Bancorp, Inc.	264,797
151,317		Moelis & Co.	8,965,532
233,740		Navient Corp.	4,775,308
3,322	[1]	Nicolet Bankshares, Inc.	240,480
42,829		Peapack-Gladstone Financial Corp.	1,379,522
26,019		PJT Partners, Inc.	2,033,905
17,855		Preferred Bank Los Angeles, CA	1,053,088
277,040		ProAssurance Corp.	5,618,371
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS— continued
		Financials— continued
146,879		QCR Holdings, Inc.	$7,210,290
18,225		Sculptor Capital Management, Inc.	423,185
17,521		Selective Insurance Group, Inc.	1,425,333
82,015		StepStone Group, Inc.	3,732,503
41,900		TriCo Bancshares	1,652,117
97,179	[1]	Triumph Bancorp, Inc.	7,449,742
95,899		Veritex Holdings, Inc.	3,217,411
141,145		Waterstone Financial, Inc.	2,784,791
134,084		Western New England Bancorp, Inc.	1,134,351
171,039	[2]	WisdomTree Investments, Inc.	1,057,021
		TOTAL	157,605,790
		Health Care— 19.3%
96,400	[1,2]	Acorda Therapeutics, Inc.	361,500
66,205	[4]	Adeptus Health, Inc.	0
859,140	[1]	Akebia Therapeutics, Inc.	2,122,076
27,440	[1]	Alector, Inc.	659,520
54,675	[1]	Alkermes, Inc.	1,414,442
96,407	[1]	Amphastar Pharmaceuticals, Inc.	2,019,727
118,462	[1]	ANI Pharmaceuticals, Inc.	4,019,416
112,921	[1]	Antigenics, Inc.	584,931
96,713	[1]	Apellis Pharmaceuticals, Inc.	6,188,665
12,793	[1,2]	Apollo Medical Holdings, Inc.	1,130,517
31,412	[1]	Arvinas, Inc.	3,175,753
143,707	[1,2]	Assembly Biosciences, Inc.	498,663
43,567	[1]	Avid Bioservices, Inc.	1,117,494
57,188	[1]	AxoGen, Inc.	1,164,920
335,240	[1]	BioCryst Pharmaceuticals, Inc.	5,404,069
73,303	[1]	Biohaven Pharmaceutical Holding Co. Ltd.	9,236,911
13,694	[1,2]	Black Diamond Therapeutics, Inc.	130,915
13,965	[1]	Blueprint Medicines Corp.	1,227,105
370,078	[1]	Brookdale Senior Living, Inc.	2,782,987
239,793	[1]	Catalyst Pharmaceutical Partners, Inc.	1,400,391
31,534	[1,2]	Co-Diagnostics, Inc.	318,809
76,385	[1]	Collegium Pharmaceutical, Inc.	1,901,223
296,264	[1]	Community Health Systems, Inc.	3,946,236
11,206	[1,2]	Cortexyme, Inc.	633,251
123,014	[1]	Cross Country Healthcare, Inc.	2,019,890
64,753	[1]	Cutera, Inc.	3,363,918
398,791	[1]	Cytomx Therapeutics, Inc.	2,157,459
12,350	[1]	Denali Therapeutics, Inc.	630,220
148,535	[1]	Dicerna Pharmaceuticals, Inc.	5,571,548
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
48,942	[1]	Eagle Pharmaceuticals, Inc.	$2,275,803
27,778	[1]	Evolent Health, Inc.	637,227
73,279	[1]	Evolus, Inc.	792,879
51,830	[1]	Frequency Therapeutics, Inc.	431,744
129,377	[1]	GlycoMimetics, Inc.	261,342
34,812	[1]	Harpoon Therapeutics, Inc.	340,809
30,317	[1]	Health Catalyst, Inc.	1,760,205
159,074	[1]	Homology Medicines, Inc.	1,011,711
56,036	[1]	Hookipa Pharma, Inc.	433,158
52,241	[1]	IDEAYA Biosciences, Inc.	1,279,904
46,507	[1]	Inogen, Inc.	3,709,863
302,402	[1]	Inovalon Holdings, Inc.	11,454,988
35,062	[1]	Intellia Therapeutics, Inc.	4,973,545
29,091	[1]	iRhythm Technologies, Inc.	1,487,132
148,250	[1]	Ironwood Pharmaceuticals, Inc.	1,967,277
47,293	[1]	Krystal Biotech, Inc.	2,763,803
26,428		LeMaitre Vascular, Inc.	1,439,269
25,678	[1]	Ligand Pharmaceuticals, Inc., Class B	2,914,710
106,404	[1]	Magenta Therapeutics, Inc.	757,596
6,212	[1]	Morphic Holding, Inc.	357,935
122,230	[1]	NextCure, Inc.	847,054
76,682	[1]	OptimizeRX Corp.	4,238,214
11,367	[1]	Oramed Pharmaceuticals, Inc.	161,298
71,404	[1]	Organogenesis Holdings, Inc.	1,095,337
121,082	[1]	Ortho Clinical Diagnostics Holdings PLC	2,720,713
20,181	[1]	Orthofix Medical, Inc.	801,993
29,143		Owens & Minor, Inc.	1,347,864
49,708	[1]	Pacira BioSciences, Inc.	2,930,287
15,215		Patterson Cos., Inc.	473,643
108,603	[1]	Prestige Consumer Healthcare, Inc.	5,707,088
185,943	[1]	Progyny, Inc.	10,355,166
131,178	[1]	Protagonist Therapeutics, Inc.	6,484,128
40,514	[1]	Prothena Corp. PLC	2,029,751
113,734	[1]	Puma Biotechnology, Inc.	855,280
168,132		Select Medical Holdings Corp.	6,632,807
154,374	[1]	Selecta Biosciences, Inc.	534,134
190,894	[1,2]	Sesen Bio, Inc.	712,035
77,807	[1]	Shockwave Medical, Inc.	14,160,874
114,298	[1]	SI-BONE, Inc.	3,467,801
91,581	[1]	Surgery Partners, Inc.	4,996,659
99,608	[1]	The Joint Corp.	7,868,036
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
140,894	[1]	Translate Bio, Inc.	$3,894,310
266,334	[1]	Vanda Pharmaceuticals, Inc.	4,343,908
23,382	[1]	Varex Imaging Corp.	638,329
9,000	[1]	Vericel Corp.	476,460
106,988	[1]	Vocera Communications, Inc.	4,489,216
303,474	[1]	Voyager Therapeutics, Inc.	955,943
33,049	[1]	Xencor, Inc.	1,017,248
		TOTAL	200,469,032
		Industrials— 13.9%
64,543		Advanced Drainage System, Inc.	7,880,055
9,737	[1]	Allegiant Travel Co.	1,851,198
26,251		ArcBest Corp.	1,551,697
226,806	[1]	Astronics Corp.	3,873,846
129,392	[1]	Atkore, Inc.	9,718,633
76,684	[1]	Atlas Air Worldwide Holdings, Inc.	5,135,527
42,533	[1]	Avis Budget Group, Inc.	3,520,456
157,957	[1]	Beacon Roofing Supply, Inc.	8,447,540
147,371		Boise Cascade Co.	7,538,027
204,738	[1]	CECO Environmental Corp.	1,441,356
25,868	[1]	Cimpress PLC	2,645,003
340,414		Costamare, Inc.	3,690,088
164,541	[1]	Echo Global Logistics, Inc.	5,089,253
20,641		EnPro Industries, Inc.	1,922,090
102,939	[1]	Franklin Covey Co.	3,766,538
341,727	[1]	GMS, Inc.	16,789,048
36,625		Heidrick & Struggles International, Inc.	1,564,254
43,122	[1]	Herc Holdings, Inc.	5,348,853
246,238		Hillenbrand, Inc.	11,154,581
74,619		Hurco Co., Inc.	2,532,569
246,857	[1]	Mistras Group, Inc.	2,591,999
252,200	[1]	MRC Global, Inc.	2,312,674
82,537	[1]	MYR Group, Inc.	7,893,013
197,808	[1]	Now, Inc.	1,952,365
42,674		Powell Industries, Inc.	1,241,387
171,526	[1]	Resideo Technologies, Inc.	5,060,017
10,425		Tennant Co.	824,826
38,402		Terex Corp.	1,840,224
191,908	[1]	Titan Machinery, Inc.	5,475,135
82,554	[1]	TriNet Group, Inc.	6,850,331
43,391	[1]	Veritiv Corp.	2,659,000
		TOTAL	144,161,583
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS— continued
		Information Technology— 14.7%
61,608	[1]	Altair Engineering, Inc.	$4,297,774
56,468	[1]	Ambarella, Inc.	5,561,533
110,080	[1]	Asana, Inc.	7,822,285
135,621	[1]	Avaya Holdings Corp.	3,284,741
72,995	[1]	Axcelis Technologies, Inc.	2,813,957
43,417	[1]	Blackbaud, Inc.	3,096,935
14,975	[1]	Box, Inc.	358,202
136,016	[1]	Brightcove, Inc.	1,560,104
78,384	[1]	Cambium Networks Corp.	3,452,815
277,002	[1]	Commvault Systems, Inc.	20,938,581
413,634	[1]	Conduent, Inc.	2,775,484
82,994	[1]	Domo, Inc.	7,330,860
36,141		Evertec, Inc.	1,579,362
106,772	[1]	Evo Payments, Inc.	3,117,742
45,274	[1]	Exlservice Holding, Inc.	5,125,922
224,349	[1]	Extreme Networks, Inc.	2,470,083
219,926	[1]	Grid Dynamics Holdings, Inc.	4,629,442
14,660	[1]	Ichor Holdings Ltd.	756,016
140,773	[1]	MA-COM Technology Solutions Holdings, Inc.	8,688,510
80,195	[1]	Mimecast Ltd.	4,454,832
13,244	[1]	Netgear, Inc.	453,607
16,504	[1]	OSI Systems, Inc.	1,651,225
37,047	[1]	Rapid7, Inc.	4,214,096
31,465	[1]	Rimini Street, Inc.	273,431
18,444	[1]	Sanmina Corp.	708,618
136,248	[1]	Secureworks Corp.	2,733,135
70,348	[1]	SMART Global Holdings, Inc.	3,295,100
98,549	[1]	Sprout Social, Inc.	8,755,093
77,987	[1]	SPS Commerce, Inc.	8,496,684
166,525	[1]	Synchronoss Technologies, Inc.	472,931
318,578	[1]	TTM Technologies, Inc.	4,456,906
44,059	[1]	Turtle Beach Corp.	1,361,423
17,115	[1]	Ultra Clean Holdings, Inc.	924,381
104,123	[1]	Workiva, Inc.	13,512,042
403,819	[1]	Zuora, Inc.	6,982,031
		TOTAL	152,405,883
		Materials— 3.4%
284,505	[1]	Alcoa Corp.	11,422,876
28,442	[1]	Clearwater Paper Corp.	838,755
60,586		Commercial Metals Corp.	1,987,221
67,665	[1]	Koppers Holdings, Inc.	2,077,992
Annual Shareholder Report
13

Shares			Value
		COMMON STOCKS— continued
		Materials— continued
89,378		Myers Industries, Inc.	$1,893,026
154,866	[1]	O-I Glass, Inc.	2,290,468
235,025	[1]	Ranpak Holdings Corp.	6,021,340
53,805	[1]	Ryerson Holding Corp.	846,353
178,898		SunCoke Energy, Inc.	1,382,881
120,166		Trinseo SA	6,532,224
		TOTAL	35,293,136
		Real Estate— 8.2%
56,883		CareTrust REIT, Inc.	1,372,018
303,692	[1,2]	DigitalBridge Group, Inc.	2,113,696
41,341		Gladstone Land Corp.	964,072
489,041		Independence Realty Trust	9,428,710
68,529		Macerich Co. (The)	1,117,023
92,295	[1]	Marcus & Millichap Co., Inc.	3,672,418
436,329		National Storage Affiliates Trust	23,635,942
184,509		Newmark Group, Inc.	2,376,476
27,485		NexPoint Residential Trust, Inc.	1,620,241
308,661		Plymouth Industrial REIT, Inc.	7,123,896
113,412		PotlatchDeltic Corp.	5,890,619
33,279	[1]	Realogy Hldgs. Corp.	589,704
240,253		RMR Group, Inc./The	9,427,528
38,184		STAG Industrial, Inc.	1,577,763
27,072		Terreno Realty Corp.	1,850,642
1,101,665		Uniti Group, Inc.	12,900,497
		TOTAL	85,661,245
		Utilities— 1.3%
7,773		Chesapeake Utilities Corp.	968,438
139,064		Clearway Energy, Inc.	3,747,775
52,824		Consolidated Water Co.	669,808
157,403		Portland General Electric Co.	7,697,007
		TOTAL	13,083,028
		TOTAL COMMON STOCKS (IDENTIFIED COST $836,989,402)	1,019,629,018
		INVESTMENT COMPANIES— 2.3%
4,285,672		Federated Hermes Government Obligations Fund, Premier Shares, 0.01%[5]	4,285,672
Annual Shareholder Report
14

Shares		Value
	INVESTMENT COMPANIES— continued
19,578,581	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.02%[5]	$19,586,412
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $23,869,213)	23,872,084
	TOTAL INVESTMENT IN SECURITIES—100.5% (IDENTIFIED COST $860,858,615)[6]	1,043,501,102
	OTHER ASSETS AND LIABILITIES - NET—(0.5)%[7]	(4,914,438)
	TOTAL NET ASSETS—100%	$1,038,586,664
Annual Shareholder Report
15

An affiliated company is a company in which the Fund, alone or in combination with other affiliated funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2021, were as follows:
Affiliated	Value as of 7/31/2020	Purchases at Cost*	Proceeds from Sales*
Consumer Discretionary:
Lovesac Co./The**	$—	$3,785,391	$(4,017,970)
Wingstop, Inc.	$16,774,688	$4,299,053	$(14,680,260)
Financials:
StepStone Group, Inc.	$—	$2,651,683	$—
Health Care:
Acorda Therapeutics, Inc.**	$394,351	$—	$(31,511)
Alector, Inc.	$—	$993,686	$—
Amphastar Pharmaceuticals, Inc.	$1,702,621	$229,700	$—
IDEAYA Biosciences, Inc.	$—	2,877,611	(1,379,427)
Frequency Therapeutics, Inc.	$—	$3,337,856	$(2,144,852)
Translate Bio, Inc.	$—	$8,219,001	$(2,922,073)
Information Technology:
Domo, Inc.	$2,670,618	$7,272,873	$(5,565,646)
Grid Dynamics Holdings, Inc.	$—	$3,491,039	$—
Affiliated issuers no longer in the portfolio at period end	$6,775,889	$2,795,466	$(12,994,433)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$28,318,167	$39,953,359	$(43,736,172)
Annual Shareholder Report
16

Change in Unrealized Appreciation/ Depreciation*	Net Realized Gain/ (Loss)*	Value as of 7/31/2021	Shares Held as of 7/31/2021	Dividend Income*

$40,012	$506,022	$313,455	5,164	$—
$(8,175,999)	$6,211,395	$4,428,877	25,853	$ 145,130

$1,080,820	$—	$3,732,503	82,015	$10,860

$709,535	$(710,875)	$361,500	96,400	$—
$(334,166)	$—	$659,520	27,440	$—
$87,406	$—	$2,019,727	96,407	$—
$114,418	$(332,698)	$1,279,904	52,241	$—
$17,207	$(778,467)	$431,744	51,830	$—
$(145,523)	$(1,257,095)	$3,894,310	140,894	$—

$639,651	$2,313,364	$7,330,860	82,994	$—
$1,138,403	$—	$4,629,442	219,926	$—
$(492,048)	$3,915,126	$—	—	$—
$(5,320,284)	$9,866,772	$29,081,842	881,164	$155,990

*	A portion of the amount shown may have been recorded when the Fund did not have ownership of at least 5% of the voting shares.
**	At July 31, 2021, the Fund no longer has ownership of at least 5% of the voting shares.
Annual Shareholder Report
17

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2021, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 7/31/2020	$31,624,077	$44,520,839	$76,144,916
Purchases at Cost	$170,787,043	$326,501,832	$497,288,875
Proceeds from Sales	$(198,125,448)	$(351,434,267)	$(549,559,715)
Change in Unrealized Appreciation/ Depreciation	N/A	$693	$693
Net Realized Gain/(Loss)	N/A	$(2,685)	$(2,685)
Value as of 7/31/2021	$4,285,672	$19,586,412	$23,872,084
Shares Held as of 7/31/2021	4,285,672	19,578,581	23,864,253
Dividend Income	$8,348	$28,918	$37,266

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or
(b) is subject to a contractual restriction on public sales. At July 31, 2021, this restricted security amounted to $5,141,615, which represented 0.5% of total net assets.

4
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).

5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $866,106,815.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2021.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
18

The following is a summary of the inputs used, as of July 31, 2021, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$970,624,072	$—	$0	$970,624,072
International	49,004,946	—	—	49,004,946
Investment Companies	23,872,084	—	—	23,872,084
TOTAL SECURITIES	$1,043,501,102	$—	$0	$1,043,501,102

The following acronym(s) are used throughout this portfolio:
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.19	$18.87	$21.19	$18.69	$15.08
Income From Investment Operations:
Net investment income (loss)[1]	(0.01)	0.04	0.01	(0.01)	(0.02)
Net realized and unrealized gain (loss)	9.35	(1.68)	(1.70)	3.38	3.78
Total From Investment Operations	9.34	(1.64)	(1.69)	3.37	3.76
Less Distributions:
Distributions from net investment income	(0.05)	(0.04)	—	—	—
Distributions from net realized gain	—	—	(0.63)	(0.87)	(0.15)
Total Distributions	(0.05)	(0.04)	(0.63)	(0.87)	(0.15)
Net Asset Value, End of Period	$26.48	$17.19	$18.87	$21.19	$18.69
Total Return[2]	54.38%	(8.71)%	(7.69)%	18.49%	24.97%
Ratios to Average Net Assets:
Net expenses[3]	1.13%	1.13%	1.13%	1.14%	1.14%
Net investment income (loss)	(0.03)%	0.24%	0.07%	(0.06)%	(0.13)%
Expense waiver/reimbursement[4]	0.29%	0.31%	0.22%	0.37%	0.55%
Supplemental Data:
Net assets, end of period (000 omitted)	$101,026	$78,347	$68,546	$74,396	$37,031
Portfolio turnover	150%	223%	121%	88%	91%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.03	$16.58	$18.84	$16.83	$13.70
Income From Investment Operations:
Net investment income (loss)[1]	(0.15)	(0.08)	(0.12)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	8.14	(1.47)	(1.51)	3.02	3.42
Total From Investment Operations	7.99	(1.55)	(1.63)	2.88	3.28
Less Distributions:
Distributions from net realized gain	—	—	(0.63)	(0.87)	(0.15)
Net Asset Value, End of Period	$23.02	$15.03	$16.58	$18.84	$16.83
Total Return[2]	53.16%	(9.35)%	(8.35)%	17.60%	23.98%
Ratios to Average Net Assets:
Net expenses[3]	1.88%	1.88%	1.88%	1.89%	1.89%
Net investment income (loss)	(0.78)%	(0.51)%	(0.69)%	(0.81)%	(0.89)%
Expense waiver/reimbursement[4]	0.18%	0.23%	0.28%	0.38%	0.57%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,567	$22,720	$28,411	$30,072	$15,223
Portfolio turnover	150%	223%	121%	88%	91%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.87	$19.59	$21.94	$19.30	$15.54
Income From Investment Operations:
Net investment income (loss)[1]	0.05	0.09	0.06	0.03	0.02
Net realized and unrealized gain (loss)	9.71	(1.74)	(1.76)	3.50	3.90
Total From Investment Operations	9.76	(1.65)	(1.70)	3.53	3.92
Less Distributions:
Distributions from net investment income	(0.10)	(0.07)	(0.02)	(0.02)	—
Distributions from net realized gain	—	—	(0.63)	(0.87)	(0.16)
Total Distributions	(0.10)	(0.07)	(0.65)	(0.89)	(0.16)
Net Asset Value, End of Period	$27.53	$17.87	$19.59	$21.94	$19.30
Total Return[2]	54.73%	(8.45)%	(7.45)%	18.78%	25.24%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.88%	0.89%	0.89%
Net investment income	0.21%	0.49%	0.31%	0.13%	0.10%
Expense waiver/reimbursement[4]	0.15%	0.18%	0.22%	0.34%	0.53%
Supplemental Data:
Net assets, end of period (000 omitted)	$843,803	$574,041	$842,221	$708,805	$179,219
Portfolio turnover	150%	223%	121%	88%	91%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.87	$19.59	$21.94	$19.30	$15.54
Income From Investment Operations:
Net investment income (loss)[1]	0.06	0.09	0.06	0.02	0.01
Net realized and unrealized gain (loss)	9.71	(1.74)	(1.76)	3.51	3.91
Total From Investment Operations	9.77	(1.65)	(1.70)	3.53	3.92
Less Distributions:
Distributions from net investment income	(0.10)	(0.07)	(0.02)	(0.02)	—
Distributions from net realized gain	—	—	(0.63)	(0.87)	(0.16)
Total Distributions	(0.10)	(0.07)	(0.65)	(0.89)	(0.16)
Net Asset Value, End of Period	$27.54	$17.87	$19.59	$21.94	$19.30
Total Return[2]	54.79%	(8.44)%	(7.45)%	18.78%	25.24%
Ratios to Average Net Assets:
Net expenses[3]	0.87%	0.87%	0.87%	0.88%	0.88%
Net investment income	0.24%	0.49%	0.32%	0.08%	0.04%
Expense waiver/reimbursement[4]	0.08%	0.08%	0.12%	0.26%	0.41%
Supplemental Data:
Net assets, end of period (000 omitted)	$64,191	$47,631	$33,753	$13,374	$1,017
Portfolio turnover	150%	223%	121%	88%	91%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Assets and Liabilities
July 31, 2021

Assets:
Investment in securities, at value including $4,027,250 of securities loaned and $23,872,084 of investment in affiliated holdings and $29,081,842 of investment in affiliated companies* (identified cost $860,858,615)	$1,043,501,102
Income receivable	282,911
Income receivable from affiliated holdings	747
Receivable for investments sold	4,608,681
Receivable for shares sold	659,926
Total Assets	1,049,053,367
Liabilities:
Payable for investments purchased	4,885,658
Payable for shares redeemed	916,949
Payable for collateral due to broker for securities lending (Note 2)	4,305,673
Payable for investment adviser fee (Note 5)	42,568
Payable for administrative fee (Note 5)	4,472
Payable for distribution services fee (Note 5)	18,711
Payable for other service fees (Notes 2 and 5)	51,613
Accrued expenses (Note 5)	241,059
Total Liabilities	10,466,703
Net assets for 38,086,250 shares outstanding	$1,038,586,664
Net Assets Consist of:
Paid-in capital	$754,483,083
Total distributable earnings (loss)	284,103,581
Total Net Assets	$1,038,586,664
Annual Shareholder Report
24

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($101,025,749 ÷ 3,815,129 shares outstanding), no par value, unlimited shares authorized	$26.48
Offering price per share (100/94.50 of $26.48)	$28.02
Redemption proceeds per share	$26.48
Class C Shares:
Net asset value per share ($29,566,891 ÷ 1,284,437 shares outstanding), no par value, unlimited shares authorized	$23.02
Offering price per share	$23.02
Redemption proceeds per share (99.00/100 of $23.02)	$22.79
Institutional Shares:
Net asset value per share ($843,803,421 ÷ 30,655,466 shares outstanding), no par value, unlimited shares authorized	$27.53
Offering price per share	$27.53
Redemption proceeds per share	$27.53
Class R6 Shares:
Net asset value per share ($64,190,603 ÷ 2,331,218 shares outstanding), no par value, unlimited shares authorized	$27.54
Offering price per share	$27.54
Redemption proceeds per share	$27.54

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Statement of Operations
Year Ended July 31, 2021

Investment Income:
Dividends (including $167,002 received from affiliated companies and holdings* and net of foreign taxes withheld of $12,763)	$9,188,742
Net income on securities loaned (includes $26,254 earned from affiliated holdings* related to cash collateral balances) (Note 2)	329,189
TOTAL INCOME	9,517,931
Expenses:
Investment adviser fee (Note 5)	6,956,258
Administrative fee (Note 5)	682,755
Custodian fees	94,184
Transfer agent fees (Note 2)	983,631
Directors’/Trustees’ fees (Note 5)	5,266
Auditing fees	31,900
Legal fees	11,957
Portfolio accounting fees	154,957
Distribution services fee (Note 5)	193,493
Other service fees (Notes 2 and 5)	292,392
Share registration costs	100,263
Printing and postage	63,855
Miscellaneous (Note 5)	40,759
TOTAL EXPENSES	9,611,670
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(654,804)
Reimbursement of other operating expenses (Notes 2 and 5)	(778,817)
TOTAL WAIVER AND REIMBURSEMENTS	(1,433,621)
Net expenses	8,178,049
Net investment income	1,339,882
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized gain of $9,864,087 on sales of investments in affiliated companies and holdings*)	219,512,886
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(5,319,591) of investments in affiliated companies and holdings*)	129,381,772
Net realized and unrealized gain (loss) on investments	348,894,658
Change in net assets resulting from operations	$350,234,540

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
26

Statement of Changes in Net Assets

Year Ended July 31	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,339,882	$3,688,491
Net realized gain (loss)	219,512,886	(93,227,069)
Net change in unrealized appreciation/depreciation	129,381,772	(25,083,286)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	350,234,540	(114,621,864)
Distributions to Shareholders:
Class A Shares	(196,391)	(241,559)
Institutional Shares	(2,867,383)	(3,139,873)
Class R6 Shares	(226,555)	(217,595)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,290,329)	(3,599,027)
Share Transactions:
Proceeds from sale of shares	309,924,317	332,219,364
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	—	244,171,911
Net asset value of shares issued to shareholders in payment of distributions declared	2,877,418	3,176,105
Cost of shares redeemed	(343,897,658)	(711,539,671)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(31,095,923)	(131,972,291)
Change in net assets	315,848,288	(250,193,182)
Net Assets:
Beginning of period	722,738,376	972,931,558
End of period	$1,038,586,664	$722,738,376
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
27

Notes to Financial Statements
July 31, 2021
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Small Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
On November 15, 2019, the Fund acquired all of the net assets of PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, and PNC Small Cap Fund (each an “Acquired Fund” or collectively, the “Acquired Funds”), each an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by each Acquired Funds’ shareholders on November 5, 2019. The purpose of the transaction was to combine portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund Share Class exchanged, a shareholder received the following shares of the Fund:
PNC Fund	Share Class Exchanged	Fund Shares Received
Multi-Factor Small Cap Core Fund	A	1.172 Class A Shares
	C	1.333 Class C Shares
	I	1.137 Institutional Shares
	R6	1.135 Institutional Shares
Multi-Factor Small Cap Value Fund	A	1.042 Class A Shares
	C	1.039 Class C Shares
	I	1.102 Institutional Shares
Small Cap Fund	A	0.494 Class A Shares
	C	0.391 Class C Shares
	I	0.529 Institutional Shares
Annual Shareholder Report
28

The Fund received net assets from the Acquired Funds as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Funds’ Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
12,798,626	$244,171,911	$71,610,835	$881,235,561	$1,125,407,472

1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
Assuming the acquisition had been completed on August 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2020, were as follows:
Net investment income	$4,044,354
Net realized and unrealized loss on investments	(123,022,814)
Net decrease in net assets resulting from operations	$(118,978,460)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of earnings of the Acquired Funds that has been included in the Fund’s Statement of Changes in Net Assets as of July 31, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is
Annual Shareholder Report
29

normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”), and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
30

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,433,621 is disclosed in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended July 31, 2021, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$225,159	$(201,687)
Class C Shares	33,988	(25,962)
Institutional Shares	716,754	(551,168)
Class R6 Shares	7,730	—
TOTAL	$983,631	$(778,817)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2021, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$229,756
Class C Shares	62,636
TOTAL	$292,392
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Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As
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indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2021, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$4,027,250	$4,305,673
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	842,707	$20,026,192	1,048,052	$17,685,551
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	—	—	3,213,962	59,940,394
Shares issued to shareholders in payment of distributions declared	7,630	172,214	11,235	216,722
Shares redeemed	(1,591,861)	(35,663,870)	(3,349,156)	(57,418,270)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(741,524)	$(15,465,464)	924,093	$20,424,397
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	205,908	$4,350,950	212,811	$3,235,458
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	—	—	474,115	7,751,772
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(433,456)	(7,859,418)	(888,543)	(13,324,178)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(227,548)	$(3,508,468)	(201,617)	$(2,336,948)
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	Year Ended 7/31/2021		Year Ended 7/31/2020
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	10,605,368	$264,872,807	16,340,991	$281,920,986
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	—	—	8,269,174	160,173,907
Shares issued to shareholders in payment of distributions declared	107,874	2,526,411	140,423	2,809,864
Shares redeemed	(12,187,496)	(273,756,445)	(35,614,006)	(613,866,572)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,474,254)	$(6,357,227)	(10,863,418)	$(168,961,815)
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	851,601	$20,674,368	1,624,311	$29,377,369
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	—	—	841,375	16,305,838
Shares issued to shareholders in payment of distributions declared	7,631	178,793	7,469	149,519
Shares redeemed	(1,193,084)	(26,617,925)	(1,530,700)	(26,930,651)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(333,852)	$(5,764,764)	942,455	$18,902,075
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,777,178)	$(31,095,923)	(9,198,487)	$(131,972,291)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences result from a Fair Fund settlement.
For the year ended July 31, 2021, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(46)	$46
Net assets were not affected by this reclassification.
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The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2021 and 2020, was as follows:
	2021	2020
Ordinary income[1]	$3,290,329	$3,599,027

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2021, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$89,481,322
Net unrealized appreciation	$177,394,287
Undistributed long-term capital gains	$17,949,612
Capital loss carryforwards and deferrals	$(721,640)

2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales and return of capital adjustments.
At July 31, 2021, the cost of investments for federal tax purposes was $866,106,815. The net unrealized appreciation of investments for federal tax purposes was $177,394,287. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $199,647,025 and net unrealized depreciation from investments for those securities having an excess of cost over value of $22,252,738.
As of July 31, 2021, the Fund had a capital loss carryforward of $721,640 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$721,640	$—	$721,640
The Fund used capital loss carryforwards of $86,408,837 to offset capital gains realized during the year ended July 31, 2021.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2021, the Adviser voluntarily waived $630,320 of its fee and voluntarily reimbursed $778,817 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2021, the Adviser reimbursed $24,484.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$193,493
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2021, FSC retained $23,252 of fees paid by the Fund. For the year ended July 31, 2021, Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2021, FSC retained $5,962 in sales charges from the sale of Class A Shares. FSC also retained $6,217 of CDSC relating to redemptions of Class A Shares and $1,333 relating to redemptions of Class C Shares, respectively.
Other Service Fees
For the year ended July 31, 2021, FSSC received $3,116 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2021, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.98%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2022; or (b) the date of the Fund’s next effective Prospectus. Prior to October 1, 2021, the Fee Limit for the Class C Shares was 1.88%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the
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Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2021, were as follows:
Purchases	$1,269,474,102
Sales	$1,315,177,342
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 23, 2021. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2021, the Fund had no outstanding loans. During the year ended July 31, 2021, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2021, there were no outstanding loans. During the year ended July 31, 2021, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that
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may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. Subsequent Event
On September 10, 2021, the shareholders of Hancock Horizon Burkenroad Small Cap Fund and Hancock Horizon Microcap Fund, each a series of The Advisors’ Inner Circle Fund II, approved the reorganization of each fund into the Fund. Each reorganization is expected to occur during the third quarter of 2021.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2021, 83.12% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2021, 83.03% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Small Cap Core Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Small Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 23, 2021
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021 to July 31, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2021	Ending Account Value 7/31/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,155.30	$6.04
Class C Shares	$1,000	$1,151.00	$10.03
Institutional Shares	$1,000	$1,157.20	$4.71
Class R6 Shares	$1,000	$1,157.10	$4.65
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.19	$5.66
Class C Shares	$1,000	$1,015.47	$9.39
Institutional Shares	$1,000	$1,020.43	$4.41
Class R6 Shares	$1,000	$1,020.48	$4.36

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.88%
Institutional Shares	0.88%
Class R6 Shares	0.87%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; and Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2021
Federated Hermes MDT Small Cap Core Fund (the “Fund”)
At its meetings in May 2021 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional
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matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”), which include a comprehensive array of funds with different investment objectives, policies and strategies, and the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the
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fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with a fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds.
In addition to considering the above-referenced factors, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection
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with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by the Adviser and its affiliates. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade execution capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
The Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account the Adviser’s communications with the Board in light of the market volatility amidst the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
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The Board received and evaluated information regarding the Adviser’s regulatory and compliance environment. The Board considered the Adviser’s compliance program, compliance history, and reports from the CCO about the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and, in particular, the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered discussions with Federated Hermes regarding the implementation of its business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
Based on these considerations, the Board concluded that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant investment categories and the Fund’s benchmark index, portfolio attribution information and commentary on the effect of current and recent market conditions.
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The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2020, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the five-year period and underperformed its benchmark index for the one-year and three-year periods.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its deliberations. The Board focused on comparisons with other similar mutual funds more heavily
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than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other mutual funds’ fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients (such as institutional separate accounts) and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
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Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so (or continue to do so) in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that cost allocations on a fund-by-fund basis may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
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The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management (including market data on which portfolio managers make investment decisions), trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fees as a fund attains a certain size.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Small Cap Core Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program with respect to the Fund (the “Administrator”). Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program with respect to each Federated Hermes Fund that is managed by such advisory subsidiary (collectively, the “Administrator”). The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2021, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2020 through March 31, 2021 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where
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applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the March-April 2020 market conditions, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Small Cap Core Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R817
CUSIP 31421R791
CUSIP 31421R783
CUSIP 31421R627
37328 (9/21)
© 2021 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2021

Share Class | Ticker	A | QASGX	C | QCSGX
	Institutional | QISGX	R6 | QLSGX

Federated Hermes MDT Small Cap Growth Fund
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2020 through July 31, 2021. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Small Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2021, was 42.03% for Class A Shares, 40.93% for Class C Shares, 42.40% for Institutional Shares and 42.38% for Class R6 Shares. The total return for the Russell 2000® Growth Index (R2000G),1 the Fund’s broad-based securities market index, was 41.00% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),2 a peer group average for the Fund, was 45.68% during the same period. The Fund’s and MSGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R2000G during the period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the R2000G.
MARKET OVERVIEW
The reporting period was marked by the gradual but continuing recovery of the economy from the pandemic. The market has been less volatile than during the prior reporting period, and the market preferences for style in these 12 months have reversed some of the large differentials of the prior period. During the previous 12-month reporting period, the growth style led the value style by almost 35% (the Russell 3000® Growth Index (R3000G)3 returned 28.24% while the Russell 3000® Value Index (R3000V)4 returned -6.67%). During this reporting period, the value style led the growth style by a much more moderate amount of just under 4% (R3000V returned 40.72% and R3000G returned 36.83%). Similarly, in the capitalization ranges, the small cap stocks5 in the Russell 2000® Index6 led the mega-cap stocks in the Russell Top 200® Index7 by 15.53% this period rather than trailing by 20.43% for the prior period. The market still reacted quickly to new economic data, but now there was far less uncertainty about the future than there was at the end of the prior reporting period.
The best performing sectors in the R2000G during the reporting period were Energy (85.28%), Industrials (56.10%) and Information Technology (42.82%). Underperforming sectors during the same period included Health Care (30.79%), Utilities (32.57%) and Financials (37.62%).
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STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. The primary driver of outperformance during the reporting period was strong stock selection among stocks with flat or improving earnings to price ratios and neutral to high analyst conviction. An overweight position in and poor stock selection among young companies with strong technical factors detracted the most from performance. The Fund’s sector exposures continued to remain close to R2000G weights at the end of the fiscal year, except for a small overweight position in the Consumer Discretionary sector and a small underweight position in the Industrials sector. Strong stock selection in the Health Care, Industrials and Information Technology sectors contributed the most to Fund outperformance. Unfavorable stock selection in the Real Estate, Financials and Consumer Discretionary sectors provided a partial offset.
Individual stocks enhancing the Fund’s performance included Intellia Therapeutics, Inc., Immunomedics, Inc. and Shockwave Medical, Inc.
Individual stocks detracting from the Fund’s performance included QTS Realty Trust, Inc. (Class A), Qualys, Inc. and Wingstop, Inc.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000G.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group average.
3
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
4
The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
5
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
6
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
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7
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the capitalization of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Small Cap Growth Fund from July 31, 2011 to July 31, 2021, compared to the Russell 2000 Growth® Index (R2000G)2 and the Morningstar Small Growth Funds Average (MSGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2021
■ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2021
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	34.22%	15.78%	13.66%
Class C Shares	39.93%	16.22%	13.62%
Institutional Shares	42.40%	17.39%	14.59%
Class R6 Shares[4]	42.38%	17.40%	14.50%
R2000G	41.00%	16.40%	13.56%
MSGFA	45.68%	19.18%	14.30%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R2000G and MSGFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R2000G measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Class R6 Shares commenced operations on June 29, 2016. It is anticipated that this class will have the lowest net expenses of all outstanding share classes. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund’s Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
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Portfolio of Investments Summary Table (unaudited)
At July 31, 2021, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	27.8%
Information Technology	22.4%
Consumer Discretionary	17.4%
Industrials	11.9%
Financials	5.8%
Real Estate	4.0%
Consumer Staples	3.3%
Communication Services	2.7%
Materials	1.6%
Energy	1.5%
Securities Lending Collateral[2]	0.7%
Cash Equivalents[3]	1.9%
Other Assets and Liabilities—Net[4]	(1.0)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
July 31, 2021
Shares			Value
		COMMON STOCKS— 98.4%
		Communication Services— 2.7%
84,727	[1]	AMC Networks, Inc.	$4,239,739
253,949	[1]	Cars.com, Inc.	3,067,704
2,042	[1]	Chicken Soup For The Soul Entertainment, Inc.	73,267
50,567		Cogent Communications Holdings, Inc.	3,924,505
12,468	[1]	EverQuote, Inc.	376,284
332,755	[1]	Yelp, Inc.	12,445,037
		TOTAL	24,126,536
		Consumer Discretionary— 17.4%
107,920	[1]	Abercrombie & Fitch Co., Class A	4,080,455
135,086	[1]	Academy Sports and Outdoors, Inc.	5,004,936
9,319		American Eagle Outfitters, Inc.	321,226
25,214		American Outdoor Brands Corp.	591,268
62,455		Big Lots, Inc.	3,598,033
111,453	[1]	Bloomin Brands, Inc.	2,800,814
63,513	[1]	Boot Barn Holdings, Inc.	5,488,793
5,744	[1]	Brinker International, Inc.	312,129
153,672		Camping World Holdings, Inc.	6,048,530
107,478	[1]	CROCs, Inc.	14,596,587
194,247	[1]	Everi Holdings, Inc.	4,407,464
18,965	[1]	Fox Factory Holding Corp.	3,063,606
24,922	[1]	Funko, Inc.	465,044
25,025	[1]	Groupon, Inc.	910,159
109,217	[1]	Houghton Mifflin Harcourt Co.	1,236,336
78,097	[1]	International Game Technology PLC	1,464,319
55,336	[1]	iRobot Corp.	4,841,900
35,591		Jack in the Box, Inc.	3,874,436
33,030	[1,2]	Kirkland’s, Inc.	642,764
9,612		Kontoor Brands, Inc.	532,313
51,427	[1]	Lakes Gaming, Inc.	2,340,443
16,947	[1]	LGI Homes, Inc.	2,896,242
32,929	[1]	Lovesac Co./The	1,998,790
11,968	[1]	National Vision Holdings, Inc.	646,033
18,208	[1]	Neogames SA	878,536
26,552	[1]	Onewater Marine, Inc.	1,247,413
15,766		Papa Johns International, Inc.	1,799,216
239,681	[1]	Party City Holdco, Inc.	2,046,876
139,473	[1]	Perdoceo Education Corp.	1,654,150
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS— continued
		Consumer Discretionary— continued
177,104	[1]	Red Rock Resorts, Inc.	$6,977,898
89,309	[1]	Revolve Group, Inc.	6,216,799
2,299	[1]	RH	1,526,720
199,438	[1]	Sally Beauty Holdings, Inc.	3,773,367
32,401	[1]	Scientific Games Corp.	1,999,466
32,424	[1]	SeaWorld Entertainment, Inc.	1,537,222
82,230		Shutterstock, Inc.	8,921,133
12,810		Signet Jewelers Ltd.	824,195
15,189	[1]	Sleep Number Corp.	1,506,901
332,294	[1]	Sonos, Inc.	11,091,974
8,686		The Aaron’s Company, Inc.	250,765
48,220		Wingstop, Inc.	8,260,568
85,142	[1,3]	XPEL, Inc.	7,884,149
161,200	[1]	YETI Holdings, Inc.	15,528,396
		TOTAL	156,088,364
		Consumer Staples— 3.3%
142,998	[1]	Bellring Brands, Inc.	4,728,944
106,377	[1]	BJ’s Wholesale Club Holdings, Inc.	5,386,931
104,269	[1]	Central Garden & Pet Co., Class A	4,515,890
20,765		Coca-Cola Bottling Co.	8,288,350
63,944		Energizer Holdings, Inc.	2,740,000
578,441	[1]	Veru, Inc.	3,973,890
		TOTAL	29,634,005
		Energy— 1.5%
131,658	[1]	Antero Resources Corp.	1,790,549
50,592		Cactus, Inc.	1,823,336
10,533	[1]	Callon Petroleum Corp.	414,579
107,524	[1]	Centennial Resource Development, Inc.	560,200
31,803	[1]	Laredo Petroleum	1,751,073
435,941	[1]	Magnolia Oil & Gas Corp.	6,103,174
29,345		Matador Resources Co.	906,760
		TOTAL	13,349,671
		Financials— 5.8%
168,505		Artisan Partners Asset Management, Inc.	8,103,405
24,541		CNB Financial Corp.	565,916
41,164		Cowen Group, Inc.	1,645,737
48,612	[1]	Customers Bancorp, Inc.	1,760,727
120,802	[1]	Donnelley Financial Solutions, Inc.	3,891,032
533,842		Eastern Bankshares, Inc.	9,742,617
26,294		Great Western Bancorp, Inc.	809,855
127,893	[1]	Green Dot Corp.	5,892,031
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS— continued
		Financials— continued
36,685		Guaranty Bancshares, Inc.	$1,227,113
39,779		Houlihan Lokey, Inc.	3,544,309
172,321		Moelis & Co.	10,210,019
19,166		Origin Bancorp, Inc.	779,673
72,336		StepStone Group, Inc.	3,292,011
		TOTAL	51,464,445
		Health Care— 27.8%
51,904	[1,4]	Adeptus Health, Inc.	0
962,850	[1]	Akebia Therapeutics, Inc.	2,378,239
37,653	[1]	Alector, Inc.	904,990
11,008	[1]	Alkermes, Inc.	284,777
33,798	[1]	Amphastar Pharmaceuticals, Inc.	708,068
23,779	[1]	AnaptysBio, Inc.	546,441
135,073	[1]	ANI Pharmaceuticals, Inc.	4,583,027
196,022	[1]	Antigenics, Inc.	1,015,394
132,923	[1]	Apellis Pharmaceuticals, Inc.	8,505,743
13,276	[1,2]	Apollo Medical Holdings, Inc.	1,173,200
33,931	[1,2]	Aravive, Inc.	140,814
53,500	[1]	Arvinas, Inc.	5,408,850
362,368	[1]	Assembly Biosciences, Inc.	1,257,417
44,624	[1]	Atreca, Inc.	244,986
10,419	[1]	AtriCure, Inc.	879,989
89,064	[1]	Avid Bioservices, Inc.	2,284,492
55,080	[1]	AxoGen, Inc.	1,121,980
19,999	[1]	Axonics, Inc.	1,358,932
293,809	[1]	BioCryst Pharmaceuticals, Inc.	4,736,201
81,948	[1]	Biohaven Pharmaceutical Holding Co. Ltd.	10,326,267
20,561	[1]	Blueprint Medicines Corp.	1,806,695
8,224	[1,2]	Cassava Sciences, Inc.	571,815
373,362	[1]	Catalyst Pharmaceutical Partners, Inc.	2,180,434
48,932	[1,2]	Co-Diagnostics, Inc.	494,703
89,399	[1]	Collegium Pharmaceutical, Inc.	2,225,141
103,759	[1]	Community Health Systems, Inc.	1,382,070
19,619	[1,2]	Cortexyme, Inc.	1,108,670
281,779	[1]	Cross Country Healthcare, Inc.	4,626,811
77,434	[1]	Cutera, Inc.	4,022,696
478,874	[1]	Cytomx Therapeutics, Inc.	2,590,708
73,675	[1]	Denali Therapeutics, Inc.	3,759,635
223,465	[1]	Dicerna Pharmaceuticals, Inc.	8,382,172
73,633	[1]	Eagle Pharmaceuticals, Inc.	3,423,934
88,954	[1]	Endo International PLC	450,107
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
81,173	[1]	Evolent Health, Inc.	$1,862,109
70,764	[1]	Evolus, Inc.	765,666
212,114	[1]	GlycoMimetics, Inc.	428,470
91,049	[1]	Harpoon Therapeutics, Inc.	891,370
79,680	[1]	Health Catalyst, Inc.	4,626,221
195,405	[1]	Homology Medicines, Inc.	1,242,776
108,828	[1]	Hookipa Pharma, Inc.	841,240
38,229	[1]	IDEAYA Biosciences, Inc.	936,610
53,411	[1]	Inogen, Inc.	4,260,595
324,022	[1]	Inovalon Holdings, Inc.	12,273,953
68,465	[1]	Intellia Therapeutics, Inc.	9,711,760
24,797	[1]	iRhythm Technologies, Inc.	1,267,623
316,943	[1]	Ironwood Pharmaceuticals, Inc.	4,205,834
49,880	[1]	Krystal Biotech, Inc.	2,914,987
96,760	[2]	LeMaitre Vascular, Inc.	5,269,550
5,394	[1]	LHC Group, Inc.	1,160,681
32,139	[1]	Ligand Pharmaceuticals, Inc., Class B	3,648,098
3,298	[1]	Madrigal Pharmaceuticals, Inc.	287,981
84,062	[1]	Magenta Therapeutics, Inc.	598,521
101,846	[1,2]	Mannkind Corp.	417,569
45,557	[1]	MeiraGTx Holdings PLC	637,342
14,699	[1]	Merit Medical Systems, Inc.	1,030,253
15,493	[1]	Morphic Holding, Inc.	892,707
374,788	[1]	NextCure, Inc.	2,597,281
42,419	[1]	NextGen Healthcare, Inc.	688,036
1,782	[1]	Omnicell, Inc.	261,063
113,620	[1]	OptimizeRX Corp.	6,279,777
110,829	[1]	Organogenesis Holdings, Inc.	1,700,117
84,013	[1]	Ortho Clinical Diagnostics Holdings PLC	1,887,772
34,780	[1]	Orthofix Medical, Inc.	1,382,157
35,054	[1]	Pacira BioSciences, Inc.	2,066,433
75,623	[1,2]	PAVmed, Inc.	519,530
38,233	[1]	Precision Biosciences, Inc.	376,977
46,601	[1]	Prestige Consumer Healthcare, Inc.	2,448,883
212,564	[1]	Progyny, Inc.	11,837,689
118,841	[1]	Protagonist Therapeutics, Inc.	5,874,311
30,827	[1]	Prothena Corp. PLC	1,544,433
148,540	[1,2]	Puma Biotechnology, Inc.	1,117,021
28,570	[1]	Radius Health, Inc.	432,264
144,208		Select Medical Holdings Corp.	5,689,006
225,611	[1]	Selecta Biosciences, Inc.	780,614
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
95,600	[1,2]	Senseonics Holdings, Inc.	$293,492
167,404	[1,2]	Sesen Bio, Inc.	624,417
94,191	[1]	Shockwave Medical, Inc.	17,142,762
111,500	[1]	SI-BONE, Inc.	3,382,910
24,148	[1]	Staar Surgical Co.	3,089,012
34,944	[1,2]	Stoke Therapeutics, Inc.	1,000,447
80,841	[1]	Surgery Partners, Inc.	4,410,685
68,829	[1]	The Joint Corp.	5,436,803
150,306	[1]	Translate Bio, Inc.	4,154,458
207,043	[1]	Vanda Pharmaceuticals, Inc.	3,376,871
57,869	[1,2]	Verastem, Inc.	186,917
44,719	[1]	Vericel Corp.	2,367,424
144,865	[1]	Vocera Communications, Inc.	6,078,535
354,898	[1]	Voyager Therapeutics, Inc.	1,117,929
115,088	[1]	Xencor, Inc.	3,542,409
		TOTAL	248,745,749
		Industrials— 11.9%
99,651		Advanced Drainage System, Inc.	12,166,391
7,074	[1]	Allegiant Travel Co.	1,344,909
67,000		Apogee Enterprises, Inc.	2,657,890
103,228	[1]	Atkore, Inc.	7,753,455
83,470	[1]	Atlas Air Worldwide Holdings, Inc.	5,589,986
50,108	[1]	Avis Budget Group, Inc.	4,147,439
32,379	[1]	Beacon Roofing Supply, Inc.	1,731,629
3,145	[1]	BlueLinx Holdings, Inc.	135,109
173,929		Boise Cascade Co.	8,896,468
41,144	[1]	Cimpress PLC	4,206,974
163,237	[1]	Echo Global Logistics, Inc.	5,048,920
36,543	[1]	Evoqua Water Technologies Corp.	1,206,284
108,824	[1]	Franklin Covey Co.	3,981,870
99,652	[1]	GMS, Inc.	4,895,903
113,267		Heidrick & Struggles International, Inc.	4,837,634
19,715	[1]	Herc Holdings, Inc.	2,445,449
196,159	[1]	Mistras Group, Inc.	2,059,670
303,184	[1]	MRC Global, Inc.	2,780,197
58,981	[1]	MYR Group, Inc.	5,640,353
155,446	[1]	Resideo Technologies, Inc.	4,585,657
81,329		REV Group, Inc.	1,228,881
20,501		Rexnord Corp.	1,154,821
9,715	[1]	Saia, Inc.	2,195,590
28,082		Tennant Co.	2,221,848
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS— continued
		Industrials— continued
5,839		Terex Corp.	$279,805
105,253	[1]	TriNet Group, Inc.	8,733,894
24,116	[1]	Upwork, Inc.	1,248,968
82,476		Werner Enterprises, Inc.	3,769,978
		TOTAL	106,945,972
		Information Technology— 22.4%
147,863	[1]	Altair Engineering, Inc.	10,314,923
56,551	[1]	Ambarella, Inc.	5,569,708
120,650	[1]	Asana, Inc.	8,573,389
182,294	[1]	Avaya Holdings Corp.	4,415,161
142,936	[1]	Axcelis Technologies, Inc.	5,510,183
57,713	[1]	Blackbaud, Inc.	4,116,668
115,658	[1]	Box, Inc.	2,766,539
178,566	[1]	Brightcove, Inc.	2,048,152
109,589	[1]	Cambium Networks Corp.	4,827,395
150,254	[1]	ChannelAdvisor Corp.	3,499,416
84,532	[1,2]	Coda Octopus Group, Inc.	765,860
278,777	[1]	Commvault Systems, Inc.	21,072,753
139,914	[1]	Domo, Inc.	12,358,604
50,524		Evertec, Inc.	2,207,899
21,248	[1]	Evo Payments, Inc.	620,442
33,385	[1]	Exlservice Holding, Inc.	3,779,850
357,846	[1]	Extreme Networks, Inc.	3,939,884
48,385	[1]	FormFactor, Inc.	1,802,825
215,794	[1]	Grid Dynamics Holdings, Inc.	4,542,464
43,186	[1]	Ichor Holdings Ltd.	2,227,102
161,433	[1]	MA-COM Technology Solutions Holdings, Inc.	9,963,645
89,084	[1]	Mimecast Ltd.	4,948,616
24,281	[1]	OSI Systems, Inc.	2,429,314
78,678	[1]	Rapid7, Inc.	8,949,622
29,216	[1]	Rimini Street, Inc.	253,887
172,715	[1]	Secureworks Corp.	3,464,663
41,939	[1]	Semtech Corp.	2,596,443
4,143	[1]	Sitime Corp.	561,957
84,222	[1]	SMART Global Holdings, Inc.	3,944,958
119,977	[1]	Sprout Social, Inc.	10,658,757
119,992	[1]	SPS Commerce, Inc.	13,073,128
12,896		TTEC Holdings, Inc.	1,347,632
45,167	[1]	Ultra Clean Holdings, Inc.	2,439,470
163,745	[1]	Workiva, Inc.	21,249,189
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
534,113	[1]	Zuora, Inc.	$9,234,814
		TOTAL	200,075,312
		Materials— 1.6%
132,089	[1]	Koppers Holdings, Inc.	4,056,453
15,427		Louisiana-Pacific Corp.	855,273
19,079		Myers Industries, Inc.	404,093
86,100	[1,4]	Rentech, Inc.	0
103,128	[1]	Ryerson Holding Corp.	1,622,204
137,495		Trinseo SA	7,474,228
		TOTAL	14,412,251
		Real Estate— 4.0%
20,605	[1]	Marcus & Millichap Co., Inc.	819,873
195,975		National Storage Affiliates Trust	10,615,966
127,115		Plymouth Industrial REIT, Inc.	2,933,814
235,040		RMR Group, Inc./The	9,222,970
1,077,085		Uniti Group, Inc.	12,612,665
		TOTAL	36,205,288
		TOTAL COMMON STOCKS (IDENTIFIED COST $721,367,728)	881,047,593
		INVESTMENT COMPANIES— 2.6%
6,436,827		Federated Hermes Government Obligations Fund, Premier Shares, 0.01%[5]	6,436,827
16,724,292		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.02%[5]	16,730,982
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $23,167,809)	23,167,809
		TOTAL INVESTMENT IN SECURITIES—101.0% (IDENTIFIED COST $744,535,537)[6]	904,215,402
		OTHER ASSETS AND LIABILITIES - NET—(1.0)%[7]	(9,210,372)
		TOTAL NET ASSETS—100%	$895,005,030
Annual Shareholder Report
13

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2021, were as follows:
	Value as of 7/31/2020	Purchases at Cost*	Proceeds from Sales*
Consumer Discretionary:
Wingstop, Inc.**	$19,605,937	$6,652,308	$(16,871,705)
Lovesac Co./The	$872,806	$3,333,696	$(3,811,679)
Health Care:
Alector, Inc.	$411,776	$1,369,768	$(361,562)
Amphastar Pharmaceuticals, Inc.	$—	$686,809	$—
AnaptysBio, Inc.**	$5,832,007	$—	$(7,709,808)
IDEAYA Biosciences, Inc.	$—	$1,853,821	$(808,643)
Translate Bio, Inc.	$—	$9,019,559	$(3,986,353)
Information Technology:
Domo, Inc.	$3,144,887	$11,036,800	$(5,667,668)
Grid Dynamics Holdings, Inc.	$—	$3,430,951	$—
Financials:
StepStone Group, Inc.	$—	$2,459,000	$—
Affiliated issuers no longer in the portfolio at period end	$4,484,899	$3,849,920	$(10,964,411)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$34,352,312	$43,692,632	$(50,181,829)
Annual Shareholder Report
14

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)*	Value as of 7/31/2021	Shares Held as of 7/31/2021	Dividend Income*

$(8,381,418)	$7,255,446	$8,260,568	48,220	$193,524
$957,042	$646,925	$1,998,790	32,929	$—

$(431,833)	$(83,159)	$904,990	37,653	$—
$21,259	$—	$708,068	33,798	$—
$(269,798)	$2,694,040	$546,441	23,779	$—
$80,159	$(188,727)	$936,610	38,229	$—
$7,629	$(886,377)	$4,154,458	150,306	$—

$1,737,366	$2,107,219	$12,358,604	139,914	$—
$1,111,513	$—	$4,542,464	215,794	$—

$833,011	$—	$3,292,011	72,336	$—
$(444,139)	$3,073,731	$—	—	$—
$(4,779,209)	$14,619,098	$37,703,004	792,958	$193,524

*	A portion of the amount shown may have been recorded when the Fund did not have ownership of at least 5% of the voting shares.
**	At July 31, 2021, the Fund no longer has ownership of at least 5% of the voting shares.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2021, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 7/31/2020	$35,185,159	$62,871,883	$98,057,042
Purchases at Cost	$149,371,203	$323,592,884	$472,964,087
Proceeds from Sales	$(178,119,535)	$(369,732,026)	$(547,851,561)
Change in Unrealized Appreciation/ Depreciation	N/A	$—	$—
Net Realized Gain/(Loss)	N/A	$(1,759)	$(1,759)
Value as of 7/31/2021	$6,436,827	$16,730,982	$23,167,809
Shares Held as of 7/31/2021	6,436,827	16,724,292	23,161,119
Dividend Income	$9,573	$37,342	$46,915

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
Annual Shareholder Report
15

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or
(b) is subject to a contractual restriction on public sales. At July 31, 2021, these restricted securities amounted to $7,884,149, which represented 0.9% of total net assets.

4
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).

5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $750,445,756.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2021.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2021, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$829,550,864	$—	$0	$829,550,864
International	51,496,729	—	—	51,496,729
Investment Companies	23,167,809	—	—	23,167,809
TOTAL SECURITIES	$904,215,402	$—	$0	$904,215,402

The following acronym(s) are used throughout this portfolio:
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.89	$23.30	$25.67	$21.89	$17.66
Income From Investment Operations:
Net investment income (loss)[1]	(0.15)	(0.07)	(0.08)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	10.16	0.66	(0.84)	5.09	4.63
Total From Investment Operations	10.01	0.59	(0.92)	4.98	4.55
Less Distributions:
Distributions from net realized gain	(0.14)	—	(1.45)	(1.20)	(0.32)
Net Asset Value, End of Period	$33.76	$23.89	$23.30	$25.67	$21.89
Total Return[2]	42.03%	2.53%	(2.83)%	23.50%	26.00%
Ratios to Average Net Assets:
Net expenses[3]	1.13%	1.13%	1.13%	1.14%	1.15%
Net investment income (loss)	(0.50)%	(0.32)%	(0.36)%	(0.48)%	(0.39)%
Expense waiver/reimbursement[4]	0.23%	0.30%	0.29%	0.44%	0.70%
Supplemental Data:
Net assets, end of period (000 omitted)	$129,226	$92,389	$82,170	$82,953	$47,681
Portfolio turnover	163%	227%	142%	129%	118%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.69	$20.32	$22.77	$19.69	$16.03
Income From Investment Operations:
Net investment income (loss)[1]	(0.33)	(0.21)	(0.23)	(0.26)	(0.21)
Net realized and unrealized gain (loss)	8.77	0.58	(0.77)	4.54	4.19
Total From Investment Operations	8.44	0.37	(1.00)	4.28	3.98
Less Distributions:
Distributions from net realized gain	(0.14)	—	(1.45)	(1.20)	(0.32)
Net Asset Value, End of Period	$28.99	$20.69	$20.32	$22.77	$19.69
Total Return[2]	40.93%	1.82%	(3.58)%	22.54%	25.08%
Ratios to Average Net Assets:
Net expenses[3]	1.88%	1.88%	1.88%	1.89%	1.90%
Net investment income (loss)	(1.25)%	(1.07)%	(1.12)%	(1.23)%	(1.15)%
Expense waiver/reimbursement[4]	0.15%	0.20%	0.29%	0.41%	0.66%
Supplemental Data:
Net assets, end of period (000 omitted)	$28,084	$17,481	$22,639	$18,008	$10,007
Portfolio turnover	163%	227%	142%	129%	118%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.05	$24.37	$26.71	$22.67	$18.24
Income From Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.02)	(0.02)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	10.67	0.70	(0.87)	5.30	4.78
Total From Investment Operations	10.59	0.68	(0.89)	5.24	4.75
Less Distributions:
Distributions from net realized gain	(0.14)	—	(1.45)	(1.20)	(0.32)
Net Asset Value, End of Period	$35.50	$25.05	$24.37	$26.71	$22.67
Total Return[2]	42.40%	2.79%	(2.60)%	23.85%	26.27%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.88%	0.89%	0.90%
Net investment income (loss)	(0.25)%	(0.07)%	(0.10)%	(0.25)%	(0.15)%
Expense waiver/reimbursement[4]	0.16%	0.19%	0.25%	0.41%	0.63%
Supplemental Data:
Net assets, end of period (000 omitted)	$428,578	$354,204	$455,597	$364,248	$112,742
Portfolio turnover	163%	227%	142%	129%	118%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.06	$24.36	$26.70	$22.67	$18.24
Income From Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.02)	(0.02)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	10.67	0.72	(0.87)	5.29	4.76
Total From Investment Operations	10.59	0.70	(0.89)	5.23	4.75
Less Distributions:
Distributions from net realized gain	(0.14)	—	(1.45)	(1.20)	(0.32)
Net Asset Value, End of Period	$35.51	$25.06	$24.36	$26.70	$22.67
Total Return[2]	42.38%	2.87%	(2.60)%	23.81%	26.27%
Ratios to Average Net Assets:
Net expenses[3]	0.87%	0.87%	0.87%	0.88%	0.88%
Net investment income (loss)	(0.24)%	(0.07)%	(0.07)%	(0.24)%	(0.04)%
Expense waiver/reimbursement[4]	0.09%	0.09%	0.15%	0.30%	0.42%
Supplemental Data:
Net assets, end of period (000 omitted)	$309,117	$283,103	$333,059	$89,307	$24,795
Portfolio turnover	163%	227%	142%	129%	118%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities
July 31, 2021

Assets:
Investment in securities, at value including $6,040,073 of securities loaned and $23,167,809 of investment in affiliated holdings and $37,703,004 of investment in affiliated companies* (identified cost $744,535,537)	$904,215,402
Cash	180,244
Income receivable	202,731
Income receivable from affiliated holdings	570
Receivable for investments sold	3,155,045
Receivable for shares sold	554,320
Total Assets	908,308,312
Liabilities:
Payable for investments purchased	4,770,895
Payable for shares redeemed	1,762,236
Payable for collateral due to broker for securities lending	6,436,827
Payable for investment adviser fee (Note 5)	35,786
Payable for administrative fee (Note 5)	3,855
Payable for distribution services fee (Note 5)	17,758
Payable for other service fees (Notes 2 and 5)	73,767
Accrued expenses (Note 5)	202,158
Total Liabilities	13,303,282
Net assets for 25,574,905 shares outstanding	$895,005,030
Net Assets Consist of:
Paid-in capital	$544,298,463
Total distributable earnings (loss)	350,706,567
Total Net Assets	$895,005,030
Annual Shareholder Report
21

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($129,225,613 ÷ 3,827,883 shares outstanding), no par value, unlimited shares authorized	$33.76
Offering price per share (100/94.50 of $33.76)	$35.72
Redemption proceeds per share	$33.76
Class C Shares:
Net asset value per share ($28,084,479 ÷ 968,719 shares outstanding), no par value, unlimited shares authorized	$28.99
Offering price per share	$28.99
Redemption proceeds per share (99.00/100 of $28.99)	$28.70
Institutional Shares:
Net asset value per share ($428,577,768 ÷ 12,073,974 shares outstanding), no par value, unlimited shares authorized	$35.50
Offering price per share	$35.50
Redemption proceeds per share	$35.50
Class R6 Shares:
Net asset value per share ($309,117,170 ÷ 8,704,329 shares outstanding), no par value, unlimited shares authorized	$35.51
Offering price per share	$35.51
Redemption proceeds per share	$35.51

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended July 31, 2021

Investment Income:
Dividends (including $204,108 received from affiliated companies and holdings* and net of foreign taxes withheld of $4,150)	$5,112,146
Net income on securities loaned (includes $36,331 received from affiliated holdings* related to cash collateral balances) (Note 2)	214,499
TOTAL INCOME	5,326,645
Expenses:
Investment adviser fee (Note 5)	6,706,696
Administrative fee (Note 5)	657,609
Custodian fees	98,166
Transfer agent fees (Note 2)	747,194
Directors’/Trustees’ fees (Note 5)	5,321
Auditing fees	27,800
Legal fees	11,957
Portfolio accounting fees	154,107
Distribution services fee (Note 5)	168,597
Other service fees (Notes 2 and 5)	340,903
Share registration costs	74,380
Printing and postage	78,933
Miscellaneous (Note 5)	35,536
TOTAL EXPENSES	9,107,199
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(731,804)
Waiver/reimbursements of other operating expenses (Notes 2 and 5)	(469,595)
TOTAL WAIVER AND REIMBURSEMENTS	(1,201,399)
Net expenses	7,905,800
Net investment loss	(2,579,155)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized gain of $14,617,339 on sales of investments in affiliated companies and holdings*)	237,616,876
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(4,779,209) of investments in affiliated companies*)	50,774,142
Net realized and unrealized gain (loss) on investments	288,391,018
Change in net assets resulting from operations	$285,811,863

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets

Year Ended July 31	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(2,579,155)	$(996,224)
Net realized gain (loss)	237,616,876	(33,014,524)
Net change in unrealized appreciation/depreciation	50,774,142	37,205,285
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	285,811,863	3,194,537
Distributions to Shareholders:
Class A Shares	(548,250)	—
Class C Shares	(104,815)	—
Institutional Shares	(1,863,850)	—
Class R6 Shares	(1,369,095)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,886,010)	—
Share Transactions:
Proceeds from sale of shares	235,454,733	260,125,039
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Multi-Factor Small Cap Growth Fund	—	102,652,108
Net asset value of shares issued to shareholders in payment of distributions declared	3,462,937	—
Cost of shares redeemed	(373,015,518)	(512,259,924)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(134,097,848)	(149,482,777)
Change in net assets	147,828,005	(146,288,240)
Net Assets:
Beginning of period	747,177,025	893,465,265
End of period	$895,005,030	$747,177,025
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
July 31, 2021
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital appreciation.
On November 15, 2019, the Fund acquired all of the net assets of PNC Multi-Factor Small Cap Growth Fund (the “Acquired Fund”), an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on November 5, 2019. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund’s Class A Shares exchanged, a shareholder received 0.896 shares of the Fund’s Class A Shares.
For every one share of the Acquired Fund’s Class C Shares exchanged, a shareholder received 0.971 shares of the Fund’s Class C Shares.
For every one share of the Acquired Fund’s Class I Shares exchanged, a shareholder received 0.883 shares of the Fund’s Institutional Shares.
For every one share of the Acquired Fund’s Class R6 Shares exchanged, a shareholder received 0.883 shares of the Fund’s R6 Shares.
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund’s Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
4,360,352	$102,652,108	$20,727,223	$897,256,665	$999,908,773

1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
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Assuming the acquisition had been completed on August 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2020, were as follows:
Net investment income (loss)	$(964,618)
Net realized and unrealized gain on investments	3,068,318
Net increase in net assets resulting from operations	$2,103,700
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the earnings of the Acquired Fund that have been included in the Fund’s Statement of Changes in Net Assets as of July 31, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures
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described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”), and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized
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gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,201,399 is disclosed in various locations in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended July 31, 2021, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$216,321	$(168,719)
Class C Shares	24,041	(13,629)
Institutional Shares	428,705	(287,247)
Class R6 Shares	78,127	—
TOTAL	$747,194	$(469,595)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2021, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$287,092
Class C Shares	53,811
TOTAL	$340,903
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2021, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$6,040,073	$6,436,827
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	998,380	$30,777,217	609,482	$13,104,153
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	1,446,327	33,251,055
Shares issued to shareholders in payment of distributions declared	14,857	426,682	—	—
Shares redeemed	(1,052,585)	(32,379,214)	(1,715,867)	(36,704,330)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(39,348)	$(1,175,315)	339,942	$9,650,878
	Year Ended 7/31/2021		Year Ended 7/31/2020
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	443,130	$12,346,176	126,433	$2,399,164
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	182,602	3,655,701
Shares issued to shareholders in payment of distributions declared	4,048	100,360	—	—
Shares redeemed	(323,452)	(8,035,514)	(577,979)	(11,036,748)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	123,726	$4,411,022	(268,944)	$(4,981,883)
	Year Ended 7/31/2021		Year Ended 7/31/2020
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,584,938	$119,334,739	7,454,551	$168,193,983
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	2,548,202	61,335,218
Shares issued to shareholders in payment of distributions declared	56,977	1,717,850	—	—
Shares redeemed	(5,706,924)	(181,239,928)	(14,562,017)	(326,516,625)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(2,065,009)	$(60,187,339)	(4,559,264)	$(96,987,424)
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	Year Ended 7/31/2021		Year Ended 7/31/2020
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,252,100	$72,996,601	3,418,303	$76,427,739
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	183,221	4,410,134
Shares issued to shareholders in payment of distributions declared	40,386	1,218,045	—	—
Shares redeemed	(4,884,633)	(151,360,862)	(5,976,222)	(138,002,221)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(2,592,147)	$(77,146,216)	(2,374,698)	$(57,164,348)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(4,572,778)	$(134,097,848)	(6,862,964)	$(149,482,777)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from regulatory settlement proceeds.
For the year ended July 31, 2021, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(134)	$134
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2021 and 2020, was as follows:
	2021	2020
Long-term capital gains	$3,886,010	$—
As of July 31, 2021, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[1]	$132,977,030
Net unrealized appreciation	$153,769,646
Undistributed long-term capital gains	$63,959,891

1	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales and non taxable dividends.
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At July 31, 2021, the cost of investments for federal tax purposes was $750,445,756. The net unrealized appreciation of investments for federal tax purposes was $153,769,646. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $177,262,514 and net unrealized depreciation from investments for those securities having an excess of cost over value of $23,492,868.
The Fund used capital loss carryforwards of $24,245,488 to offset capital gains realized during the year ended July 31, 2021.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2021, the Adviser voluntarily waived $704,029 of its fee and voluntarily reimbursed $469,595 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2021, the Adviser reimbursed $27,775.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2021, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$168,597
For the year ended July 31, 2021, FSC retained $12,892 of fees paid by the Fund.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2021, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2021, FSC retained $4,780 in sales charges from the sale of Class A Shares. FSC also retained $735 of CDSC relating to redemptions of Class A Shares and $144 relating to redemptions of Class C Shares, respectively.
Other Service Fees
For the year ended July 31, 2021, FSSC received $16,456 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2021, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares,Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.98%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2022; or (b) the date of the Fund’s next effective Prospectus. Prior to October 1, 2021, the Fee Limit for the Class C Shares was 1.88%. While the Adviser and
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its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2021, were as follows:
Purchases	$1,324,073,469
Sales	$1,466,926,852
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities. A substantial portion of the Fund’s portfolio may be comprised of entities in the Health Care and Information Technology sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 23, 2021. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2021, the Fund had no outstanding loans. During the year ended July 31, 2021, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2021, there were no outstanding loans. During the year ended July 31, 2021, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2021, the amount of long-term capital gains designated by the Fund was $3,886,010.
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Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Small Cap Growth Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 23, 2021
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021 to July 31, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2021	Ending Account Value 7/31/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,064.60	$5.78
Class C Shares	$1,000	$1,060.40	$9.60
Institutional Shares	$1,000	$1,065.70	$4.51
Class R6 Shares	$1,000	$1,065.70	$4.46
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.19	$5.66
Class C Shares	$1,000	$1,015.47	$9.39
Institutional Shares	$1,000	$1,020.43	$4.41
Class R6 Shares	$1,000	$1,020.48	$4.36

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.88%
Institutional Shares	0.88%
Class R6 Shares	0.87%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; and Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2021
Federated Hermes MDT Small Cap Growth Fund (the “Fund”)
At its meetings in May 2021 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional
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matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”), which include a comprehensive array of funds with different investment objectives, policies and strategies, and the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the
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fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with a fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds.
In addition to considering the above-referenced factors, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection
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with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by the Adviser and its affiliates. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade execution capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
The Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account the Adviser’s communications with the Board in light of the market volatility amidst the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
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The Board received and evaluated information regarding the Adviser’s regulatory and compliance environment. The Board considered the Adviser’s compliance program, compliance history, and reports from the CCO about the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and, in particular, the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered discussions with Federated Hermes regarding the implementation of its business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
Based on these considerations, the Board concluded that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant investment categories and the Fund’s benchmark index, portfolio attribution information and commentary on the effect of current and recent market conditions.
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The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the periods ended December 31, 2020, the Fund’s performance for the five-year period was above the median of the Performance Peer Group, and the Fund’s performance fell below the median of the Performance Peer Group for the one-year and three-year periods. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the five-year period and underperformed its benchmark index for the one-year and three-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
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While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its deliberations. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other mutual funds’ fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients (such as institutional separate accounts) and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an
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unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so (or continue to do so) in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that cost allocations on a fund-by-fund basis may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered
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the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management (including market data on which portfolio managers make investment decisions), trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in
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connection with the May Meetings. The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fees as a fund attains a certain size.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Small Cap Growth Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program with respect to the Fund (the “Administrator”). Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program with respect to each Federated Hermes Fund that is managed by such advisory subsidiary (collectively, the “Administrator”). The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2021, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2020 through March 31, 2021 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where
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applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the March-April 2020 market conditions, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Small Cap Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R775
CUSIP 31421R767
CUSIP 31421R759
CUSIP 31421R619
37313 (9/21)
© 2021 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 – $149,400

Fiscal year ended 2020 - $146,200

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $2,808 and $11,145 respectively. Fiscal year ended 2021- Audit consent fee for N-14 merger document. Fiscal year ended 2020- Audit consent fee for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $43,494 and $42,456 respectively. Fiscal year ended 2021- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2020- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2021 - $60,979

Fiscal year ended 2020 - $150,395

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes MDT Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date September 23, 2021

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 23, 2021